UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alexandria Real Estate Equities, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALEXANDRIA®
Building the Future of Life-Changing Innovation®

ALEXANDRIA'S PIONEERING
325 BINNEY STREET DEVELOPMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

NOTICE OF 2022 ANNUAL MEETING OF THE STOCKHOLDERS AND PROXY STATEMENT

ALEXANDRIA®
Building the Future of Life-Changing Innovation®

OUR MISSION

OUR DNA

Each and every member of the Alexandria family is united in our efforts to fulfill our mission. We **ARE**…

Passionate

A passionate commitment to operational excellence

Pioneering

A pioneering spirit to continually innovate

Disciplined

A disciplined approach that delivers financial consistency and stability

THAT'S WHAT'S IN
OUR DNA®

SPOTLIGHT ON 325 BINNEY STREET

Alexandria's pioneering high-performance development at 325 Binney Street will enable longtime tenant and venture investment Moderna to advance its strategic sustainability initiatives. The future HQ and R&D center will support Moderna's growth as the company makes progress on a pipeline of mRNA medicines that leverage its paradigm-shifting mRNA technology – the platform behind its lifesaving COVID-19 vaccine.

For more information on 325 Binney Street's sustainability and resiliency targets, see page 10.

ON THE COVER AND ABOVE
Moderna's New HQ and R&D Center
Alexandria Center® at One Kendall Square Mega Campus | 325 Binney Street, Cambridge

April 18, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), to be held on Tuesday, May 17, 2022, at the Alexandria Center® for Life Science, 450 E. 29th Street, New York, NY 10016, at 11:00 a.m. Eastern Time (the “2022 Annual Meeting”).

At the 2022 Annual Meeting, you will be asked to elect eight directors; vote upon the amendment and restatement of the Company’s Amended and Restated 1997 Stock Award and Incentive Plan (the “1997 Incentive Plan”); vote upon, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; vote to approve an amendment of our charter to increase the number of shares of common stock that we are authorized to issue from 200,000,000 to 400,000,000 shares; and vote upon the ratification of the appointment by the Audit Committee of the Board of Directors of the Company (the “Board”) of Ernst & Young LLP as our independent registered public accountants for our fiscal year ending December 31, 2022. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) describe these matters. We urge you to read this information carefully.

The Board unanimously believes that the election of its nominees as directors; approval of the amendment and restatement of the 1997 Incentive Plan; approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; amendment of our charter to increase the number of shares of common stock that we are authorized to issue from 200,000,000 to 400,000,000 shares; and ratification of the appointment of our independent registered public accountants are in the best interests of the Company and, accordingly, recommends a vote FOR the election of all the nominees as directors; FOR the approval of the amendment and restatement of the 1997 Incentive Plan; FOR the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; FOR the amendment of our charter to increase the number of shares of common stock that we are authorized to issue from 200,000,000 to 400,000,000 shares; and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants.

In addition to the formal business to be transacted at the meeting, management will report on the progress of our business and respond to comments and questions of general interest to stockholders. You will find a summary of some of the key performance indicators and more detailed information in the Proxy Statement.

We sincerely hope that you will be able to attend and participate in the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize a proxy to vote your shares by completing the accompanying proxy card or voting instruction form or by giving your proxy authorization via telephone or the Internet in accordance with the instructions on the accompanying proxy card or voting instruction form that you should receive from the bank, broker or other nominee that is the record holder for your shares.

BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION FORM OR BY AUTHORIZING A PROXY VIA TELEPHONE OR THE INTERNET, YOU AUTHORIZE THE PROXY HOLDERS TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE 2022 ANNUAL MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOUR PLANS CHANGE AND YOU ARE UNABLE TO ATTEND.

Sincerely,

Joel S. Marcus
Executive Chairman and Founder

2022 Proxy Statement	i

2021 ALEXANDRIA'S ACHIEVEMENT OF HISTORIC MILESTONES

Reflecting our best-in-class team's discipline, ingenuity, and flexibility to execute

2022 Proxy Statement	ii

2022 Proxy Statement	iii

(1)Represents total equity capitalization for all publicly traded U.S. REITs, from Bloomberg Professional Services as of December 31, 2021. Alexandria’s total equity capitalization is calculated using shares outstanding and the closing stock price as of December 31, 2021.

2022 Proxy Statement	iv

2022 Proxy Statement	v

2022 Proxy Statement	vi

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date and Time:	Tuesday, May 17, 2022, at 11:00 a.m. Eastern Time

Place:	Alexandria Center® for Life Science, 450 E. 29th Street, New York, NY 10016

Items of Business:
1.To consider and vote upon the election of eight directors from the following eight nominees to serve until the next annual meeting of stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), and until their successors are duly elected and qualify: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, Ph.D., Jennifer Friel Goldstein, Richard H. Klein, and Michael A. Woronoff.

2.To consider and vote upon the amendment and restatement of the Company’s Amended and Restated 1997 Stock Award and Incentive Plan.

3.To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement for the 2022 Annual Meeting of Stockholders of the Company (the “2022 Annual Meeting”).

4.To consider and vote upon an amendment of the Company’s charter to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares and make a corresponding increase in the aggregate par value of the Company’s authorized shares of stock.

5.To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

6.To transact such other business as may properly come before the 2022 Annual Meeting or any postponement or adjournment thereof.

Record Date:
The Board of Directors of the Company (the ‘‘Board’’) has set the close of business on March 31, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the 2022 Annual Meeting and any postponement or adjournment thereof.

By Order of the Board

Jackie B. Clem General Counsel and Secretary
Pasadena, California
April 18, 2022

2022 Proxy Statement	vii

2022 Proxy Statement	viii

TABLE OF CONTENTS (continued)

PROPOSAL 3 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION	58
Compensation Committee Report on Executive Compensation	59
Leadership Structure and the Roles of Our Named Executive Officers	59
COMPENSATION DISCUSSION AND ANALYSIS	61
Executive Summary – Why You Should Vote for Our 2022 Say-on-Pay Proposal	62
Pay-for-Performance Philosophy	62
Our Executive Compensation Program Emphasizes Long-Term Performance	62
2021 Strategic Goals and Results	63
Significant and Proactive Stockholder Engagement	64
Significant Changes to Our Executive Compensation Program as a Result of Stockholder Engagement	65
Compensation Governance	66
Peer Analysis	68
Key Elements of the Compensation Program	69
2021 Compensation Decisions	70
Other Compensation Policies	109
Compensation Tables and Related Narrative	110
Potential Payments Upon Termination or Change in Control	118
CEO Pay Ratio	122
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	123
AUDIT COMMITTEE REPORT	125
PROPOSAL 4 — APPROVAL OF THE AMENDMENT OF THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000 SHARES	126
PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	128
Fees Billed by Independent Registered Public Accountants	128
OTHER INFORMATION	129
Annual Report on Form 10-K and Financial Statements and Committee and Corporate Governance Materials of the Company	129
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on Tuesday, May 17, 2022	129
Stockholder Proposals and Director Nominations for the Company’s 2023 Annual Meeting	129
Communicating with the Board	130
Other Information	130
Other Matters	130

2022 Proxy Statement	ix

TABLE OF CONTENTS (continued)

Total Stockholder Return(1) Alexandria’s IPO to December 31, 2021(2) 2,532%	Total Stockholder Return(1) Five Years Ended December 31, 2021

17.7%
30.3%
76.4%
130.1%
133.4%
FTSE Nareit Equity Office Index
Proxy Peers
Russell 2000 Index
Alexandria
S&P 500 Index

Total Stockholder Return(1) Two Years Ended December 31, 2021

Funds From Operations Per Share(3)	Net Asset Value Per Share(4)	Common Stock Dividends Per Share

$6.02
$6.60
$6.96
$7.30
$7.76
29% Growth
2017
2018
2019
2020
2021

$127
$137
$151
$158
$196
54% Growth
2017
2018
2019
2020
2021

$3.45
$3.73
$4.00
$4.24
$4.48
30% Growth
2017
2018
2019
2020
2021

(1)	Assumes reinvestment of dividends.
(2)
Total stockholder return from Alexandria Real Estate Equities, Inc.’s initial public offering, or IPO, priced on May 27, 1997, to December 31, 2021. Source: Bloomberg and S&P Global Market Intelligence.

(3)
Represents funds from operations per share – diluted, as adjusted. For information on the Company’s funds from operations, including definitions and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(4)	Based on average net asset value estimates at the end of each year provided by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.

2022 Proxy Statement	x

ALEXANDRIA REAL ESTATE EQUITIES, INC. 26 North Euclid Avenue Pasadena, California 91101
PROXY STATEMENT for ANNUAL MEETING OF STOCKHOLDERS to be held on Tuesday, May 17, 2022

GENERAL INFORMATION

This Proxy Statement is provided to our stockholders to solicit proxies, on the form of proxy enclosed, for exercise at the 2022 Annual Meeting of Stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria” or the “Company”), to be held on Tuesday, May 17, 2022, at the Alexandria Center® for Life Science, 450 E. 29th Street, New York, NY 10016, at 11:00 a.m. Eastern Time, and at any postponement or adjournment thereof (the “2022 Annual Meeting”). The Board of Directors of the Company (the “Board”) knows of no matters to come before the annual meeting other than those described in this Proxy Statement. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 18, 2022.

At the 2022 Annual Meeting, stockholders will be asked:
1.To consider and vote upon the election of eight directors from the following eight nominees to serve until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualify: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, Ph.D., Jennifer Friel Goldstein, Richard H. Klein, and Michael A. Woronoff.
2.To consider and vote upon the amendment and restatement of the Company’s Amended and Restated 1997 Stock Award and Incentive Plan (the “1997 Incentive Plan”).
3.To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of the Company’s named executive officers (our “NEOs”), as described in this Proxy Statement.
4.To consider and vote upon an amendment of the Company’s charter to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares and make a corresponding increase in the aggregate par value of the Company’s authorized shares of stock.
5.To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.
6.To transact such other business as may properly come before the 2022 Annual Meeting, or any postponement or adjournment thereof.

Solicitation

This solicitation is made by mail by the Board. The Company will pay for the costs of the solicitation. Further solicitation of proxies may be made, including by mail, by telephone, by fax, in person, or by other means, by the directors, officers, or employees of the Company or its affiliates, none of whom will receive additional compensation for such solicitation. In addition, the Company has engaged Alliance Advisors, LLC, a firm specializing in proxy solicitation, to solicit proxies, and to assist in the distribution and collection of proxy materials, for an estimated fee of approximately $37,500. The Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals that are beneficial owners of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”).

Voting Procedures

Only holders of record of Common Stock as of the close of business on March 31, 2022, the record date, will be entitled to notice of and to vote at the 2022 Annual Meeting. A total of 163,217,991 shares of Common Stock were outstanding as of the record date. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the 2022 Annual Meeting will be necessary to constitute a quorum to transact business at the meeting. Stockholders that instruct their proxy to “abstain” on a matter will be treated as present for purposes of determining the existence of a quorum. At the 2022 Annual Meeting, a nominee will be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes with respect to his or her election (that is, the number of votes cast “for” the nominee must exceed

2022 Proxy Statement	1

GENERAL INFORMATION (continued)
the number of votes cast “against,” or withheld as to, the nominee). The affirmative vote of a majority of the votes cast will be required to (i) amend and restate the 1997 Incentive Plan; (ii) adopt, on a non-binding, advisory basis, a resolution to approve the compensation of our NEOs and (iii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants. Abstentions do not count as votes cast on the election of directors, the adoption of the non-binding, advisory stockholder vote on the compensation of our NEOs, the approval of the amendment and restatement of the 1997 Incentive Plan, or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants, and will have no effect on the outcome of those proposals. Broker non-votes (proxies that are uninstructed on one or more proposals and are submitted by banks, brokers, or other nominees that lack discretionary authority to vote on a proposal, under applicable securities exchange rules, absent instructions from the beneficial owner of the shares of stock) will have no effect on the election of directors, approval of the amendment and restatement of the 1997 Incentive Plan, the adoption of the non-binding, advisory stockholder vote on the compensation of our NEOs, or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants. The resolution approving an amendment of the Company’s charter to increase the number of shares of Common Stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares requires the affirmative vote of a majority of the votes entitled to be cast. For purposes of this vote, abstentions and broker non-votes will have the same effect as a vote against the approval of the charter amendment.

If you hold your shares of Common Stock of record in your own name as registered on our stock transfer books, shares of Common Stock represented by a properly executed proxy on the form enclosed, or authorized via telephone or the Internet in accordance with instructions on such form, that are timely received by the Secretary of the Company and not revoked will be voted as instructed on the proxy. If no instruction is made on a properly authorized and returned proxy, the shares represented thereby will be voted FOR the election of each of the eight nominees for director named in this Proxy Statement; FOR the approval of the amendment and restatement of the 1997 Incentive Plan; FOR the approval, on a non-binding, advisory basis, of the compensation of our NEOs; FOR the amendment of the Company’s charter to increase the number of shares of Common Stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares; and FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accountants of the Company. If any other matters properly come before the 2022 Annual Meeting, the enclosed proxy confers discretionary authority on the persons named as proxies to vote the shares represented by the proxy in their discretion.

If you hold your shares of Common Stock in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the directions provided by your broker or nominee on its voting instruction form that you should have received with these materials.

Revocability of Proxies

Stockholders may revoke a proxy at any time before the proxy is exercised. Stockholders of record may revoke a proxy by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, by authorizing a later proxy via telephone or the Internet in accordance with the instructions on the enclosed form, or by voting in person at the 2022 Annual Meeting. Stockholders that own shares of Common Stock beneficially (in street name) through a bank, broker, or other nominee should follow the voting instruction form provided by their bank, broker, or other nominee to change their voting instructions.

No Dissenters’ or Appraisal Rights

No dissenters’ or appraisal rights are available with respect to any of the proposals being submitted to stockholders for their consideration at the 2022 Annual Meeting.

Forward-Looking Statements

Certain information and statements included in this Proxy Statement, including, without limitation, statements containing the words “forecast,” “guidance,” “goals,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” “potential,” or “will,” or the negative of these words or similar words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this Proxy Statement include, without limitation, statements regarding our future growth and capital plans; our environmental, social, and governance initiatives, policies, practices, and performance; our sustainability goals; and performance goals of our NEOs to the extent such goals are premised on future performance or events. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions, and financial trends that may affect our future plans of operations, business strategy, sustainability goals, results of operations, and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements herein, including, without limitation, the risks and uncertainties described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. We do not undertake any responsibility to update any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events, or otherwise.

2022 Proxy Statement	2

ALEXANDRIA REAL ESTATE EQUITIES, INC.
26 North Euclid Avenue
Pasadena, California 91101

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. As this is only a summary, please read the entire Proxy Statement carefully before voting or authorizing your proxy to vote for you. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company,” “we,” “our,” “us,” or “Alexandria”), on or about April 18, 2022.

2022 Annual Meeting of Stockholders

Date and Time:    Tuesday, May 17, 2022, at 11:00 a.m. Eastern Time

Place:    Alexandria Center® for Life Science, 450 E. 29th Street, New York, NY 10016

Voting:    Only holders of record of the Company’s common stock, $0.01 par value per share (“Common Stock”), as of the close of business on March 31, 2022, the record date, are entitled to notice of and to vote at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). Each share of Common Stock entitles its holder to one vote.

Proposals and Board Recommendations

Proposal	Board Recommendation	For More Information
1.Election of directors	“FOR” all nominees	Page 36
2.Amendment and restatement of the Company’s Amended and Restated 1997 Stock Award and Incentive Plan (the “1997 Incentive Plan”)	“FOR”	Page 52
3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers	“FOR”	Page 58
4.Amendment of the Company’s charter to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares	“FOR”	Page 126
5.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022	“FOR”	Page 128

How to Cast Your Vote

You may vote by any of the following methods:

Internet	Mail
until 11:59 p.m. Eastern Time on May 16, 2022	Sign, date, and mail your proxy card or voting instruction form in the envelope provided as soon as possible.
Beneficial Owners www.proxyvote.com
Registered Stockholders www.voteproxy.com

Phone	In Person
until 11:59 p.m. Eastern Time on May 16, 2022
Beneficial Owners
Admission is based on proof of ownership, such as a recent brokerage statement; voting in person requires a valid “legal proxy” signed by the holder of record.

Registered Stockholders
Attend and vote your shares in person.

Beneficial Owners 800-454-8683
Registered Stockholders 800-776-9437

2022 Proxy Statement	3

PROXY STATEMENT SUMMARY (continued)
Business Overview

Over 28 years ago, Alexandria’s Executive Chairman and Founder, Joel S. Marcus, led the formation, financing, development, personnel recruitment, and operations of a new, mission-driven real estate company. Founded in 1994 as a garage startup with $19 million in Series A capital and a bold vision to support and drive forward the mission-critical life science industry, Alexandria invented and pioneered the life science real estate niche to deliver the highly complex infrastructure needed to catalyze innovation and improve human health. Today, the highly sophisticated S&P 500® urban office real estate investment trust (“REIT”) is the leading and longest-tenured owner, operator, and developer uniquely focused on collaborative life science, agricultural technology (“agtech”), and technology campuses in AAA innovation cluster locations. As of December 31, 2021, Alexandria had a total market capitalization of $44.0 billion and an asset base in North America of 67.0 million square feet (“SF”), which includes 38.8 million rentable square feet (“RSF”) of operating properties and 4.8 million RSF of Class A properties undergoing construction, 8.7 million RSF of near-term and intermediate-term development and redevelopment projects, and 14.7 million SF of future development projects. In May 2022, the Company will celebrate 25 years as a New York Stock Exchange (“NYSE”) listed company. We are extremely proud and honored to be at the vanguard and heart of the mission-critical life science ecosystem, where we have cultivated trusted relationships with our industry-leading, high-quality tenant base of over 850 companies to advance solutions to current and future healthcare challenges, and ultimately to benefit humankind.

Our primary business objective is to maximize stockholder value by providing our stockholders with the greatest possible total return and long-term asset value based on a multifaceted platform of internal and external growth. Since the Company’s inception, Alexandria has focused its strategy on developing and implementing our unique and successful business model and has generated long-term value and growth in net asset value while also making a positive impact on society. Alexandria has also continued to enhance our exceptional credit profile and has a corporate credit rating of Baa1/Stable by Moody’s Investors Service and BBB+/Positive by S&P Global Ratings, which ranks in the top 10% among all publicly traded U.S. REITs. Alexandria is also in the top 10% among all publicly traded U.S. REITs by total equity capitalization as of December 31, 2021.

The Company’s extraordinary growth was accelerated through the tremendous execution of our visionary cluster campus strategy, as informed by Harvard Business Professor Michael E. Porter’s cluster theory. Utilizing this theory as the basis for our proven cluster model, we identified and brought together four critical components necessary for life science companies to thrive — location, innovation, talent, and capital. We also intentionally evolved our original focus on single assets to amenity-rich, collaborative cluster campuses and then to today’s differentiated mega campuses. Our world-class mega campuses consist of approximately 1 million or more RSF and provide a superior set of amenities, services, and transit that offer our tenants valuable strategic optionality and increase their ability to attract and retain top talent. Our mega campuses also generate premium rental rates relative to single assets.

Our strategy for producing long-term, sustainable stockholder value has been developed over nearly three decades by management in collaboration with the Board. Management and the Board work together to develop, implement, monitor, and, as necessary, adjust our strategy and measure our progress toward executing and achieving it.

Fully Integrated Team Driving Long-Term Value Through Our Differentiated and Mission-Driven Business Model

At Alexandria, our people are our most important asset. We are profoundly grateful for the Alexandria team, whose passion, commitment, and operational excellence have directly contributed to Alexandria’s strong and sustained performance. Alexandria’s highly experienced and fully integrated team has expertise in real estate, leasing and asset management, construction and development, laboratory operations, accounting and finance, venture investing, strategic programming, sustainability, philanthropy, legal matters, communications, design, and information technology.

As a mission-driven company at the vanguard and heart of the life science industry, we are deeply committed to building the future of life-changing innovation and leading the way for positive change to benefit human health, our local communities, and the world. We differentiate ourselves by having a deep-rooted passion for our mission, a pioneering spirit to continually innovate, and a disciplined approach that delivers financial consistency and stability for our investors. We believe that accomplishing meaningful endeavors drives extraordinary growth, and we remain highly focused on fulfilling our important mission and executing our multifaceted business model, both of which continue to distinguish us from other REITs, provide us with a significant competitive advantage, and give us confidence for the future.

Alexandria’s differentiated business has long been about more than real estate, and our mission — to create and grow life science ecosystems and clusters that ignite and accelerate the world’s leading innovators in their noble pursuit to advance human health by curing disease and improving nutrition — drives everything we do. It has shaped our pioneering, impactful, and enduring business, and it is the unifying basis on which we have built our four strategic verticals of real estate, corporate responsibility, thought leadership, and venture investments. Alexandria has amassed a nearly three-decade track record of successfully creating, nurturing, managing, and growing life science ecosystems and clusters across the country, where we have extended our proven approach to cluster building beyond the built environment. We also leverage our deep engagement in corporate responsibility, venture investments, and thought leadership to catalyze vibrant ecosystems that accelerate the translation of scientific discoveries into new treatments and cures that aim to improve and save people’s lives.

2022 Proxy Statement	4

PROXY STATEMENT SUMMARY (continued)

OUR STRATEGIC & INTEGRATED VERTICALS

ESSENTIAL REAL ESTATE

Alexandria is the preeminent owner, operator, and developer of collaborative life science, agtech, and technology campuses in the top innovation cluster locations in North America. With a core focus on life science real estate, we have a nearly three-decade track record of creating dynamic and vibrant environments that enhance our tenants' ability to successfully recruit and retain world-class talent and that inspire their productivity, efficiency, creativity, and success, accommodating their immediate need for space and providing a path for their growth. We believe these advantages result in higher occupancy levels, longer lease terms, higher rental income, higher returns, and greater long-term asset value.

PURPOSEFUL CORPORATE RESPONSIBILITY

ESG (environmental, social, and governance) leadership is core to our DNA. Our mission-driven company is dedicated to making a positive and lasting impact on the world, and our ESG efforts focus on developing and operating highly efficient and healthier buildings, reducing carbon emissions, and mitigating climate risk. We also support the health and vitality of the communities where we live and work by pioneering and implementing solutions to address the most pressing societal issues, as identified in our social responsibility pillars. *(Refer to the next section in this Proxy statement for more information.)*

STRATEGIC VENTURE INVESTMENTS

Since its inception in 1996, Alexandria Venture Investments® has strategically invested in disruptive life science, agrifoodtech, climate tech, and technology companies. As a testament to our position at the vanguard and heart of the life science and agtech ecosystems, Alexandria Venture Investments was recognized by Silicon Valley Bank as the #1 most active corporate investor in biopharma by new deal volume for the fifth consecutive year (2020–2021) and by AgFunder as one of the five most active U.S. investors in agrifoodtech for the second consecutive year (2021). Our robust venture activity provides us valuable insight into key industry and innovation trends; builds and strengthens our relationships with leading entrepreneurs and investors; and further bolsters our high-quality tenant base.

ALEXANDRIA Summit®

IMPACTFUL THOUGHT LEADERSHIP

Alexandria coalesces our world-class global life science and healthcare network for unique programming to foster impactful collaborations and drive innovation across our mission-critical ecosystems. The Alexandria Summit® was founded in 2011 as a highly collaborative neutral platform to convene a diverse network of visionary stakeholders to lead transformative discussions and stimulate new approaches to the most important issues facing human health. By leveraging the powerful collective voice of the Alexandria Summit, we continue to contribute tangible solutions that help drive the discovery and development of novel cost-effective therapies; impact policy to accelerate innovation that saves lives and manages and cures disease; and address the urgent need to transform our healthcare system.

2022 Proxy Statement	5

PROXY STATEMENT SUMMARY (continued)

2022 Proxy Statement	6

PROXY STATEMENT SUMMARY (continued)
Overview of Our Environmental, Social, and Governance Leadership

ESG IS CORE TO OUR DNA

ALEXANDRIA'S SUSTAINABILITY MISSION

ESG STRATEGY

ENVIRONMENTAL
Driving high-performance building design and operations and mitigating climate-related risk

SOCIAL
Catalyzing the health, wellness, safety, and productivity of our tenants, employees, communities, and the world at large

ESG HIGHLIGHTS
Our ESG efforts are reflected throughout this Proxy Statement. Key topics include:
Climate Change and Environmental Sustainability	9
Social Responsibility	13
Building a Diverse and Inclusive Workforce	19
Corporate Governance Highlights	21
Board Diversity	23
Stockholder Outreach and Engagement	28
Human Rights Policy and Vendor Code of Conduct	29

As a mission-driven company, environmental, social, and governance (“ESG”) leadership is core to our DNA. At Alexandria, we believe that doing well in our business and doing good for society are inherently linked endeavors. This belief shapes every aspect of our multifaceted business model and supports our industry-leading corporate responsibility efforts. For us, ESG is about much more than meeting target metrics — it is critical to fulfilling our mission to advance human health and improve nutrition. It remains our goal to tackle climate change by reducing carbon emissions associated with the operations and construction of our assets, mitigating climate-related risk in our real estate portfolio, and investing in and providing essential infrastructure for sustainable agrifoodtech companies. We continue to catalyze the health and vitality of the communities where we live, work, and develop; and we also implement impactful solutions to society’s most pressing challenges to contribute to a healthier, more sustainable, and more productive society. Our longstanding efforts have benefited our tenants, employees, and communities, as well as preserved and enhanced value for our stockholders over the long term.

Our deep commitment to corporate responsibility continues to earn us broad external recognition. See page 12 for a selection of the awards and recognition Alexandria has received over the past year. Among our ESG highlights, we are particularly proud of our focus on highly sustainable and climate-resilient buildings, including our development at 325 Binney Street — designed to be the most sustainable laboratory building in Cambridge — that was selected by Moderna, Inc. (“Moderna”) for its future headquarters and core R&D facility; our leadership in pioneering OneFifteen, a novel, data-driven comprehensive model providing a full continuum of care to support the full and sustained recovery of people living with addiction; and continued enhancement of our pioneering social responsibility initiatives, including the launch of two new pillars: one addressing the growing mental health crisis, with a focus on helping children cope with the loss of a parent or family member to suicide; and another supporting national museums to preserve our nation’s history and honor our greatest heroes.

2022 Proxy Statement	7

PROXY STATEMENT SUMMARY (continued)
During 2021, we were recognized by Global Real Estate Sustainability Benchmark (“GRESB”), one of the leading global ESG benchmarks for real estate and infrastructure investments, as the Global Sector Leader and achieved the highest 5 Star rating in the Diversified Listed sector for outstanding ESG integration in our value-creation development projects. Alexandria earned the #2 ranking in the U.S. Science & Technology sector, reflecting our continued sustainability performance leadership across our mission-critical office/laboratory properties, which operate 24/7. We also received our fourth consecutive “A” disclosure score for transparency around our practices and performance.

In addition, Alexandria was ranked #5 in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022. Alexandria also received an ESG Rating of “A” from MSCI Inc. (“MSCI”) due to our continued advancement of green building opportunities, our talent management programs, and our below-industry-average employee turnover rate, among other achievements. Our MSCI ESG Rating is in the top 10% among all publicly traded U.S. equity REITs.

As a testament to our comprehensive and rigorous approach to protecting the health, wellness, and safety of our building occupants, Alexandria achieved a Fitwel® Viral Response Certification with Distinction, the highest designation within the Viral Response Module, for the second consecutive year. The evidence-based, third-party certification was developed by Fitwel, the world’s leading certification system committed to healthier buildings and workplace environments. Alexandria continues to pursue Fitwel and WELL® healthy building certifications, which recognize industry-leading approaches to the health, wellness, and productivity of the Company’s employees and tenants in the workplace.

In 2021, we earned our fourth consecutive and sixth overall Nareit Investor CARE Gold Award in the Large Cap Equity REIT category for superior communications and reporting. This distinction, which represents the most Nareit Investor CARE Gold Awards earned by any equity REIT, is directly attributed to our world-class team’s operational excellence in upholding the highest levels of transparency, integrity, and accountability to our stockholders.

In the following sections, we provide some additional background on our ESG efforts. For more information, please see our annual ESG Report, which is available at www.are.com/corporate-responsibility.html and is in accordance with the Core option of the Standards of the Global Reporting Initiative (“GRI”). We continue to evaluate the use of the standards developed by the Sustainability Accounting Standards Board (“SASB”) as a non-financial reporting framework to supplement or complement our current reporting.

While we are proud of our achievements and actions to date, we recognize that it is vital to continue aiming for higher levels of sustainability and ESG performance. We strive to make continuous improvements to our ESG platform, as well as to partner with our tenants to help realize their ESG priorities, in order to drive long-term progress and make a positive and meaningful impact on our society. We are guided by our culture of idea meritocracy, mutual respect, diversity, humility, transparency, and teamwork, and we are profoundly grateful for our position at the vanguard and heart of the life science ecosystem, where we are able to catalyze and lead the way for positive change to benefit human health and society. Alexandria’s enduring business success reflects our team’s shared passion for, and execution of, our pioneering ESG initiatives. We are proud to do our part to: enable the scientific and technological breakthroughs that are key to solving major healthcare challenges; revitalize and support our communities; empower the next generation of innovators; and, ultimately, contribute to a more sustainable and equitable society.

2022 Proxy Statement	8

PROXY STATEMENT SUMMARY (continued)

Climate Change and Environmental Sustainability

Board of Directors and Leadership Oversight

As disclosed in the Audit Committee Charter and in the Environmental Sustainability Policy, the Audit Committee of the Board oversees the management of the Company’s financial and other systemic risks, including those related to climate change and sustainability. At a management level, Alexandria’s Sustainability Committee, which comprises members of the executive team and senior decision makers from the Company’s Real Estate Development, Asset Management, Risk Management, and Sustainability teams, leads the development and execution of our approach to sustainability and climate-related risk.

The Company’s Environmental Sustainability Policy applies to all of the operations of the Company and its direct and indirect subsidiaries, regardless of geographic location. As documented in the Company’s Vendor Code of Conduct, we also expect our vendors, service providers, contractors and consultants, as well as their employees, agents, and subcontractors, to embrace our commitment to ethical, environmental and social standards throughout the Company’s supply chain.

The Audit Committee Charter, the Environmental Sustainability Policy, and the Vendor Code of Conduct are posted on the Company’s website at https://investor.are.com/corporate-governance/disclosure/.

Proactively Managing and Mitigating Climate Risk

The resilience of our properties under a changing climate is paramount both for our business and our tenants’ mission-critical research, development, manufacturing, and commercialization efforts. We are reviewing the potential impacts associated with climate change and extreme weather conditions as they relate to the acquisition, design, development, and operations of our buildings and campuses. We align our climate change management efforts with the guidelines issued by the Task Force on Climate-related Financial Disclosures (“TCFD”), which we endorsed in 2018. Our industry-leading environmental initiatives, programs, and policies and our proactive approach to the identification and management of evolving physical conditions and transition issues continue to raise the bar in the industry for mitigating greenhouse gas (“GHG”), or carbon, emissions and bolstering climate resilience. Furthermore, our tenant preferences for green, efficient, and healthy buildings continue to rise. As of December 31, 2021, 80% of Alexandria’s top 20 tenants (by annual rental revenue) have set net-zero carbon and/or carbon neutrality goals, compared to 50% of our top 20 tenants as of December 31, 2020. Our sustainability mission compels us to reduce carbon emissions and mitigate climate risk, as do our tenants’ expectations and the changing regulatory environment. Recognizing these imperatives, we are evaluating a comprehensive approach to assessing and mitigating physical risk to our properties and to preparing for the net-zero transition, as described below.

Assessing and Mitigating Physical Risk to Our Properties

In accordance with TCFD methodology, we are reviewing a range of scenarios for 2030 and 2050 in evaluating physical risk to our properties: (1) a business-as-usual scenario in which GHG emissions continue to increase with time (Representative Concentration Pathways (“RCP”) 8.5); and (2) a mitigation scenario in which GHG emissions level off by 2050 and decline thereafter (RCP 4.5). To ensure a conservative evaluation of potential risk at the asset level, we will use the RCP 8.5 scenario, which has greater climate hazard impacts than RCP 4.5. These climate change assessments covering both acute and chronic risks will enable us to assess preparedness for climate-related risks across the real estate life cycle.

For our property acquisitions, our risk management and sustainability teams will conduct climate change evaluations and advise the transactions and property teams of any need for potential property upgrades, which will be evaluated in our financial modeling and transactional decisions.

For our developments and redevelopments of new Class A properties, we will evaluate the potential impact of sea level rise, storm surges in coastal or tidal locations, and changing temperatures out to the year 2050. As feasible, we will consider designs that accommodate potential expansion of cooling infrastructure to meet future building needs while also providing flexibility and optimization of infrastructure funds for more immediate needs. In water-scarce areas, we will consider planting drought-resistant vegetation and equipping buildings to connect to a municipal recycled-water infrastructure where available and feasible. In areas prone to wildfire, we will work toward incorporating brush management practices into landscape design and including enhanced air filtration systems to support safe and healthy indoor air.

At our buildings in operation, we are evaluating the extent to which we have mitigations in place and which operational and physical improvements may be made. For example, resilience measures that may be implemented at some of our properties will include the following: in areas prone to floods, critical building mechanical equipment will be positioned on the roofs or significantly above the projected potential flood elevations; temporary flood barriers will be stored on-site to be deployed at building entrances prior to a flood event; property entrances or the first floor will be elevated above projected present day and future flood elevations; backflow preventers on storm/sewer utilities that discharge from the building will be installed; and the building envelope will be waterproofed up to the projected flood elevation. In areas prone to fire, we will position our properties away from large fire hazards, such as large grassy or brush areas; we will select less flammable landscaping vegetation species and position them in a reasonable distance from a property; we will construct building

2022 Proxy Statement	9

PROXY STATEMENT SUMMARY (continued)
envelopes with fire-resistant materials; and we will install HVAC systems that are able to filtrate smoke particulates in the air in the event of fire.

Monitoring and Preparing for Transition Risk

Alexandria will evaluate a comprehensive approach to responding to transition risk through the following strategies:

Decarbonizing construction

Alexandria targets LEED® Gold or Platinum certification for new ground-up developments. Through our sustainability goals for new developments, we are exploring opportunities for delivering energy- and resource-efficient buildings that will meet or exceed tenant, city, and state requirements for energy and water efficiency, material sourcing, biodiversity, and alternative transportation.

We are also revolutionizing building design through innovative low-carbon solutions. At 325 Binney Street, on our Alexandria Center at One Kendall Square mega campus in Cambridge, the building design is expected to yield a 95% reduction in fossil fuel consumption. The project is targeting LEED Platinum Core & Shell and LEED Zero Energy certifications. At 685 Gateway Boulevard in South San Francisco, we are targeting Zero Energy Certification through the International Living Future Institute by leveraging design strategies such as building envelope optimization, high-performance features, and on-site energy generation.

With several jurisdictions shifting (or with plans to shift soon) from fossil fuels for heating and requiring all electric buildings as a strategy to reduce carbon emissions associated with building operations, we have proactively incorporated electrification into building designs, with one project completed and two currently in progress.

Embodied carbon in building materials used for real estate construction purposes accounts for 11% of annual global GHG emissions, and Alexandria is taking a leadership role in the industry’s efforts to measure and ultimately reduce carbon associated with the construction process. In 2019, Alexandria became a sponsor and the first REIT to use the Carbon Leadership Forum’s Embodied Carbon in Construction Calculator tool. For new construction projects, Alexandria seeks to procure products with Environmental Product Declarations (“EPDs”), which provide information on product composition and environmental impact. Using such EPDs, Alexandria aims to reduce embodied carbon by 10% for new ground-up development projects. As of December 31, 2021, Alexandria has completed three embodied carbon assessments and others are in progress for 15 development projects.

325 BINNEY STREET

SUSTAINABILITY AND RESILIENCY DESIGN TARGETS

95% reduction in fossil fuel for building heating

Geothermal energy as the primary heating source

100% renewable energy (on and off site)

LEED Zero Energy and LEED Platinum Core & Shell

10% reduction in embodied carbon

Mitigation of flood precipitation risk in a high-emissions climate scenario

2022 Proxy Statement	10

PROXY STATEMENT SUMMARY (continued)
Leveraging renewable energy

We are pursuing opportunities to power our buildings with renewable energy as another means to reduce our carbon footprint. Properties such as 3215 Merryfield Row in San Diego are generating solar energy, and our development pipeline will scale our ability to source additional clean energy on-site. We also procure renewable energy generated off-site from local utilities and from power service providers for some of our operating assets.

Reducing the environmental footprint of buildings in operation

Our sustainability mission compels us toward industry-leading sustainability practices and performance that can help reduce operating expenses and result in higher occupancy levels, longer lease terms, higher rental income, higher returns, and greater long-term asset value, and thus enable us to capture climate-related opportunities. Our ongoing efforts to reduce consumption are driven by our commitment to operational excellence in sustainability, building efficiency, and service to our tenants. Alexandria’s 2025 sustainability goals for buildings in operation and new ground-up construction projects provide the framework, metrics, and targets that guide the Company’s focus on continuous, long-term improvement. For buildings in operation, we set goals to reduce carbon emissions, energy consumption, and potable water consumption and increase waste diversion by 2025. Our progress toward these goals is summarized in the chart below.

2025 GOALS AND PROGRESS FOR BUILDINGS IN OPERATION

	CARBON EMISSIONS REDUCTION (MTCO2e)	ENERGY USE REDUCTION (kWh)	POTABLE WATER USE REDUCTION (Gal)	WASTE DIVERSION (Ton)
GOAL	30%[1]	25%[1]	10%[1]	45%[2]

	CARBON EMISSIONS REDUCTION	ENERGY USE REDUCTION	POTABLE WATER USE REDUCTION	WASTE DIVERSION
	19.5%[3]	19.4%[3]	23.1%[3]	48.1%[4]
	PROGRESS 2015-2021	PROGRESS 2015-2021	PROGRESS 2015-2021	PROGRESS 2021

Environmental data for 2021 reflected in the chart above received independent limited assurance from DNV Business Assurance USA, Inc (“DNV”). The Independent Assurance Statement from DNV is available on our website at https://www.are.com/corporate-responsibility.html.

(1)Relative to a 2015 baseline for buildings in operation that Alexandria directly manages.
(2)For buildings in operation that Alexandria indirectly and directly manages.
(3)Reflects sum of annual like-for-like progress from 2015 through 2021.
(4)Reflects progress for all buildings in operation during 2021 that Alexandria indirectly and directly manages.

As we look to the future, we are creating our long-term strategy and plan for the net zero-carbon transition. We are developing an approach to set industry-leading science-based targets that will provide a pathway to reduce scope 1, 2, and 3 GHG emissions and continue our leadership in sustainability.

Refer to “Item 1A. Risk factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the risks posed by climate change.

2022 Proxy Statement	11

PROXY STATEMENT SUMMARY (continued)

ALEXANDRIA'S CORPORATE RESPONSIBILITY LEADERSHIP AWARDS & RECOGNITION

GRESB
REAL ESTATE
sector leader 2021

#1
BUILDINGS IN DEVELOPMENT
Diversified Listed

#2
BUILDINGS IN OPERATION
Science & Technology

A
GRESB DISCLOSURE SCORE
2018–2021

fitwel
FITWEL IMPACT AWARD
Highest-Scoring Project
2020 | 2021

Fitwel®
Viral Response Certified
2020 | 2021

MSCI
"A" RATING

#5
MOST SUSTAINABLE U.S. REIT(1)

SUSTAINALYTICS
LOW RISK

FAST COMPANY
INNOVATION BY DESIGN 2021
IMPACT HONOREE

9/11 MEMORIAL & MUSEUM
2021 BENEFIT HONOREE

STEAMCODERS
CORPORATE VANGUARD AWARD

(1)Source: Barron’s, “10 Real Estate Companies That Are Both Greener and More Profitable,” February 19, 2022.

2022 Proxy Statement	12

PROXY STATEMENT SUMMARY (continued)
Social Responsibility

As COVID-19 persisted throughout 2021, our dedication to making a lasting positive impact on society and to revitalizing and supporting the communities in which we work and live has only increased. The significance of our team’s shared purpose to fulfill our noble mission to advance human health has never been clearer and our steadfast commitment to developing, implementing, and expanding disruptive solutions to society’s most urgent challenges has never been more necessary.

Alexandria aligns our mission-driven business and visionary social responsibility efforts to advance human health and improve the quality of people’s lives. We are committed to creating long-term, scalable solutions to some of the most persistent societal challenges through our bedrock social responsibility pillars, which include aiming to address disease and other threats to human health, hunger and food insecurity, opioid addiction, deficiencies in support services for the military and their families, disparities in educational opportunities, and homelessness. In 2021, the Company established a new social responsibility pillar to address the growing mental health crisis, with a focus on helping children cope with the loss of a parent or family member to suicide. We also recently launched a pillar dedicated to supporting museums of compelling importance to the United States as part of our deep commitment to commemorating and honoring our nation’s greatest heroes and those lost during the attacks of 9/11 and to inspiring and empowering future generations to come with lessons of service, selflessness, heroism, and resilience.

Alexandria has a longstanding track record at the leading edge of health, wellness, and safety. We are proud to be widely recognized for our industry leadership and innovative approaches to developing and operating sustainable and collaborative campus environments and healthier workplaces that enable our tenants to continue their development of diagnostics, testing, therapeutics, and vaccine programs related to COVID-19 and thousands of other diseases and disorders; enhance the ability of our tenants to recruit and retain world-class talent; promote health and well-being; and inspire productivity, efficiency, creativity, and success.

Our commitment to the success and growth of our tenants is well established in the life science, agtech, and real estate industries. Our focus in owning, operating, and developing vibrant urban campuses catalyzes high-quality job creation, economic activity, and sustainable urban infill development in the innovative and dynamic cities and states in which we operate. Furthermore, our role at the vanguard and heart of the life science and agtech ecosystems has a distinctive and lasting impact on the growth, stability, and diversity of the life science and agtech industries and on the economies and communities in which we operate. We also regularly convene, participate in, and provide resources to groups that help to nurture and grow the life science, agtech, and technology industries. We carry out this important aspect of our Company’s mission through our pioneering social responsibility initiatives, philanthropy, volunteerism, and thought leadership programming and by partnering with regional and national non-profits, life science and agtech companies and industry groups, local community planning and real estate groups, and organizations that help to advance sustainable building and investment.

Additionally, our commitment to our people has always been our primary focus, and we continue to devote extraordinary efforts to hire, develop, and retain a diverse workforce. We also strive to provide an environment for our workforce that will positively impact their overall health and well-being. Throughout the COVID-19 pandemic, we have prioritized our employees’ medical, mental, emotional, physical, and financial health, as described in more detail below.

Alexandria’s Pioneering and Highly Impactful Social Responsibility Pillars

The ongoing COVID-19 pandemic has laid bare the immense social needs across our nation and in our communities by exacerbating already devastating societal challenges to human health and well-being, including significant increases in opioid overdoses, food insecurity,and homelessness, and the exacerbation of the existing educational achievement gap due to school closures and barriers to remote learning for our most underserved youth.

By uniting the passion and commitment of our team and our community partners and leveraging our unique leadership, knowledge, expertise, and resources, we have worked steadfastly to develop and implement long-term, scalable solutions to some of the most pressing societal issues. The key areas that represent Alexandria’s social responsibility pillars comprise the following, as further described below:
•Accelerating groundbreaking medical research to advance lifesaving treatments and cures
•Harnessing the agrifood ecosystem to combat hunger, improve nutrition, and support human health at its most fundamental level
•Bolstering the resilience of our military, our veterans, and their families
•Working to conquer the opioid epidemic and revolutionizing addiction treatment
•Empowering underserved students to achieve long-term success and reach their potential as leaders in the community through education
•Building a model for a comprehensive, sustainable solution to address homelessness
•Addressing the mental health crisis with a focus on helping children cope with suicide loss
•Supporting museums to preserve history and honor our greatest heroes

2022 Proxy Statement	13

PROXY STATEMENT SUMMARY (continued)
Accelerating Groundbreaking Medical Research to Advance Lifesaving Treatments and Cures

Alexandria is an indispensable driver of medical progress and provides transformative strategic funding to speed the most promising breakthrough biomedical discoveries from labs to patients in need.

•As a supporter of the Parker Institute for Cancer Immunotherapy (“PICI”), Alexandria is supporting mission-critical work to accelerate the development of breakthrough immunotherapies that could turn all cancers into curable diseases. As a member of PICI’s board of directors, our Executive Chairman and Founder, Joel S. Marcus, with his visionary leadership, helped guide PICI toward many significant accomplishments in 2021, including the build-up and launch of its second multi-center platform trial, REVOLUTION, building on the discoveries from its PRINCE Trial in pancreatic cancer.
•As a supporter of The Michael J. Fox Foundation for Parkinson’s Research (“MJFF”) for nearly a decade, Alexandria has helped fundamentally alter the trajectory of progress toward a cure. In 2021 alone, MJFF issued more than $257 million in new grant commitments and has funded more than $1.5 billion in research programs to date.

Harnessing the Agrifood Ecosystem to Combat Hunger, Improve Nutrition, and Support Human Health at Its Most Fundamental Level

In 2020, nearly 11% of U.S. households and 15% of U.S. households with children experienced food insecurity. Driven by the understanding that food is a fundamental building block of human health and well-being, we are dedicated to helping Americans access the nutritious, healthy food they need to thrive. We are proud to support organizations like Project Angel Food (Los Angeles), Nourish Now (Maryland), Los Angeles Regional Food Bank, Food for Free (Boston), and Feeding America to help support critical hunger-relief efforts across the country.

Bolstering the Resilience of Our Military, Our Veterans, and Their Families

With profound appreciation for the immense sacrifices of our nation’s heroes, Alexandria is committed to providing the resources needed for our military, our veterans, and their families to live healthy, successful, and rewarding lives. We are deeply humbled and honored to pay tribute and lend assistance to the brave men and women of our elite forces in recognition of the courage, dedication, and sacrifice they demonstrate in defense of our country. We have actively supported the Navy SEAL Foundation since 2010, including through our record-breaking fundraising efforts as Chair of its New York City Benefit in 2017.

Motivated to continue to enhance our critical support of the U.S. military, in 2017, Alexandria, the Navy SEAL Foundation, and The Honor Foundation embarked on a truly impactful partnership to create a mission-critical headquarters in San Diego for The Honor Foundation, a unique career transition program for the Special Operations Forces community that effectively translates elite military experience to the private sector and helps facilitate the next generation of corporate and community leaders. Alexandria conceived of, designed, fully built out, and donated the use of an 8,000 SF state-of-the-art facility where our nation’s most elite service members can participate in a tuition-free, three-month executive education program that provides tools and experiences to help them transition from the Special Operations Forces to the private-sector workforce.

In 2021, The Honor Foundation served approximately 1,890 service members at its world-class headquarters, up from 1,356 in 2020, and graduated 400 of our nation’s heroes from the program, up from 296 in 2020. Program participants received executive education and coaching, industry mentorship, and job placement assistance with The Honor Foundation’s 592 employer partners.

The Honor Foundation Headquarters, 11055 Roselle Street, Sorrento Mesa, San Diego

2022 Proxy Statement	14

PROXY STATEMENT SUMMARY (continued)
Conquering the Opioid Epidemic and Revolutionizing Addiction Treatment

Central to our mission, we are committed to partnering on endeavors that aim to better manage and cure disease, as well as reduce the economic burden of disease on society, including addressing one of the most pervasive public health issues in our nation’s history — the opioid epidemic.

We partnered with Verily Life Sciences, LLC, an Alphabet company (“Verily”), to create OneFifteen, an innovative non-profit data-driven healthcare system dedicated to the full and sustained recovery of people living with opioid addiction. Together with Verily, we pioneered and built a fully integrated campus in Dayton, Ohio to house a comprehensive care model encompassing a full continuum of care with dedicated facilities and services for crisis stabilization, medication-assisted treatment, residential housing, peer support, family reunification, workforce development, job placement, and community transition. As the strategic real estate partner in this mission-critical initiative, Alexandria catalyzed the vision for and led the design and development of the 4.3-acre, 59,000 RSF OneFifteen campus, completing construction of the Outpatient Clinic; the Crisis Stabilization Unit; and OneFifteen Living, the residential housing component.

OneFifteen received an honorable mention in Fast Company’s prestigious 2021 Innovation by Design Awards in its new Impact category, which recognizes designs that have a major cultural or social impact. OneFifteen's distinction by Fast Company acknowledges Alexandria’s work to advance effective, scalable solutions to address the opioid crisis. Since opening to patients in the fall of 2019, OneFifteen has made a positive impact on the local community and the way addiction is treated, with over 4,000 patients seen and over 11,500 telehealth visits conducted as of December 31, 2021. Its campus, which celebrated its second anniversary in October 2021, represents a source of hope for the future in addressing the enormity and urgency of the opioid crisis that claimed more than 100,000 lives in the United States in the 12 months ended April 2021. Determined to reverse the devastation the opioid epidemic has caused to countless individuals, families, and communities across the country, it is our hope that OneFifteen’s unique approach to treatment will serve as a blueprint for other communities to replicate.

OneFifteen campus in Dayton, Ohio

2022 Proxy Statement	15

PROXY STATEMENT SUMMARY (continued)
Empowering Underserved Students to Achieve Long-Term Success and Reach Their Potential as Leaders in the Community Through Education

Understanding that education is one of the most fundamental foundations for a safe, healthy, and good life, Alexandria is deeply committed to driving educational opportunities and providing the support and resources needed to prepare students in underserved communities for academic success, the 21st century job market, and a productive, rewarding life. A few highlights from our deep commitment to driving educational opportunities and providing the support needed to enable students to succeed as engaged, leading members of society include the following:

•Through our Alexandria Scholars program, in 2021, we granted 11 high-achieving public school students in the San Francisco Bay Area and Maryland $5,000 annual scholarships to attend a two- or four-year program at an eligible college or university of their choice to study one of the STEM (science, technology, engineering, and mathematics) fields.
•In February 2021, Alexandria made a $2 million community benefit gift to support the development of a long-planned new science-focused school in the San Francisco Bay Area’s Mission Bay neighborhood. We will also provide our laboratory design, construction, and development expertise to the project, participate in shaping the academic program, and facilitate connections with the local life science community to enhance the school’s STEM education opportunities. The Mission Bay school will be a on multi-use campus with a PreK–5 elementary school for 500 students and a Linked Learning Hub where high school students coming from other schools in the San Francisco Unified School District will be able to participate in job training, internships, business partnerships, and a professional learning facility.
•In Durham, North Carolina, we work closely with the Emily Krzyzewski Center, a non-profit organization that prepares academically focused, low-income K–12 students for success in higher education. In November 2021, the Emily Krzyzewski Center officially opened its 7,500 SF building expansion. The facility expansion was made possible by the Center’s Game Changer Campaign, in which we played a critical leadership role. Designed for the specific needs of college access-focused programs, the new space provides much-needed classroom space as well as dedicated rooms for quiet study, one-on-one advising, and financial aid discussions. In addition to the new facility, the campaign funds support ongoing programs to prepare students for life-changing college access, including by bolstering their ability to achieve and encouraging the development of their character and leadership skills. Funds will also go toward an endowment that ensures support for students for years to come.
•Alexandria partnered with Uber on the design and development of TEL HI’s new state-of-the-art early childcare center in the San Francisco Bay Area’s Mission Bay neighborhood. The purpose-built center, which opened in September 2021, is open to the entire community with spaces reserved for lower-income families. Featuring a 6,000 SF indoor facility, with four classrooms and a 4,300 SF outdoor playground, the childcare center serves over 60 children ages three months to five years old and represents another example of Alexandria’s continued commitment to enhancing the Mission Bay community.

Building a Model for a Comprehensive, Sustainable Solution to Address Homelessness

More than half a million people in the United States are experiencing homelessness, according to the U.S. Department of Housing and Urban Development, and a large percentage of the homeless population is living with mental illness and dependence on alcohol or other chemical substances. Across our regions, Alexandria supports several highly impactful non-profit organizations working tirelessly to fight homelessness, including Heading Home (Boston), Mercy Housing (Seattle), Robin Hood (NYC), and the Coalition for the Homeless (NYC).

In 2019, Alexandria was selected by the City of Seattle to develop an approximately 800,000 RSF amenity-rich, mixed-use innovation campus. Inspired by our innovative and data-driven OneFifteen platform, Alexandria is incubating a similar model to address Seattle’s homelessness crisis. Alexandria aims to identify and develop a full continuum of care in a safe living environment that includes evidence-based treatment for mental health and substance abuse disorders and illnesses, transitional housing, and job training and placement to help chronically homeless people regain a stable productive life. The future development project will be built on the last large undeveloped site in our Lake Union submarket of Seattle. Our development plan for the Mercer Mega Block entails a premier campus that will foster innovation while bringing much-needed public benefits to Lake Union, including a $5 million contribution toward initiatives addressing homelessness in Seattle. Our community-centric vision reflects our steadfast commitment to making a meaningful and lasting impact in our clusters and beyond.

Addressing the Mental Health Crisis With a Focus on Helping Children Cope With Suicide Loss

In 2021, Alexandria continued to expand our visionary social responsibility efforts to drive forward solutions to some of society’s most pressing challenges, with the establishment of a new social responsibility pillar to address suicide, one of the 10 leading causes of death in 2019 among all age groups in the United States according to the U.S. Centers for Disease Control and Prevention.

2022 Proxy Statement	16

PROXY STATEMENT SUMMARY (continued)
The mounting suicide crisis has contributed to a staggering number of adolescent survivors of suicide loss. In response, Alexandria partnered with Camp Kita by providing financial support, through which the non-profit will have free long-term access to 28 acres in Acton, Maine that will serve as the camp’s future home. Camp Kita provides a tuition-free summer camp for 8- to 17-year-olds who are impacted by the suicide of a parent or a family member. The property will enable the organization to advance its mission-critical work to provide children who have endured this particularly difficult loss with a safe, supportive environment to come together and build connections; find hope through encounters with nature; acquire grief management tools; gain confidence through shared experiences; and find their place within a large, resilient community of survivors.

Supporting Museums to Preserve History and Honor Our Greatest Heroes

Alexandria is committed to ensuring that we never forget the tragic events that shaped our nation, or the service members and first responders who put themselves in harm’s way in defense of others. We understand that we all have a responsibility to continue paying tribute to those we lost; recognize the heroism, sacrifice, and resilience of the brave few; and impart values that sustain us to the next generations.

In September 2021, the National September 11 Memorial & Museum (the “9/11 Memorial & Museum”) honored Joel S. Marcus, our Executive Chairman and Founder, for Distinction in Civic Engagement and Renewal, recognizing his meaningful contributions to and unwavering support for the 9/11 Memorial & Museum and its mission. As an active supporter of the 9/11 Memorial & Museum since it opened in 2014, Mr. Marcus has served as a member of its board of trustees since his appointment in 2018 by former New York City Mayor Michael Bloomberg.

Additionally, Alexandria is immensely proud to support the National Medal of Honor Museum in helping to expand its fundraising efforts and shape the vision for the future museum in Arlington, Texas. Funded principally through donations from the private sector, the foundation has raised more than half of the funds needed toward its $215 million fundraising goal for the museum, which broke ground in March 2022 and anticipates welcoming visitors in 2024.

Driving Transformational Healthcare Solutions Through Our Impactful Thought Leadership

Alexandria’s thought leadership vertical, another core component we apply toward fulfilling the Company’s mission, coalesces our world-class global life science and healthcare networks for unique programming to create opportunities that will shape the future of human health. The Alexandria Summit® was founded in 2011 with the goal of building a highly collaborative, neutral platform that would convene our preeminent network of visionary stakeholders to catalyze transformative discussions and stimulate new approaches to address some of the most important issues facing human health. We believe that the collaborations and policy work that have been cultivated by this platform over the last decade have had a profound influence on the fields of oncology, neuroscience, immunology, infectious diseases, healthcare economics, agricultural innovation, medical research philanthropy, and digital health. Leveraging the Alexandria Summit’s powerful collective voice, we aim to catalyze tangible healthcare solutions that will help improve patient outcomes; drive the discovery and development of novel, cost-effective therapies; impact policy to advance innovation that saves lives and manages and cures disease; and address the urgent need to transform our healthcare system.

Against the backdrop of the prolonged COVID-19 pandemic in May 2021, we convened key stakeholders from academia, industry, venture capital, government, non-profits, non-governmental organizations (“NGOs”), and patient advocacy for the Alexandria Summit – Infectious Diseases 2021. Five years after our inaugural Alexandria Summit – Infectious Diseases – 2016, we examined several key themes that have emerged from our collective experiences and lessons learned from COVID-19, including the need to prioritize and fund our public health and pandemic preparedness infrastructure as a matter of national security and defense; the need for policy that fosters, incentivizes, and protects innovation; and the importance of reestablishing domestic manufacturing and supply chains. The mission-critical role of the life science industry to national and global security will continue to be evident in the search for new solutions to emerging and yet-unknown threats to our global health.

The year also marked the 10th anniversary of the Alexandria Summit, which we proudly celebrated in October 2021 as we convened our fifth oncology-focused summit. A decade ago, when we gathered for our inaugural Alexandria Summit – Oncology 2011, cancer stood out as one of the leading global public health challenges facing society, accounting for about 1 in 6 deaths worldwide — more than HIV/AIDS, tuberculosis, and malaria combined. Today, cancer remains a leading cause of death and a cost burden on healthcare globally. But with dramatic progress being made in the last decade, driven by continued innovation in life science, the industry is positioned to redefine cancer as a manageable chronic disorder while moving potentially closer toward the reality of a cure.

Food and agriculture are also fundamental to society and humanity, and intrinsically linked to our health, well-being, and security. In addition to meeting the food requirements of a growing population, society faces pressing issues around sustainability, climate change, and vulnerable supply chains. The agricultural sector represents a critical under-tapped source of opportunity by which we can improve nutrition, end global hunger, combat climate change, and advance human health at its most fundamental level. In July 2021, we convened the Alexandria Summit – Innovate Ag 2021 to explore opportunities for

2022 Proxy Statement	17

PROXY STATEMENT SUMMARY (continued)
accelerating and scaling technological innovation and broader transformations in the food and agricultural sectors. By bringing together leaders representing a breadth of key stakeholders — farmers, entrepreneurs, agribusiness, government, capital markets, and consumers — we aimed to drive forward innovative solutions to improve nutrition, increase food access, and advance human health.

At the Leading Edge of Tenant and Employee Health, Wellness, and Safety

We are an industry pioneer in promoting the health, wellness, safety, and productivity of our tenants and employees through our real estate assets and internal operations. As the leading owner, operator, and developer of collaborative campuses for the life science, agtech, and technology industries, we understand the caliber of talent our tenants seek to recruit and retain. We thoughtfully curate unique, high-quality amenities for our campuses, keeping our tenants’ talent pool in mind, to help strengthen their sense of community, maximize their convenience, encourage health and well-being of our tenants, and inspire employee productivity, efficiency, creativity, and success. Some highlights resulting from these efforts include the following:

•Earned the world’s first WELL certification in 2017 for a newly constructed laboratory space at Alexandria LaunchLabs® in New York City
•The first REIT to be named a First-in-Class Fitwel Champion and the first company to earn Fitwel certifications
•Founding member of the Fitwel Leadership Advisory Board
•Recognition as the Industry Leading Company in Fitwel’s inaugural Best in Building Health awards
•Back-to-back Fitwel Impact Awards for highest certification score of all time in 2020 and 2021 at Alexandria LaunchLabs – Cambridge
•Inclusion of wellness features into the design, construction, and operations of our campuses, such as on-site organic gardens, fitness centers, outdoor space, ample natural light, bike storage, mother’s rooms, and healthy food options

Since the onset of the COVID-19 pandemic, we have taken extraordinary measures to enhance our best-in-class operational practices to enable our tenants to continue their important work on diagnostics, testing, therapeutics, and vaccine programs related to COVID-19, as well as other diseases and disorders. As a testament to our comprehensive response to COVID‑19, which was built upon our existing rigorous health and safety standards, we achieved the following recognitions:

•After becoming the first-ever company to achieve the Fitwel Viral Response Certification with Distinction, the highest designation within the Viral Response Module developed by Fitwel, the world’s leading healthy building certification system, Alexandria received the certification for the second consecutive year.
•We earned the world’s first WELL Health-Safety Rating for Laboratory Space at Alexandria LaunchLabs in New York City; this evidence-based third-party certification affirms Alexandria’s adherence to science-backed practices to continue to improve tenant and employee safety, productivity, and wellness.

We have partnered with the Center for Active Design, the operator of Fitwel, to develop a unique life science scorecard for use exclusively in Alexandria laboratory buildings and spaces. The tailored Fitwel Life Science certification, which is the first healthy building framework uniquely dedicated to laboratory facilities, leverages Alexandria’s expertise in laboratory development and operations and Fitwel’s research-based certification frameworks to keep our sophisticated laboratory infrastructure at the forefront of healthy building strategies and to help us anticipate the future needs of our tenants, who continue to seek healthy environments for their teams.

In February 2022, Alexandria earned the first-ever Fitwel Life Science certification for 300 Technology Square, located at the Alexandria Technology Square® mega campus. The building employs several evidence-based design and operational strategies that support the physical, mental, and social health of its occupants, including best practice life science safety and cleaning protocols, access to green space, public transit amenities and shuttle services, and a campus-wide communications program.

Our People: Dedication to Our Best-in-Class Team

As of December 31, 2021, Alexandria had 559 employees. We believe that we maintain good relations with our employees. We have adopted a Business Integrity Policy and Procedures for Reporting Non-Compliance (“Business Integrity Policy”) that applies to all of our employees, and its receipt and review by each employee is documented and verified annually. In order to promote an exceptional corporate culture, Alexandria continuously monitors employee satisfaction, seeks employee feedback, and proactively enhances our offerings. We participate in annual performance reviews with our employees and conduct formal employee surveys, and our talent management team holds annual meetings with employees to continuously gather feedback and improve the employee experience. The positive employee experience is evidenced by our low voluntary and total turnover rates averaging 3.5% and 7.4%, respectively, over the last five years, from 2017 to 2021, which are substantially lower than the reported median voluntary and total turnover rates of 7.0% and 13.0%, respectively, in the Nareit 2021 Compensation & Benefits Survey (data for 2020).

2022 Proxy Statement	18

PROXY STATEMENT SUMMARY (continued)
At Alexandria, our people come first. Our commitment to our people has always been our primary focus, and we continue to devote extraordinary efforts to hire, develop, and retain a diverse workforce. We recognize that the fundamental strength of Alexandria results from the contributions of each and every team member within the organization and that our future growth is dependent upon the same. Alexandria devotes extraordinary efforts to hiring, developing, and retaining our talented employees, and we understand firsthand that the health, happiness, and well-being of our best-in-class team are key factors to the success of our employees and to the Company.

Building a Diverse and Inclusive Workforce

We strive to create an open and respectful environment where our employees can actively contribute, have access to opportunities and resources, and realize their potential. We recently strengthened and increased the diversity of our executive officer team through the internal promotion of three women.

Our Corporate Governance Guidelines highlight the Board’s focus on diversity at the Board level, which explicitly states the Board’s commitment to considering qualified women and minority director candidates, as well its policy of requesting an initial list of diverse candidates of any search firm it retains. As an Equal Opportunity Employer, we have a Diversity, Equal Employment Opportunity and Fair Labor Policy that emphasizes inclusion through hiring and compensation practices and considers a pool of diverse candidates for open positions and internal advancement opportunities. Our policies and guidelines, including our Corporate Governance Guidelines and our Diversity, Equal Employment Opportunity and Fair Labor Policy, are publicly available on our website at www.are.com/corporate-responsibility.html. To address issues related to pay discrimination, we do not ask potential candidates about their current or previous compensation during the hiring process, and we incorporate fair pay reviews into every employment compensation decision. To reinforce our corporate culture of respect, diversity, and inclusion, we provide anti-harassment training annually.

TOTAL WORKFORCE(1)

- Female 55%
- Male 45%

- Minorities (2) 49%
- White 51%

- <30 years of age 17%
- 30-40 years of age 43%
- 41-50 years of age 25%
- >50 years of age 15%

MANAGER ROLE & ABOVE(3)

- Female 48%
- Male 52%

PROMOTIONS(4)

- Female 60%
- Male 40%

LOW EMPLOYEE TURNOVER(5)

3.5%

Voluntary Turnover

(1)As of December 31, 2021.
(2)Minorities are defined to include individuals of Asian, Black/African American, Hispanic/Latino, Native American or Pacific Islander, or multiracial background. We determine race and gender based on our employees’ self-identification or other information compiled to meet requirements of the U.S. government.
(3)Managers and above include individuals who lead others and/or oversee projects.
(4)Represents a five-year average from 2017 to 2021.
(5)Represents an average voluntary turnover rate over the last five years from 2017 to 2021, which is significantly lower than the median voluntary turnover rate of 7.0% reported in the Nareit 2021 Compensation & Benefits Survey (data for 2020).

2022 Proxy Statement	19

PROXY STATEMENT SUMMARY (continued)
Providing Exceptional Benefits to Support Our Employees’ Medical and Financial Health and Well-Being

We provide a comprehensive benefits package intended to meet and exceed the needs of our employees and their families. Our Company-sponsored suite of benefits covers 100% of the premiums for our employees and their dependents and includes, but is not limited to, a high-coverage, low-deductible PPO (preferred provider organization) medical plan, medical care and services program, PPO dental and orthodontia coverage, a generous vision plan, comprehensive prescription drug plan, infertility and family planning benefits, short- and long-term disability benefits, and life and accidental death and dismemberment coverage. These benefits support the health of our employees and their families, their overall well-being, and their future plans and reward and recognize their operational excellence.

In addition, we have prioritized our employees’ total well-being with additional benefits that focus on their emotional, mental, physical, financial, and social health:

•100% Company-paid therapy and life-coaching for our employees and their eligible dependents to help them prioritize their mental health and make it accessible and available
•24/7 telehealth and medical care, including COVID-19 testing
•Bimonthly expert-led wellness webinars addressing relevant and engaging topics such as “Caring for Your Mental Health” and “Staying Healthy while Working from Home”
•Additional Company-paid holidays and paid time off to encourage employees to rest and recharge properly
•Internal webinar series featuring leading experts on COVID-19 to educate and inform our employees with the most up-to-date information by leveraging our world-class life science network
•Wellness reimbursement benefit for fitness and mindfulness applications, online classes, and home exercise equipment that encourages our employees to stay mentally and physically fit
•Enhancing employee social connectedness through Alexandria’s Operation CARE program for corporate giving, fundraising, and volunteerism opportunities, which consists of several programs, including:
▪Paid volunteer time off up to 16 hours (two days) per calendar year to use at the eligible non-profit organizations of their choice
▪Matching gifts up to $2,500 per person each calendar year to double the impact of their charitable giving
▪Volunteer rewards initiated when an employee volunteers more than 25 hours in any quarter at an eligible non-profit organization, for which Alexandria donates $2,500 to the eligible non-profit(s) of their choice, up to $10,000 annually
▪Alexandria LifelineTM (formerly known as Alexandria Access), which makes the deep medical expertise of Alexandria’s unparalleled network in the life science community available to our employees and their immediate family members who are suffering from an illness or injury that would benefit from specialized medical care

Investing in Professional Development and Training

We understand that to attract and retain the best talent, we must provide opportunities for our people to grow and develop. Therefore, we invest in training and development programs to enhance our employees’ engagement, effectiveness, and well-being.

Training topics include project management, business writing and proofreading, leadership, change management, interviewing, presentations, productivity, effective one-on-ones, goal setting, delegation, communication, and feedback. Our mentoring program enables employees to partner with senior leaders throughout the organization for support and career guidance. To further customize training and development, we partner with key functional leaders to identify opportunities and design and deploy training programs for specific functional teams. Through a bespoke coaching program, we support new and high-potential leaders in their career progression. We also provide on-demand learning resources, such as LinkedIn Learning, as well as internally developed, Company-specific on-demand content.

2022 Proxy Statement	20

PROXY STATEMENT SUMMARY (continued)
Corporate Governance Highlights

Our Company is built upon a foundation of sound governance practices, which include being governed by an independent and objective board of directors; conducting business according to the highest moral and ethical standards; delivering transparent, high-quality, and efficient disclosures; engaging regularly with our stockholders; and promoting the best interests of our Company. We exhibit the highest levels of transparency, integrity, and accountability in the real estate industry, as is evidenced by our six Nareit CARE (Communications and Reporting Excellence) Gold Awards, including our latest in 2021, which marks the most Gold Awards earned by any equity REIT.

Many of our corporate governance practices are a result of valuable feedback from and collaboration with our stockholders and other stakeholders who have provided important external viewpoints that inform our decisions and our strategy.

Stockholder Rights and Accountability		Board Refreshment
●	Annual election of all directors	●	Comprehensive, ongoing board succession planning process
●	Majority voting in uncontested elections of directors	●	Commitment to considering qualified women and racially and ethnically diverse minority director candidates, and a policy of requesting an initial list of diverse candidates from any director search firm retained (Rooney Rule)
●	Proxy access right for stockholders (market standard 3% ownership threshold, held continuously for 3 years; aggregation of up to 20 stockholders permitted)
●	Robust stockholder engagement process	●	Regular refreshment of the Board, with three of the six newest members enhancing the Board’s gender and/or ethnic diversity
●	No stockholder rights plan	●	Annual self-evaluations for the Board and its committees
●	One class of common shares, with each share entitled to one vote since the inception of our Company	●	New director orientation and continuing director education on key topics and issues

Independent Oversight		Policies and Practices
●	Seven of our eight director nominees are independent	●	Hedging prohibited
●	Lead independent director has clearly delineated duties	●	Robust clawback policy
●	All Audit, Compensation, and Nominating & Governance Committee members are independent	●	100% attendance of directors at board and committee meetings in 2021
●	Active board oversight of corporate strategy and risk management	●	Business Integrity Policy applicable to directors and all employees, with annual compliance certification
●	Robust stock ownership requirements and holding periods for directors and executive officers

2022 Proxy Statement	21

PROXY STATEMENT SUMMARY (continued)

Board Nominees

The Board plays a key role in driving Alexandria’s sustained performance. Our first priority in the director nomination process is ensuring that the Board as a whole has expertise in areas aligned with our unique business activities, namely owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries. We believe that each of our director nominees brings a focused set of skills in one or more areas aligned with our overall business strategy, resulting in a Board that, as a whole, is well positioned to guide the Company toward future success. Ultimately, the Board’s combined expertise, together with its close work with management to craft and implement our corporate strategy, has driven Alexandria’s success.

The following tables and charts provide key information about our director nominees:

Name	Age	Director Since	Independence Status(1)	Occupation	Committee Memberships
					AC	CC	NG	SAT
Joel S. Marcus	74	1994	No (Employed by the Company)	Executive Chairman and Founder of the Company	—	—	—	M
Steven R. Hash(2)	57	2013	Yes	Prior President and Chief Operating Officer, and Co-Founder of Renaissance Macro Research, LLC	M,F	C	—	—
James P. Cain	64	2015	Yes	Managing Partner of Cain Global Partners, LLC	—	M	C	M
Cynthia L. Feldmann	69	2022	Yes	Prior President and Founder of Jetty Lane Associates	—	—	—	M
Maria C. Freire, Ph.D.	67	2012	Yes	Prior President and Executive Director of Foundation for the National Institutes of Health	—	—	M	C
Jennifer Friel Goldstein	42	2020	Yes	Managing Partner of Silicon Valley Bank Capital	M,F	—	—	M
Richard H. Klein	66	2003	Yes	Chief Financial Officer of Industrial Realty Group, LLC	C,F	M	—	—
Michael A. Woronoff	61	2017	Yes	Partner of Kirkland & Ellis LLP	M,F	—	M	M
(1)Independence is determined by the Board in accordance with the applicable New York Stock Exchange listing standards.
(2)Lead Director of the Board.

AC	Audit Committee	C	Committee Chair
CC	Compensation Committee	M	Committee Member
NG	Nominating & Governance Committee	F	Audit Committee Financial Expert
SAT	Science, Agtech & Technology Committee

2022 Proxy Statement	22

PROXY STATEMENT SUMMARY (continued)

Board Composition	Director Nominees’ Skills and Experience
3 director nominees are women

Business Leadership
8
Corporate Governance
8
Strategic Planning
8
REIT/Real Estate
4
Life Science
4
Financial/Investment
7
Risk Oversight/Management
8

1 director nominee is ethnically diverse
Average tenure of director nominees is 7 years(1)
3 director nominees have served for 5 years or less
Average age of director nominees is 63 years
7 of 8 director nominees are independent

(1)Excludes Joel S. Marcus.

Experience/ Qualifications	Joel S. Marcus	Steven R. Hash	James P. Cain	Cynthia L. Feldmann	Maria C. Freire	Jennifer Friel Goldstein	Richard H. Klein	Michael A. Woronoff
Business Leadership	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓
REIT/Real Estate	✓	✓					✓	✓
Life Science	✓			✓	✓	✓
Financial/Investment	✓	✓	✓	✓		✓	✓	✓
Risk Oversight/ Management	✓	✓	✓	✓	✓	✓	✓	✓

2022 Proxy Statement	23

PROXY STATEMENT SUMMARY (continued)

Total Stockholder Return(1) Alexandria’s IPO to December 31, 2021(2) 2,532%	Total Stockholder Return(1) Five Years Ended December 31, 2021

Total Stockholder Return(1) Two Years Ended December 31, 2021

Funds From Operations Per Share(3)	Net Asset Value Per Share(4)	Common Stock Dividends Per Share

(1)	Assumes reinvestment of dividends.
(2)
Total stockholder return from Alexandria Real Estate Equities, Inc.’s initial public offering, or IPO, priced on May 27, 1997, to December 31, 2021. Source: Bloomberg and S&P Global Market Intelligence.

(3)
Represents funds from operations per share – diluted, as adjusted. For information on the Company’s funds from operations, including definitions and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(4)	Based on average net asset value estimates at the end of each year provided by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.

2022 Proxy Statement	24

PROXY STATEMENT SUMMARY (continued)
Say-on-Pay Advisory Vote

The Board recommends that stockholders vote to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“NEOs”) described in this Proxy Statement for the reasons explained on page 62. After receiving strong support — 93% of the votes cast — from our stockholders on our 2021 say-on-pay proposal with respect to our 2020 NEO compensation, we continued our outreach efforts and proactively contacted stockholders holding, in aggregate, 75% of our Common Stock outstanding as of December 31, 2021. The Lead Director, who also serves as the Chair of our Compensation Committee, led these meetings. Overall, we held nearly 130 meetings with investors and analysts in 2021, covering a variety of topics, including business trends and strategy, key drivers of growth, ESG, corporate governance matters, and our executive compensation program.

Executive Compensation Highlights

☑	Stockholder-Friendly Practices We Follow	☒	Stockholder-Unfriendly Practices We Avoid
✓	Maintain a cap on both short-term and long-term incentive compensation payments	☒	Guaranteed bonuses
✓	Impose a one-year post-vesting holding period on certain long-term incentive awards	☒	Excessive perquisites
✓	Include a “double-trigger” change-in-control provision in all equity awards granted to NEOs	☒	Excessive change-in-control or severance payments
✓	Maintain robust director and senior officer stock ownership guidelines	☒	Tax gross-up payments
✓	Maintain hedging and clawback policies	☒	Unrestricted pledging of the Company’s shares
✓	Conduct an annual say-on-pay vote	☒	Hedging or derivative transactions involving the Company’s shares
✓	Mitigate inappropriate risk-taking

2022 Proxy Statement	25

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

Corporate Governance

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which provide the framework for the governance of our Company. Our Corporate Governance Guidelines include, among other topics, guidelines for determining director independence, director qualifications and board diversity, director responsibilities, the role of our Lead Director, director access to management and independent advisors, executive management succession, and board self-evaluation. The Corporate Governance Guidelines are reviewed at least annually by the Nominating & Governance Committee and are updated periodically by the Board in response to changing regulatory requirements, evolving corporate governance practices, input from stockholders, and otherwise as circumstances warrant. Our Corporate Governance Guidelines are posted on our website at www.are.com.

Stock Ownership Guidelines

The Board believes that stock ownership by our directors and senior officers helps to align their interests with our Company’s best interests and has adopted stock ownership guidelines as described below.

Within five years of becoming subject to our stock ownership guidelines, each senior officer is required to own shares of Common Stock with a value equal to the following multiple of his or her base salary, and each non-employee director is required to own shares of Common Stock with a value equal to the cash portion of his or her annual retainer:

Senior Officers and Non-Employee Directors	Multiple of Base Salary or Annual Director’s Retainer	Compliance?(1)
Co-Chief Executive Officers and Executive Chairman	6x	Yes
Other Executive Officers	3x	Yes
Senior Vice Presidents	1x	Yes
Non-Employee Directors(2)	3x	Yes

(1)All senior officers and directors are required to report their ownership status to the Chief Financial Officer on an annual basis. All senior officers are currently in compliance with their applicable requirements. All directors are also in compliance with these requirements, including Michael A. Woronoff, Jennifer Friel Goldstein, and Cynthia L. Feldmann, who became directors in July 2017, March 2020, and March 2022, respectively, and are still in the five-year phase-in period.
(2)Direct holdings and phantom stock units under the Company’s Deferred Compensation Plan for Directors (or any similar successor plan) count toward ownership value.

NEOs must hold 50% of net after-tax shares received until the above-listed ownership requirements are met. Under the guidelines, the Chief Financial Officer reviews each director’s and senior officer’s stock ownership levels annually.

Once an individual satisfies the policy, he or she is deemed to continue to satisfy the policy without regard to fluctuation in value of equity interests owned, provided that the individual’s holdings do not decline below the number of shares owned at the time the stock ownership requirements were met.

Anti-Hedging and Anti-Pledging Policies

The Company has an anti-hedging policy applicable to directors, officers, and employees. The policy prohibits directors, officers, and employees from engaging in, among other things, short sales, hedging, or monetization transactions, such as forward sale contracts, equity swaps, collars, and transactions with exchange funds, or trading in puts, calls, or options, or other derivative securities with respect to the Company’s securities. With respect to short-term trading, the Company prohibits the sale of any Company securities purchased in the open market by directors, officers, and employees during the six months following such purchase. The Company believes that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers, and employees will not differ from the economic interests of the Company’s stockholders. In addition, the Company has an anti-pledging policy that prohibits directors, officers, and employees from pledging the Company’s shares as collateral for a loan or holding Company shares in a margin account unless the individual has and maintains a sufficient amount of immediately available cash or securities at all times to prevent a sale of the Company’s shares during a time when such a sale would be prohibited by the Company’s insider trading policy.

2022 Proxy Statement	26

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Policies and Procedures With Respect to Related-Person Transactions

The Board has adopted a written policy setting forth the procedures for the review and approval of transactions involving the Company and “related persons” within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”).

Under this policy, the Nominating & Governance Committee is responsible for reviewing and approving all related-person transactions that are required to be reported under the rules and regulations of the SEC. In the event that the Chief Financial Officer of the Company determines that it would be impracticable or undesirable to wait until the next meeting of the Nominating & Governance Committee to review a related-person transaction, the Chair of the Nominating & Governance Committee may act on behalf of the Nominating & Governance Committee to review and approve and/or disapprove the related-person transaction.

In general, related-person transactions are subject to preapproval by the Nominating & Governance Committee. The policy provides that in making its determination whether to approve a related-person transaction, the Nominating & Governance Committee will consider all factors it deems relevant or appropriate, including:

•Whether the terms of the related-person transaction are fair to the Company and on terms no less favorable than terms generally available in transactions with non-affiliates under similar circumstances;
•Whether there are legitimate business reasons for the Company to enter into the related-person transaction;
•Whether the related-person transaction would impair the independence of an outside director;
•Whether the related-person transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the director’s or executive officer’s interest in the transaction, the ongoing nature of any proposed relationship, and any other factors deemed relevant; and
•Whether the related-person transaction is material, taking into account the importance of the interest to the related person, the relationship of the related person to the transaction, the relationship of related persons to each other, and the aggregate value of the transaction.

The policy also contains a list of certain categories of related-person transactions that are preapproved under the policy and therefore are not required to be reviewed or approved by the Nominating & Governance Committee.

Certain Relationships and Related Transactions

From the beginning of fiscal year 2021 to the date of this Proxy Statement, there were no relationships or transactions of a nature required to be disclosed under Item 404 of the SEC’s Regulation S-K, except as described below.

Agreement with Affiliate of Norges Bank

In December 2021, we formed a real estate joint venture in our Cambridge, Massachusetts submarket by contributing our 50 and 60 Binney Street properties and sold to our joint venture partners an aggregate 66.0% interest for an aggregate sales price of $782.3 million. One of our joint venture partners is an affiliate of Norges Bank, the central bank of Norway, which reported an 8.7% beneficial ownership interest in the Common Stock of the Company as of December 31, 2021. See “Security Ownership of Certain Beneficial Owners and Management” on pages 123-124 of this Proxy Statement for additional information. The affiliate of Norges Bank acquired a 41.0% interest in the joint venture for a purchase price of $485.9 million and will receive a commensurate share of the profit or loss of the joint venture. The Company is responsible for day-to-day management and operational aspects of the joint venture.

2022 Proxy Statement	27

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Stockholder Outreach and Engagement

The Board and management team value the views of our stockholders, which is why we proactively engage with our stockholders throughout the year. In 2021, we held nearly 130 meetings with investors and analysts. Additionally, the Lead Director and members of our management team participate in stockholder engagements and keep the Nominating & Governance Committee and the full Board apprised of our stockholder engagement and feedback.

In our outreach following our 2021 annual meeting of stockholders, we solicited the views of our stockholders on a variety of matters, including whether stockholders should have the power to unilaterally amend our Bylaws, which we believe has negatively impacted the support received by our director nominees who are members of our Nominating & Governance Committee, although all of these votes have been well in excess of the majority necessary for reelection. This topic has attracted attention following the issuance by a proxy advisory firm of a new proxy voting policy, beginning with the 2017 proxy season, recommending against the election of members of the nominating and governance committee of the board of a company that does not permit stockholders to unilaterally amend its bylaws, notwithstanding the economic or other performance of the company and its management.

In 2021, we continued our outreach efforts by contacting stockholders holding, in aggregate, 75% of our Common Stock outstanding as of December 31, 2021, and received further feedback on stockholder power to amend our Bylaws. To date, most stockholders we have contacted have told us that they do not plan to vote against our director nominees.

After the Board’s regular review of the matter, the Board again concluded that it is not in the best interests of the Company at this time to permit stockholders to unilaterally amend our Bylaws without the approval or any other involvement of the Board. In reaching this conclusion, the Board considered the following:

•Our stockholders have a meaningful voice in our corporate governance practices. The Board has an established track record of consistent engagement with stockholders on corporate governance matters and responsiveness to stockholders’ feedback, such as the Board’s recent decisions to amend our Bylaws to adopt proxy access and to amend our Corporate Governance Guidelines to underscore the Board’s focus on diversity.

•The Board has played a key role in driving Alexandria’s exceptional financial and operating performance, and each of our director nominees deserves our stockholders’ votes. We believe that the demonstrable track record of the Board in successfully overseeing our excellent business performance, as illustrated in “2021 and Long-Term Performance Achievements” above, outweighs any disagreement with one longstanding Bylaws provision.

•Holders of a significant percentage of our shares have told us that the bylaws issue is not an important enough reason to vote against members of the Nominating & Governance Committee in light of Alexandria’s continued exceptional economic performance and the Board’s demonstrated commitment to corporate governance best practices. We believe that Alexandria’s excellent economic performance, effective corporate governance best practices, and significant ESG initiatives outweigh any disagreement with a single governance provision that the Board continues to assess and with which holders of a large number of our shares have continued to tell us they agree. Even many of the stockholders that do not agree with our position have indicated to us that they do not believe that the issue is important enough for them to withhold their support for our director nominees.

The Board takes our stockholders’ feedback seriously and carefully considers it in the broader context of our business and corporate governance practices. Many of our corporate governance practices are a result of valuable feedback and collaboration with our stockholders and other stakeholders who have provided important external viewpoints, including the adoption of proxy access; non-renewal of our stockholder rights plan at its expiration; consideration of diverse candidates in director searches; adoption of majority voting for directors in uncontested elections, a compensation clawback policy, director and officer stock ownership and holding-period requirements, and anti-hedging and anti-pledging policies; and elimination of guaranteed bonuses, single-trigger severance provisions, and tax gross-up payments in executive employment agreements.

We proactively reached out to	We held nearly
stockholders holding, in aggregate, 75% of our Common Stock	130 meetings with investors and analysts
covering a wide variety of topics, including business trends and strategy, key drivers of growth, ESG, corporate governance, and our executive compensation outstanding as of December 31, 2021

2022 Proxy Statement	28

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Business Integrity Policy

The Company has adopted a Business Integrity Policy that applies to all directors, officers, and employees and that is intended, among other things, to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and related SEC rules and NYSE listing standards requiring a code of ethics for a company’s directors, officers, and employees. A copy of the Company’s Business Integrity Policy is posted on the Company’s website at www.are.com. The Company intends to report any amendment to, or waiver from, the Business Integrity Policy, which applies to any director or executive officer, by posting such information on our corporate website in accordance with applicable rules of the SEC and listing standards of the NYSE.

Human Rights Policy and Vendor Code of Conduct

The Company holds human rights to be an essential component of our business. We have adopted a Human Rights Policy that formalizes our commitment to principles that promote and protect human rights. The Human Rights Policy applies to all of our employees and all of our operations. In addition, we expect our vendors, service providers, contractors, and consultants, as well as their employees, agents, and subcontractors, to uphold the principles of our Human Rights Policy, as is reiterated in our Vendor Code of Conduct. Copies of the Human Rights Policy and the Vendor Code of Conduct, are publicly available on our website at www.are.com/corporate-responsibility.html.

Board Composition and Nomination Process

Board Composition, Refreshment, and Tenure

In keeping with a key objective of the Company, the Board strives to maintain an appropriate balance of tenure, expertise, diversity, perspectives, skills, qualifications, and experience among its members in areas that are relevant to the Company’s business and the needs of the Board in carrying out its responsibilities. The Board understands the importance of new perspectives and ideas being brought to the Board. At the same time, the Board believes it is equally important to benefit from the valuable experience and continuity that longer-serving directors bring to the Board. Our regular board refreshment efforts have resulted in what we believe is an appropriate balance within the Board in terms of tenure, experience, institutional knowledge, and independence. Of our director nominees, 37.5% have served on the Board for five or fewer years, 37.5% have served between six and 10 years, and 25% have served for over 10 years. Each new director brings new perspectives and ideas to the Board.

As part of its commitment to maintaining a balanced composition, the Board conducts an annual formal self-evaluation (of itself and its committees) to assess its effectiveness, identify opportunities for improvement, and reaffirm practices that should be maintained. The results of these self-evaluations supplement continuing board practices, procedures, and feedback, including as to agenda development, time allocation, and other topics addressed in this Proxy Statement.

Director Qualifications

Consistent with the Board Candidate Guidelines established by the Board, the Nominating & Governance Committee of the Board seeks director nominees who will provide the Board with a broad diversity of perspectives, experience, expertise, professions, skills, geographic representation, demographics, and backgrounds. The Nominating & Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Generally, however, the Nominating & Governance Committee considers, among other factors, a candidate’s experience and knowledge regarding a variety of aspects of the Company’s unique real estate for the life science industry. The Nominating & Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, expertise, knowledge, perspectives, and abilities that will allow the Board to fulfill its responsibilities. The Nominating & Governance Committee considers factors such as gender, race, and culture in its determinations, and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis proscribed by law. The Nominating & Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for particular expertise (such as Audit Committee expertise), and the evaluations of other prospective nominees. With respect to the nomination of current directors for reelection, the individual’s contributions to the Board are also considered.

2022 Proxy Statement	29

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Director Nominee Selection Process

As further described below, the Nominating & Governance Committee considers director candidates suggested by its members, other directors, management, and stockholders and may retain, from time to time, a third-party executive search firm to identify director candidates for consideration. Once the Nominating & Governance Committee has identified a prospective nominee who is not currently serving on the Board, it makes an initial determination as to whether to conduct a full evaluation of the candidate based on information provided to it with respect to the candidate, as well as its own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. An initial determination whether to formally nominate a director candidate is based primarily on the need for additional directors to fill vacancies or expand the size of the Board and the likelihood that the candidate can satisfy the evaluation factors described herein. If the Nominating & Governance Committee determines, in consultation with the Chairman of the Board and other directors, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the candidate’s background and experience and to report its findings to the Nominating & Governance Committee. The Nominating & Governance Committee then evaluates the candidate against the standards and qualifications set out in the Board Candidate Guidelines, including the nominee’s management, leadership, and business experience; skills and diversity; financial literacy; knowledge of directorial duties; and integrity and professionalism.

After completing its evaluation, the Nominating & Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board ultimately determines whether a prospective nominee will be nominated after considering the recommendation of the Nominating & Governance Committee.

Consideration of Board Diversity

The Board believes that diversity of perspectives among directors is a critical element in the composition of the Board and in enabling the Board to effectively carry out its oversight and decision-making responsibilities in the best interests of the Company. Accordingly, the Nominating & Governance Committee and the Board seek candidates for director with varying experiences, perspectives, expertise, careers, skills, and geographic locations that are relevant and likely to contribute to the Board’s oversight and decision making in connection with the business and affairs of the Company.

The Nominating & Governance Committee and the Board specifically recognize that enhancing demographic diversity on the Board, in particular through the representation of women and minorities, can promote diversity of perspectives within the Board. As such, pursuant to the Company’s Corporate Governance Guidelines, when searching for director nominees, the Nominating & Governance Committee endeavors to consider highly qualified diverse candidates, including women and racially and ethnically diverse minorities, who meet the business and search criteria. The Company will also request from any search firm that it engages, and from which it requests a list of potential candidates, that the search firm include diverse candidates in its initial candidate list. On March 24, 2022, we were pleased to have Ms. Feldmann join the Board. We will continue to emphasize diversity in all its forms in our Board refreshment efforts.

Stockholder-Recommended Director Candidates

The Nominating & Governance Committee considers candidates suggested by stockholders for nomination for election to be held at annual meetings of stockholders. Any stockholder that wishes to suggest a prospective candidate for the Board for consideration by the Nominating & Governance Committee must submit the same information and follow the same procedures regarding advance notice and other requirements of our Bylaws applicable to stockholder-nominated director candidates. Any properly submitted stockholder-suggested candidate and any accompanying materials will be forwarded to the Chair of the Nominating & Governance Committee for review and consideration. Individuals suggested by stockholders will be evaluated in the same manner, and will be subject to the same criteria, as other nominees considered by the Nominating & Governance Committee. The Nominating & Governance Committee also considers director candidates suggested by its members, other directors, and management and may retain, from time to time, a third-party executive search firm to identify director candidates for consideration by the Nominating & Governance Committee.

Stockholder-Nominated Director Candidates

Our Bylaws set forth the requirements for direct nomination by a stockholder of a person or persons for election to the Board. Among other requirements, stockholders must comply with the advance notice procedures set forth in our Bylaws, which, among other things, provide that, to be timely, a stockholder’s notice with respect to director nominations must be delivered to the Secretary of the Company at the Company’s principal executive office not earlier than the 150th day nor later than 5:00 p.m. Pacific Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

2022 Proxy Statement	30

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Our Bylaws also permit qualifying stockholders, or a qualifying group of no more than 20 stockholders, that have continuously owned at least 3% of our outstanding shares of Common Stock for at least three years prior to the nomination and through the date of the annual meeting, to nominate and to require us to include in our proxy materials director nominees constituting up to the greater of two nominees or 25% of the number of directors up for election as of the last day on which a nomination may be timely delivered, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws and subject to the other terms and conditions set forth in our Bylaws. For additional information, see “Stockholder Proposals and Director Nominations for the Company’s 2023 Annual Meeting” of this Proxy Statement.

Director Independence

The Board has affirmatively determined that each member of the Board standing for reelection other than Joel S. Marcus (Executive Chairman and Founder) is independent in accordance with the applicable NYSE listing standards. The Board has also affirmatively determined that no material relationships exist between the Company and any of its independent directors. In making its independence determinations, the Board reviewed the relationships between the Company and each of the directors nominated for election at the 2022 Annual Meeting based on information provided by the directors, the standards for disqualification set forth in Section 303A.02(b) of the NYSE Listed Company Manual, and such other information as the Board considered relevant.

In making its independence determination with respect to Michael A. Woronoff, the Board considered Mr. Woronoff’s position as a partner of Kirkland & Ellis LLP (“K&E”), an international law firm with over 2,700 lawyers, including about 470 equity partners. K&E leases office space from the Company for a local office in the San Francisco Bay Area region for an annual base rent of approximately $2.7 million. Neither Mr. Woronoff nor the Company was involved in the negotiation of the lease, which was entered into between K&E and the former owner of the building in which the leased space is located before Mr. Woronoff joined K&E and before the Company acquired the building. Mr. Woronoff is not a resident of the leased office, and his duties do not include lease negotiation or facilities management. The annual lease payments under this lease represent less than 0.1% of K&E’s reported annual revenues, and Mr. Woronoff’s individual share of any interest in the lease is further diluted by the fact that he is a single lawyer in this large law firm. For these reasons, the Board concluded that Mr. Woronoff’s interest in the lease is not a material relationship or interest that affects his independence as a director.

In making its independence determination with respect to Cynthia L. Feldmann, the Board considered the fact that both Ms. Feldmann and Mr. Marcus are serving as directors on the board of directors of another public company, Frequency Therapeutics, Inc. (“Frequency”), and that the Company holds an equity investment in Frequency having a market value of approximately $2.4 million. Both Mr. Marcus’s position on the Frequency board of directors and the Company’s equity investment in Frequency pre-date Ms. Feldmann’s election as a Frequency director. Considering these factors, the Board concluded that Ms. Feldmann’s role as a director of Frequency is not a material relationship or interest that affects her independence as a director of the Company.

Annual Elections of Directors by Majority Vote

Directors are elected each year at the annual meeting of stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Our Bylaws provide that, except in a contested election (an election where there are more nominees for election than the number of directors to be elected), a nominee for director may be elected as a director only if he or she receives the affirmative vote of a majority of the total votes cast “for” or “against,” or withheld as to, the nominee. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present.

Under Maryland law, if an incumbent director is not reelected in an uncontested election at a meeting of stockholders at which he or she stands for reelection, then the incumbent director continues to serve as a holdover director until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Our Corporate Governance Guidelines provide that if an incumbent director is not reelected due to his or her failure to receive a majority of the votes cast in an uncontested election, the nominee must promptly tender his or her offer to resign to the Board for its consideration. The Nominating & Governance Committee will consider the offer of resignation and will recommend to the Board whether to accept the offer to resign. The Board will decide whether to accept the offer to resign and will publicly disclose its decision.

2022 Proxy Statement	31

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Information on the Board and Its Committees

Meetings and Attendance

The Board held six meetings and took action on 29 other occasions by unanimous written consent during 2021. Each of our directors attended at least 75% of the aggregate number of meetings held by (i) the Board during such director’s term of service in 2021 and (ii) each committee during the period in 2021 for which such director served as a member. Mr. Marcus, as Executive Chairman, generally presides over all meetings of the Board. The Board has an Audit Committee, a Compensation Committee, a Nominating & Governance Committee, and a Science, Agtech & Technology Committee, as well as a Pricing Committee to which the Board of Directors has delegated certain authority with respect to the issuance of securities under the Company’s shelf registration statement.

The Company encourages each member of the Board to attend each annual meeting of the Company’s stockholders. All of our directors attended the annual meeting of stockholders held on May 18, 2021, in person or by video conference.

Board Leadership Structure

In 2018, we separated the roles of Chairman and Chief Executive Officer when Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman. As full-time Executive Chairman, Mr. Marcus’s role includes, among other things: overall oversight of the Company’s executive management team, operational and risk management, financial and operating strategy, corporate brand, and mission; leadership development, talent management, and culture, with a particular emphasis on promoting diversity in leadership positions; the performance of the Company’s operational excellence initiatives; and responsibility for strategic corporate and regional growth, among others. Upon Mr. Marcus’s transition to Executive Chairman, Peter M. Moglia and Stephen A. Richardson became the Company’s Co-Chief Executive Officers. They report to Mr. Marcus and the Board.

The Board continues to believe that Mr. Marcus is currently the director best situated to lead the full Board in his role as Executive Chairman because he is the director most familiar with the Company’s business and industry, and the director most capable of effectively identifying strategic priorities and leading the development, evaluation, and execution of strategy. Mr. Marcus has served as director of the Company since its inception in 1994, was Vice Chairman of the Board from 1994 until his election as Chairman of the Board in 2007, and has been responsible for directing its operations and developing and executing its strategies as Chief Executive Officer from 1997 to 2018, a tenure that is longer and substantially more involved than that of any other individual currently serving as a director. The Board believes that Mr. Marcus’s leadership skills have been critical to the growth and success of the Company.

Lead Director and Presiding Director for Executive Sessions

Steven R. Hash, the Lead Director and an independent director, is the presiding director for all executive sessions of the independent directors. In the event that Mr. Hash is not available for any reason to preside over an executive session of the independent directors, the remaining independent directors will designate another independent director to preside over any executive session. As Lead Director, Mr. Hash’s duties, responsibilities, and authority include the following:

•Presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the non-management directors or the independent directors, as the case may be;
•Providing input regarding information sent to the Board and the agenda for Board meetings to ensure that there is sufficient time for discussion of all agenda items;
•Having the authority to call meetings of the independent directors;
•Making himself available for consultation and direct communication with the Company’s stockholders upon request; and
•Fulfilling such other duties and responsibilities as the Board may determine from time to time.

The Board’s Role in Corporate Strategy

The Board and its committees are actively involved in overseeing, reviewing, and guiding the Company’s corporate strategy. In addition to business performance, opportunities, and risks, the Board also discusses long-range strategic issues, including corporate and regional growth, multiyear plans, investments, and capital allocation as a matter of course throughout the year, including with management formally and informally, and during executive sessions of the Board as appropriate. The Board also seeks to ensure it has appropriate processes in place to enable directors to contribute effectively to discussions regarding corporate strategy and risk, including through robust director onboarding, orientation, continuing education, and industry and business environment updates.

2022 Proxy Statement	32

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
The Board’s Role in Risk Oversight

The Board has an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, including the risks associated with each, as well as various ESG risks. The Audit Committee oversees the management of financial and other systemic risks, including cybersecurity and climate-related risks. The Nominating & Governance Committee oversees risks associated with the structure and composition of the Board, potential conflicts of interest, and the Company’s overall corporate governance structures and procedures. The Compensation Committee oversees the management of risks relating to the Company’s personnel, including executive compensation plans and arrangements, as well as matters related to talent management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks.

Audit Committee

The Audit Committee consisted of Directors Klein (Chair), Goldstein, Hash, and Woronoff and held seven meetings during 2021. Each member has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent registered public accountants that audit the Company’s financial statements, and of the Company’s internal audit function. In addition, the Audit Committee discusses the scope and results of the audit with the independent registered public accountants, reviews the Company’s interim and year-end operating results with management and the independent registered public accountants, considers the adequacy of the Company’s internal accounting controls and audit procedures, and preapproves all engagements with the Company’s independent registered public accountants, including both audit and non-audit services. The limitations inherent in the oversight role of a committee of the Board, however, do not provide the Audit Committee with a basis independent of management and the Company’s independent registered public accountants to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company’s internal control procedures designed to ensure compliance with accounting standards and applicable laws and regulations have been appropriately implemented. The Audit Committee also reviews and recommends to the Board any changes that may be required to the Company’s Business Integrity Policy (described further under “Business Integrity Policy” on page 29). The charter of the Audit Committee is published on the Company’s website at www.are.com.

Nominating & Governance Committee

The Nominating & Governance Committee consists of Directors Cain (Chair), Freire, and Woronoff, each of whom has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. The Nominating & Governance Committee held five meetings during 2021. The Nominating & Governance Committee is responsible for, among other things, making recommendations to the Board with respect to corporate governance policies, reviewing and recommending changes to our Corporate Governance Guidelines, and deciding whether to approve related-person transactions. As we describe in more detail under “Board Composition and Nomination Process” above, the Nominating & Governance Committee recommends to the Board candidates for nomination for election as directors of the Company. The Nominating & Governance Committee also recommends candidates for appointment as members of the committees of the Board. The charter of the Nominating & Governance Committee is published on the Company’s website at www.are.com.

2022 Proxy Statement	33

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Compensation Committee

The Compensation Committee consists of Directors Hash (Chair), Cain, and Klein, each of whom has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. In 2021, the Compensation Committee held five meetings and took action on 21 occasions by unanimous written consent. The Compensation Committee has the authority to review and approve compensation arrangements, grant annual incentive awards for executive officers and other employees of the Company, adopt and amend employment agreements for executive officers and other employees of the Company, and administer the Company’s equity and other incentive plans. The charter of the Compensation Committee is published on the Company’s website at www.are.com.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee in 2021 had any relationship or transaction required to be disclosed pursuant to Item 407(e)(4) of Regulation S-K promulgated under the Exchange Act.

Science, Agtech & Technology Committee

The Science, Agtech & Technology Committee (the “SA&T Committee”) consists of Directors Freire (Chair), Marcus, Cain, Feldmann, Goldstein, and Woronoff. Directors Freire, Cain, Feldmann, Goldstein, and Woronoff have been determined by the Board to be independent directors in accordance with the applicable NYSE listing standards. Mr. Marcus is not considered an independent director under the applicable NYSE listing standards. The SA&T Committee is not mandated by the applicable NYSE listing standards and is thus not required to consist entirely or primarily of independent directors. The Board determined to include Mr. Marcus due to his long, close, and real-time experience and familiarity with key industry participants and developments and his ability to liaise with these participants and the Company’s in-house science and technology team on a regular basis. The SA&T Committee held two meetings in 2021.

The primary purpose of the SA&T Committee is to inform and advise the Board on current trends in the life science, agtech, and technology industries, including key policy changes, capital markets, regional cluster updates, and other strategic initiatives that impact the Company’s real estate business. With rapidly developing scientific and technological breakthroughs on the one hand, and with increasing scrutiny from the capital markets, private investors, policymakers, and other stakeholders on the other, it is critical that the Board be kept well informed on external factors that could impact the Company’s world-class business platform. The Board also recognizes that companies in the Company’s key urban markets have specialized needs that extend beyond traditional office and laboratory space, as the Company creates and grows ecosystems and clusters that ignite and accelerate the world’s leading innovators in their noble pursuit to advance human health by curing disease and improving nutrition. As the life science and technology industries continue to converge, it will also be a key role of the SA&T Committee to help guide the Board on new ways to capitalize on the intersection of these sectors in order to continue to capture the highest-quality tenant base and deliver mission-critical spaces for these companies to succeed. The SA&T Committee works closely with the Company’s internal life science, agtech, and technology professionals to accumulate the market knowledge and technical intelligence necessary to advise the Board and guide the Company’s strategy in this area.

2022 Proxy Statement	34

3013 Science Park Road, Torrey Pines, San Diego

2022 Proxy Statement	35

PROPOSAL 1 — ELECTION OF DIRECTORS

Stockholders will be asked at the 2022 Annual Meeting to elect eight directors who will constitute the full Board. Each elected director will hold office until the next annual meeting of stockholders and until each director’s successor is duly elected and qualifies or until his or her earlier resignation or removal. If, for any reason, any nominee becomes unavailable to serve — an event the Board does not anticipate — proxies will be voted for the election of the person, if any, designated by the Board to replace the unavailable nominee.

The following eight persons have been nominated by the Board for election to the Board: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, Ph.D., Jennifer Friel Goldstein, Richard H. Klein, and Michael A. Woronoff. All the nominees are incumbent directors. Additional information about these nominees is provided in the table and biographical information that follow.

Required Vote and Board’s Recommendation

Under our Bylaws, other than with respect to a contested election, each director nominee will be elected at the annual meeting if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “for” the nominee must exceed the number of votes cast “against,” or withheld as to, the nominee). The election of directors at the 2022 Annual Meeting is not contested.

Under Maryland law, if an incumbent director is not reelected in an uncontested election at a meeting of stockholders at which he or she stands for reelection, then the incumbent director continues to serve as a holdover director until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Our Corporate Governance Guidelines provide that if an incumbent director is not reelected due to his or her failure to receive a majority of the votes cast in an uncontested election, the nominee must promptly tender his or her offer to resign to the Board for its consideration. The Nominating & Governance Committee will consider the offer of resignation and will recommend to the Board whether to accept the offer to resign. The Board will decide whether to accept the offer to resign and will publicly disclose its decision.

The Board unanimously recommends a vote FOR each of the named nominees.

2022 Proxy Statement	36

DIRECTORS AND EXECUTIVE OFFICERS

Background of Directors

The following sets forth certain information concerning the nominees to the Board, all of whom are incumbent directors of the Company. The information presented below regarding each nominee’s specific experience, expertise, qualifications, attributes, and skills led the Board to the conclusion that he or she should serve as a director; additionally, the Board believes that all of its director nominees have reputations for integrity, honesty, and adherence to high ethical standards and that each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and the Board.

Name	Age	Position
Joel S. Marcus	74	Executive Chairman and Founder of the Company (28 years with the Company)
Steven R. Hash	57	Lead Director
James P. Cain	64	Director
Cynthia L. Feldmann	69	Director
Maria C. Freire, Ph.D.	67	Director
Jennifer Friel Goldstein	42	Director
Richard H. Klein	66	Director
Michael A. Woronoff	61	Director

2022 Proxy Statement	37

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Joel S. Marcus, J.D., CPA, is the full-time Executive Chairman and Founder of Alexandria, a REIT that pioneered life science real estate from a specialty niche to a mainstream asset class and today is the preeminent and longest-tenured owner, operator, and developer uniquely focused on collaborative life science, agtech, and technology campuses in AAA innovation cluster locations. Prior to April 2018, Mr. Marcus served as the Company’s Chairman, Chief Executive Officer, and President. Since co-founding the Company in 1994 as a garage startup with $19 million in Series A capital, he has led the remarkable growth of Alexandria into an S&P 500® company that, as of December 31, 2021 has, a total equity capitalization of $35.2 billion, ranking it among the top 10% of all publicly traded U.S. REITs by equity capitalization. Alexandria, which celebrates its 25th anniversary as an NYSE listed company in May 2022, has a total stockholder return exceeding 2,500% as of December 31, 2021. During Mr. Marcus’s 28 years leading Alexandria, he has built a best-in-class company with a unique mission and a multifaceted business model that continue to distinguish Alexandria from all other REITs and positions it at the vanguard and heart of the life science and agtech industries. Guided by Alexandria’s important mission to advance human health, Mr. Marcus established four strategic verticals encompassing real estate, venture investments, thought leadership, and corporate responsibility that together catalyze life-changing innovation and drive positive change for the benefit of human health and society.

Mr. Marcus has accelerated Alexandria’s extraordinary growth through the tremendous execution of its visionary cluster campus strategy in key locations, including Greater Boston, the San Francisco Bay Area, New York City, San Diego, Seattle, Maryland, and Research Triangle. In 1996, Mr. Marcus founded Alexandria Venture Investments, the company’s strategic venture capital platform, to invest in disruptive life science, agrifoodtech, and technology companies advancing transformative new modalities and platforms to meaningfully improve human health. Today, Mr. Marcus continues to lead Alexandria Venture Investments, which has been recognized by Silicon Valley Bank as the #1 most active corporate venture capital investor in biopharma by new deal volume for five consecutive years and by AgFunder as one of the top five most active U.S. agtech investors for the second consecutive year. Mr. Marcus introduced the Company’s thought leadership vertical in 2011 when he co-founded the renowned Alexandria Summit®. Established to serve as a highly collaborative, neutral platform, the Alexandria Summit convenes a preeminent network of visionary stakeholders to explore critical fields in healthcare and leverage its powerful collective voice to foster impactful collaborations and shape policy. Mr. Marcus also leads Alexandria’s pioneering social responsibility initiatives, which aim to develop and implement long-term, scalable solutions to society’s most urgent challenges, including disease and other threats to human health, hunger and food insecurity, deficiencies in support services for the military, the opioid epidemic, educational disparities, homelessness, and the mental health crisis. To reverse the trajectory of the opioid epidemic, Mr. Marcus and Alexandria partnered with Verily, an Alphabet company, to pioneer OneFifteen, an innovative, non-profit data-driven healthcare ecosystem providing the full continuum of evidence-based care to help people live healthy, addiction-free lives. His significant philanthropic contributions have been widely recognized, and in September 2021, Mr. Marcus was honored by the 9/11 Memorial & Museum for Distinction in Civic Engagement and Renewal.

Prior to co-founding Alexandria, Mr. Marcus had an extensive legal career specializing in corporate finance and capital markets, venture capital, and mergers and acquisitions. During that time, he acquired an expertise in the biopharmaceutical industry and was one of the principal architects of Kirin-Amgen, Inc., the trailblazing joint venture established in 1984. He was also a practicing certified public accountant and tax manager with Arthur Young & Co., where he focused on the financing and taxation of REITs. Mr. Marcus serves on the boards of directors of Applied Therapeutics, Inc. (NASDAQ: APLT), Frequency Therapeutics, Inc. (NASDAQ: FREQ), Intra-Cellular Therapies, Inc. (NASDAQ: ITCI), and MeiraGTx Holdings plc (NASDAQ: MGTX). He also served as a director of Atara Biotherapeutics, Inc. (NASDAQ: ATRA), a clinical-stage biopharmaceutical company, from 2014 to March 2019.

Mr. Marcus was named one of Real Estate Forum’s 2017 Best Bosses in commercial real estate and was previously a recipient of the EY Entrepreneur Of The Year Award (Los Angeles – Real Estate). He received his undergraduate and Juris Doctor degrees from the University of California, Los Angeles.

Mr. Marcus’s qualifications to serve on the Board include his nearly 50 years of experience in the real estate, life science, and agtech industries, including his three years as the Company’s Chief Operating Officer prior to the Company’s initial public offering in May 1997, 21 years of operating experience as the Company’s Chief Executive Officer, and four years as the Executive Chairman. Since 1994, Mr. Marcus has accumulated nearly 28 years of experience serving as a director of the Company. He was also Vice Chairman of the Board from the Company’s inception until his election as Chairman of the Board.

2022 Proxy Statement	38

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Steven R. Hash has served as a director since December 2013 and has served as Lead Director since March 2016. Mr. Hash is the prior President and Chief Operating Officer, and Co-Founder of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics, and Washington policy sectors, which he co-founded in 2012 and for which he served as the President and Chief Operating Officer until April 2020, and as a consultant until December 2020. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking from 2006 to 2012, Chief Operating Officer of Global Investment Banking from 2008 to 2011, Director of Global Equity Research from 2003 to 2006, Director of U.S. Equity Research from 1999 to 2003, and Senior Equity Research Analyst from 1993 to 1999. From 1990 to 1993, Mr. Hash held various positions with Oppenheimer & Company’s Equity Research Department, including senior research analyst. He began his career in 1988 as an auditor for the accounting and consulting firm of Arthur Andersen & Co. He has served as a director of The Macerich Company (NYSE: MAC) since May 2015 (and is currently Non-Executive Chairman of the board), as the lead director of Nuveen Global Cities REIT, Inc., a non-traded REIT, since January 2018, and as a Director of DiamondPeak Holdings Corp. (NASDAQ: DPHC) from February 2019 to October 2020. Mr. Hash received a Bachelor of Arts degree in Business Administration from Loyola University and a Master of Business Administration degree from the Stern School of Business at New York University.

Mr. Hash’s qualifications to serve on the Board include his financial expertise and extensive knowledge of the real estate industry, which he acquired from various positions, including his former positions as Global Head of Real Estate Investment Banking with Lehman Brothers (and its successor, Barclays Capital) and President and Chief Operating Officer of Renaissance Macro Research, LLC.

Ambassador James P. Cain has served as a director since December 2015. He is the Managing Partner of Cain Global Partners, LLC, a company that provides a vital link between the developed and emerging markets of the world by utilizing its network of diplomatic, political, and corporate resources. As a partner at Cain Global Partners, Ambassador Cain works with North American and European companies to expand their operations into international markets (such as Asia, Latin America, Eastern Europe, and the Middle East), as well as to support economic development and public policy interests. His career has spanned the fields of leadership, law, business, sports, and international diplomacy, and he has mastered the skills of building lasting relationships as well as strong ecosystems. Ambassador Cain’s unique combination of expertise and passion for business and leadership has been instrumental in his role in developing the Research Triangle Park innovation cluster. For 20 years, Ambassador Cain was a partner at the international law firm of Kilpatrick Townsend & Stockton LLP (formerly known as Kilpatrick Stockton), where he co-founded the firm’s Raleigh office in 1985. He continues to serve as counsel to Kilpatrick Townsend & Stockton. From 2000 to 2002, Ambassador Cain served as the President and Chief Operating Officer of the NHL Carolina Hurricanes and its parent company, Gale Force Holdings. Later, during his tenure as the U.S. Ambassador to Denmark, a position for which he was nominated by President George W. Bush on June 30, 2005 (to serve until January 2009), Ambassador Cain called upon not only his leadership and relationship-building skills but also his experience from his time working with the Carolina Hurricanes. As Ambassador, he oversaw the 13 agencies of the American government that composed the U.S. Embassy in Copenhagen, where he focused his energies on areas of national security, counter-terrorism, energy security, commerce, and investment. He received his Bachelor of Arts and Juris Doctor degrees from Wake Forest University.

Ambassador Cain’s qualifications to serve on the Board include his extensive leadership and relationship-building skills, which he acquired from various positions, including his current position as managing partner of Cain Global Partners, LLC, his former positions as a partner at Kilpatrick Townsend & Stockton LLP and U.S. Ambassador to Denmark, as well as his broad management, legal, and business experience.

2022 Proxy Statement	39

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Cynthia L. Feldmann has served as a director since March 24, 2022. Since 2005, Ms. Feldmann has served on the board of directors of STERIS PLC (NYSE: STE), a provider of infection prevention, decontamination, and health science technologies, products, and services. She is chair of STERIS’s Nominating and Governance Committee and a member of the Audit Committee, which she previously chaired. Since 2017, Ms. Feldmann has also served as a director of UFP Technologies, Inc. (NYSE: UFPT). She is chair of the UFP Technologies, Inc. Audit Committee and a current member of the Nominating Committee. Ms. Feldmann also currently serves as a director and chair of the Audit Committee of Frequency Therapeutics, Inc., a Nasdaq-listed clinical-stage biotechnology company. From 2013 until present, Ms. Feldmann has served as a director and, until 2021, as chair of the Finance Committee of Falmouth Academy, an academically rigorous, co-ed college preparatory day school for grades 7-12. From 2003 to 2018, Ms. Feldmann served on the board of directors of Hanger, Inc. (NYSE: HNGR), a provider of orthotic and prosthetic services and products, and the largest orthotic and prosthetic managed care network in the United States. Ms. Feldmann chaired the Hanger, Inc. Audit Committee and served on the Compensation Committee and the Quality and Technology Committee. Ms. Feldmann also previously served as a director and chair of the Audit Committee and as a member of the Compensation Committee and the Quality and Technology Committee of HeartWare International, Inc., a Nasdaq-listed medical device company, from 2012 until its acquisition by Medtronic in August 2016. From 2012 to 2013, Ms. Feldmann served on the board of and chaired the Audit and Compliance Committees of Atrius Health, a non-profit organization comprising six leading Boston area physician groups representing more than 1,000 physicians serving nearly 1 million adult and pediatric patients. Ms. Feldmann was also a member of the board and served as chair of the Audit Committee of Hayes Lemmerz International Inc., a worldwide producer of aluminum and steel wheels for passenger cars, trucks, and trailers and a supplier of brakes and powertrain components, from 2006 to 2009. She was the President and Founder of Jetty Lane Associates, a consulting firm, from 2005 until 2012. Ms. Feldmann previously served as Business Development Officer at Edwards Angell Palmer & Dodge LLP, a Boston-based law firm, with a specialty in serving life sciences companies. From 1994 to 2002, she was a Partner at KPMG LLP, holding various leadership roles in the firm’s Medical Technology and Healthcare & Life Sciences industry groups. Ms. Feldmann also served as National Partner-in-Charge of the Life Sciences practice for Coopers & Lybrand (now PricewaterhouseCoopers LLP (“PwC”)) from 1989 to 1994, among other leadership positions held during her 19-year career with the firm. Ms. Feldmann was a founding board member of MassMEDIC, a Massachusetts trade association for medical technology companies, where she also served as treasurer and board member of the Executive Committee during her tenure from 1997 to 2001. Ms. Feldmann is a retired CPA and holds a Masters Professional Director Certification from the American College of Corporate Directors.

Ms. Feldmann’s qualifications to serve on the Board include her particular knowledge and experience in accounting, finance, and capital markets, as well as her public company experience particularly in the medical device industry.

2022 Proxy Statement	40

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Maria C. Freire, Ph.D., has served as a director since April 2012. From November 2012 until September 2021, Dr. Freire served as the President and Executive Director, and a member of the board of directors, of The Foundation for the National Institutes of Health (“FNIH”), a Congressionally authorized independent organization that draws together the world’s foremost researchers and resources in support of the mission of the National Institutes of Health (“NIH”). Prior to her appointment to the FNIH, Dr. Freire was the President and a member of the board of directors of the Albert and Mary Lasker Foundation, a non-profit organization that bestows the Lasker Awards in basic and clinical science and advocates for medical research. From 2001 to 2008, Dr. Freire served as President and Chief Executive Officer of the Global Alliance for TB Drug Development, a public-private partnership that develops better, faster-acting, and affordable drugs to fight tuberculosis. An expert in technology commercialization, she directed the Office of Technology Transfer at the NIH from 1995 to 2001 and served as a commissioner on the World Health Organization’s Commission on Intellectual Property Rights, Innovation and Public Health. Dr. Freire obtained her Bachelor of Science degree from the Universidad Peruana Cayetano Heredia in Lima, Peru, and her Ph.D. in Biophysics from the University of Virginia; she completed post-graduate work in Immunology and Virology at the University of Virginia and the University of Tennessee. She is currently a Director at Exelixis, Inc. (NASDAQ: EXEL) and Biogen (NASDAQ: BIIB) and has previously served on the Science Board of the Food and Drug Administration and as a member of the Commission on a Global Health Risk Framework for the Future of the Institute of Medicine, among others. Her awards include the Department of Health and Human Services Secretary’s Award for Distinguished Service, the Arthur S. Flemming Award, the Bayh-Dole Award, the 2017 Washington Business Journal’s “Women Who Mean Business” Award, the 2017 Gold Stevie Award for “Woman of the Year,” and NonProfit PRO’s 2019 “Executive of the Year”Award. Dr. Freire is a member of the U.S. National Academy of Medicine and the Council on Foreign Relations.
Dr. Freire’s qualifications to serve on the Board include her technical scientific expertise and her broad base of experience in the pharmaceutical and biotechnology industries, including her extensive experience in technology commercialization. In addition, her involvement with a wide range of not-for-profit medical research organizations provides her with a wealth of relationships in the medical research community, as well as a user’s perspective on the needs of major research organizations in key industry sectors within the Company’s tenant base.

Jennifer Friel Goldstein has served as a director since March 2020. She has more than 20 years of investing, banking, business development, portfolio management, and strategy experience, as well as a biotechnology background. Since November 2012, Ms. Goldstein held several positions with Silicon Valley Bank (“SVB”) and currently serves as Managing Partner, SVB Capital, where she is responsible for the formation of life science investment vehicles and associated strategies. From July 2006 to September 2012, Ms. Goldstein served on Pfizer Inc.’s Venture Capital team, during which time she helped lead or co-lead fund-of-fund investment decisions and manage Pfizer’s private equity portfolio. Ms. Goldstein has also served as a consultant at Bain & Company in London, where she focused on private equity transactions across Europe. Additional experience at companies such as Chiron, Genelabs, and Genencor further developed Ms. Goldstein’s diverse operational and research skills. Ms. Goldstein also serves on the board of the Leukemia & Lymphoma Society in Silicon Valley. Ms. Goldstein graduated magna cum laude with a Bachelor of Science in Engineering degree in Bioengineering and a Master of Biotechnology degree from the University of Pennsylvania. Ms. Goldstein was also named a Joseph Wharton Fellow while completing her Master of Business Administration degree at the Wharton School.

Ms. Goldstein’s qualifications to serve on the Board include her extensive leadership and business development skills, her expertise in the pharmaceutical and biotechnology industries, which she acquired from various positions, including her current position as Managing Partner, SVB Capital, her former position as a Director, Venture Capital at Pfizer, as well as her broad management and business experience. Ms. Goldstein’s experience and relationships in the healthcare and biotechnology research communities are in key industry sectors that make up the Company’s tenant base.

2022 Proxy Statement	41

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Richard H. Klein, CPA, has served as a director since December 2003. Mr. Klein has a diverse background spanning more than 30 years as a senior advisor to a variety of domestic and international businesses, with a particular focus on real estate organizations. He currently serves as Chief Financial Officer of Industrial Realty Group, LLC, a privately held owner and developer of commercial and industrial properties with a 110 million SF portfolio located throughout the United States. From 2012 to 2015, Mr. Klein served as an independent business consultant. In 2003, Mr. Klein founded Chefmakers Cooking Academy LLC, which provided culinary education services and experiences and for which he served as Chief Executive Officer through 2011. From 1984 to 2000, Mr. Klein was with Ernst & Young LLP and a predecessor firm, Kenneth Leventhal & Company. From 1978 to 1983, Mr. Klein provided tax consulting and auditing services for PwC. At these firms, Mr. Klein served in a variety of capacities, including as partner in the REIT Advisory Practice, the Financial Restructuring and Insolvency Practice, and the Public Relations and Practice Development Department. Mr. Klein is a certified public accountant in the State of California. He received his Bachelor of Science degree in Accounting and Finance from the University of Southern California.

Mr. Klein’s qualifications to serve on the Board include his extensive experience and knowledge of the real estate industry, and REITs in particular, and the accounting and financial expertise he developed as a certified public accountant and partner of Ernst & Young LLP.

Michael A. Woronoff has served as a director since July 2017. Mr. Woronoff is currently a Partner at Kirkland & Ellis LLP. He advises clients on a variety of corporate and securities law matters, including SEC reporting obligations, corporate governance, and strategic alliances. In 2021, the Daily Journal named him one of the “Top 100 Lawyers in California” for the ninth time. Prior to joining K&E in 2019, he was a partner at Proskauer Rose LLP, head of Proskauer’s Los Angeles office, co-head of its international PEMA group, and a member of the firm’s Executive Committee. Prior to joining Proskauer in 2004, Mr. Woronoff co-founded and was a principal of Shelter Capital Partners, a Southern California-based private equity fund that invested in technology and technology-enabled businesses at all stages of development. Prior to joining Shelter in 2000, Mr. Woronoff was a partner of Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law for 15 years. For over 20 years, he has been an adjunct at UCLA’s School of Law, where he developed and teaches “Venture Capital and the Start-Up Company.” Mr. Woronoff also serves as a director and chair of the Finance Committee of the non-profit Alliance College-Ready Public Schools Foundation, and as a member of the Board of Governors of Cedars-Sinai, a nonprofit academic healthcare organization. He received a Juris Doctor degree from the University of Michigan Law School and both a Master of Science in Industrial Administration and a Bachelor of Science in Industrial Management from the Krannert School of Management at Purdue University.

Mr. Woronoff’s qualifications to serve on the Board include his management and financial expertise and extensive knowledge of the corporate and securities law, SEC reporting, corporate governance, and strategic alliances, which he acquired from various positions, including his current position as a partner of K&E, and his former positions as a principal of Shelter and as a partner of both Proskauer and Skadden. He has also served on the boards of directors of several start-up and emerging companies, including AccessDNA, TransDimension, and u-Nav Microelectronics.

2022 Proxy Statement	42

DIRECTORS AND EXECUTIVE OFFICERS (continued)
Background of Executive Officers

Name	Age	Position	Years With the Company
Joel S. Marcus	74	Executive Chairman and Founder	28
Peter M. Moglia	55	Co-Chief Executive Officer and Co-Chief Investment Officer	24
Stephen A. Richardson	61	Co-Chief Executive Officer	22
Dean A. Shigenaga	55	President and Chief Financial Officer	21
Daniel J. Ryan	56	Co-Chief Investment Officer and Regional Market Director – San Diego	19	(1)
Hunter L. Kass	39	Executive Vice President – Regional Market Director – Greater Boston	4
Lawrence J. Diamond	63	Co-Chief Operating Officer and Regional Market Director – Maryland	23
Joseph Hakman	51	Co-Chief Operating Officer and Chief Strategic Transactions Officer	15
Vincent R. Ciruzzi	59	Chief Development Officer	25
John H. Cunningham	61	Executive Vice President – Regional Market Director – New York City	15
Jackie B. Clem	53	General Counsel and Secretary	16
Marc E. Binda	46	Executive Vice President – Finance and Treasurer	17
Andres R. Gavinet	53	Chief Accounting Officer	9
Gary D. Dean	50	Executive Vice President – Real Estate Legal Affairs	17
Terezia C. Nemeth	59	Executive Vice President – Regional Market Director – San Francisco Bay Area	15
Orraparn C. Lee	39	Executive Vice President – Accounting	12
Kristina A. Fukuzaki-Carlson	47	Executive Vice President – Business Operations	16
Madeleine T. Alsbrook	39	Executive Vice President – Talent Management	10
(1)Including eight years with Veralliance Properties, Inc., certain assets of which were acquired by the Company in 2010.

2022 Proxy Statement	43

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Joel S. Marcus – See “Background of Directors” above.

Peter M. Moglia has served as Co-Chief Executive Officer since April 2018 and as Co-Chief Investment Officer since May 2018. Mr. Moglia served as Chief Investment Officer from January 2009 through April 2018 and has been serving the Company in many important capacities since April 1998. From April 2003 through December 2008, Mr. Moglia was responsible for the management of the Company’s Seattle region asset base and operations. From 1998 to 2003, Mr. Moglia’s responsibilities were focused on underwriting, acquisitions, and due diligence activities. Prior to joining the Company, Mr. Moglia served as an Analyst for Lennar Partners, Inc., a diversified real estate company, where his responsibilities included underwriting and structuring direct and joint venture real estate investments. Mr. Moglia began his real estate career in the Management Advisory Services group within the Kenneth Leventhal & Co. Real Estate Group, where he spent six years providing valuation, feasibility, financial modeling, and other analytical services to real estate developers, financial institutions, pension funds, and government agencies. Mr. Moglia received his Bachelor of Arts degree in Economics from the University of California, Los Angeles.

Stephen A. Richardson has served as Co-Chief Executive Officer since April 2018.
Mr. Richardson previously served as the Company’s Chief Operating Officer from October 2011 to April 2018 and as Executive Vice President – Regional Market Director – San Francisco Bay Area from January 2016 to April 2018. From October 2011 to December 2015, Mr. Richardson served as the Company’s Regional Market Director – San Francisco Bay Area. From January 2011 to October 2011, Mr. Richardson served as the Company’s Executive Vice President – Regional Market Director – San Francisco Bay Area, and from July 2005 to December 2010, he served as Senior Vice President – Regional Market Director – San Francisco Bay Area, where he was responsible for the management of the Company’s San Francisco Bay Area region asset base and operations. From February 2000 to July 2005, Mr. Richardson served the Company as a Vice President, Portfolio Services. Prior to joining the Company, he served as a Director of CellNet Data Systems from 1993 to 2000, where he was responsible for negotiating large-scale technology transactions and aggregating a national footprint of wireless spectrum. From 1983 to 1993, Mr. Richardson served as a Director of Marketing and Leasing for Paragon Group, a national real estate development company, and as real estate broker with Schneider Commercial Real Estate serving the greater Silicon Valley market. Mr. Richardson currently serves on the boards of California Life Sciences, the state’s most influential and impactful life sciences membership organization whose mission is to protect and nurture California’s life sciences industry, empowering discoveries that lead to healthier lives around the world; and the Gladstone Foundation, a not-for-profit organization supporting the Gladstone Institutes, an independent state-of-the-art biomedical research institution. Mr. Richardson received his Bachelor of Arts degree in Economics and Literature from Claremont McKenna College and his Master of Business Administration degree from Santa Clara University.

Dean A. Shigenaga, CPA, has served as President since January 2021 and Chief Financial Officer since December 2004. Mr. Shigenaga led Alexandria’s issuance of $1.9 billion of green bonds over the last four years. Mr. Shigenaga previously served as Executive Vice President from May 2012 to April 2018, as Treasurer from March 2008 to April 2018, and in other capacities from December 2000 to December 2004. Prior to joining Alexandria, Mr. Shigenaga was an Assurance and Advisory Business Services Manager in Ernst & Young LLP’s real estate practice. In his role at Ernst & Young, from 1993 through 2000, Mr. Shigenaga provided assurance and advisory services to several publicly traded REITs, over a dozen private real estate companies, and many other public and private companies. In addition to providing audit and attestation services, he assisted clients with services related to initial public offerings, follow-on offerings, debt offerings, and technical research. Mr. Shigenaga is currently a member of Nareit’s Corporate Governance Council and has served as a member of Nareit’s ESG Task Force. Mr. Shigenaga is a certified public accountant and a member of the American Institute of CPAs. Mr. Shigenaga received his Bachelor of Science degree in Accounting from the University of Southern California.

2022 Proxy Statement	44

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Daniel J. Ryan has served as Co-Chief Investment Officer since May 2018 and as Regional Market Director – San Diego since May 2012. Mr. Ryan previously served the Company as Senior Vice President – Regional Market Director – San Diego & Strategic Operations from June 2010, when the Company acquired certain assets of Mr. Ryan’s company, Veralliance Properties, Inc., to May 2012. During his tenure with the Company, Mr. Ryan has been responsible for the management of the Company’s San Diego region asset base and operations, as well as involvement with developments, redevelopments, joint ventures, financing, leasing, and other strategic opportunities outside the San Diego region. Prior to joining the Company, Mr. Ryan was Chief Executive Officer of Veralliance, a commercial real estate developer, which he founded in 2002. Veralliance owned, managed, developed, and leased an approximately $1 billion portfolio primarily consisting of life science assets in the greater San Diego region. Veralliance had significant institutional equity partners, including a REIT, Prudential Real Estate Investors, and UBS. Prior to 2002, Mr. Ryan worked in the commercial real estate industry in Southern California. He was a founding principal of Pacific Management Services, Inc., a commercial developer focused on value-added transactions in the greater San Diego area, including life science, office, industrial, and multifamily transactions. Mr. Ryan is a board member of Biocom California, a Southern California trade organization, the San Diego Economic Development Corporation, a not-for-profit regional body comprising business, government, and civic leaders committed to maximizing economic growth, and the Policy Advisory Board of the University of San Diego – School of Real Estate. He is also a member of the NAIOP and the Urban Land Institute, both public policy organizations focused on public advocacy of the built environment. Mr. Ryan received his Bachelor of Science degree in Economics, cum laude, from the University of Wisconsin–Madison and was admitted to Omicron Delta Epsilon, the honor society for excellence in achievement in the study of economics.

Hunter L. Kass has served as Executive Vice President – Regional Market Director – Greater Boston since January 2021. Mr. Kass previously served as Senior Vice President – Strategic Market Director – Greater Boston since October 2019 and has been with the Company since 2018. In these roles, Mr. Kass focused on the Company’s strategic growth through leadership of the Greater Boston development team and acquisitions and transactions within the Greater Boston region. Prior to joining the Company, Mr. Kass worked at MIT’s Endowment (“MITIMCo”) as a Senior Investment Associate, then a Senior Real Estate Officer, and ultimately an Associate Director in the Transaction Group of the Direct Real Estate Team. During his six-year tenure at MITIMCo, Mr. Kass was a leader in the team that executed over 1 million SF of leasing, completed multiple capital market transactions that in total exceeded $2 billion, and supported the entitlement and permitting of several million SF in Cambridge, Massachusetts. Mr. Kass received his Bachelor of Arts degree from the University of Virginia, a Master of Business Administration from Babson College, and a Master of Science degree from the Center for Real Estate at the Massachusetts Institute of Technology.

Lawrence J. Diamond has served as Co-Chief Operating Officer since April 2018 and as Regional Market Director – Maryland since July 2005. Mr. Diamond previously served as Vice President – Asset Services, Mid-Atlantic Region from January 2000 to June 2005 and as Assistant Vice President – Asset Services from November 1998 to December 1999. Throughout his tenure with the Company, Mr. Diamond has been responsible for the management of the Company’s Maryland region asset base and operation. From January 1994 to November 1998, Mr. Diamond served as Director of Facility Services for Manor Care, Inc., where he was responsible for management of corporate real estate. From 1980 to 1994, Mr. Diamond’s real estate career was focused on regional Maryland management firms, starting with B.F. Saul Company. He has gained expertise in all phases of property management, accounting, leasing, and construction services. He previously served on Maryland’s Life Sciences Advisory Board. Mr. Diamond received his Bachelor of Science degree in Accounting/Business Administration from Frostburg State University.

2022 Proxy Statement	45

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Joseph Hakman has served as Co-Chief Operating Officer since July 2020 and as Chief Strategic Transactions Officer since June 2019. Mr. Hakman previously served as Senior Vice President – Strategic Transactions from January 2016 to June 2019, as Vice President – Strategic Transactions from January 2013 to December 2015, as Assistant Vice President – Due Diligence & Financial Analysis from June 2009 to December 2012, and as Senior Director – Due Diligence & Financial Analysis from December 2006 to June 2009. At the Company, Mr. Hakman oversees property acquisitions and dispositions, due diligence activities, financial underwriting, and secured debt placement and contributes to the development of the strategy and business plan for each asset. Before joining the Company, Mr. Hakman was part of the Commercial Real Estate Finance Group at Colliers International. In this capacity, he was responsible for financial and project feasibility analyses, investment sales activities, and commercial real estate transaction structuring. Previously, Mr. Hakman was a Senior Consultant at PwC, where he headed a team that was responsible for performing due diligence with respect to the acquisition of commercial property and the securitization of loan portfolios. Prior to PwC, he was in the asset management division at American Realty Advisors, where he was responsible for the asset management of office, industrial, and land assets nationally. Mr. Hakman received his Bachelor of Science degree in Business Administration from Pepperdine University.

Vincent R. Ciruzzi has served as Chief Development Officer since October 2015. Mr. Ciruzzi previously served as a Senior Vice President, Construction and Development from June 2000 to October 2015 and as Vice President from September 1996 to June 2000, and was an active participant in the Company’s initial public offering in May of 1997. Since Alexandria’s initial public offering, Mr. Ciruzzi has been responsible for the Company’s domestic and international construction and development operations and services platform. Working with a team of highly skilled professionals, Mr. Ciruzzi has overseen the management of entitlements, design, permits, development, construction, and completion of the Company’s collaborative life science and technology campuses in the Company’s urban innovation clusters. Mr. Ciruzzi is also deeply involved in the Company’s sustainability efforts, construction risk management, capital planning, and project budgeting. In 1993, Mr. Ciruzzi founded a real estate development and consulting business, which provided consulting services to Alexandria from September 1995 until his appointment as Vice President. From 1986 to 1993, Mr. Ciruzzi served as Project Manager for Home Capital Development Group, a real estate development company, where he specialized in project management of master planned communities, including the management of a 2,600-acre mixed-use community, as well as other real estate development opportunities. Mr. Ciruzzi received his Bachelor of Science degree in Finance and Real Estate from the University of Southern California. Mr. Ciruzzi is a key team advocate of Environmental, Social, and Governance, and other sustainability initiatives for the Company.

John H. Cunningham has served as Executive Vice President – Regional Market Director – New York City since July 2017. Mr. Cunningham previously served as the Company’s Senior Vice President – Regional Market Director – New York/Strategic Operations from January 2010 to July 2017 and as Senior Vice President – Strategic Operations from January 2009 to December 2009. From January 2007 to December 2008, Mr. Cunningham served the Company as Senior Vice President – Development. Mr. Cunningham has more than 30 years of experience in real estate operations, leasing, and development and has completed over 4.5 million SF of development projects, including numerous complex life science and specialized high-tech projects, large build-to-suits, and strategic properties. Prior to joining Alexandria, Mr. Cunningham was at Cambridge Property Group in the Washington, D.C. metropolitan area since 1987, where he became the President of the Development Group in 1995. While at Cambridge, Mr. Cunningham worked closely with Alexandria from 1997 to 2007, acting as a third-party developer on projects in the Mid-Atlantic region of the United States. In addition to operations, leasing, and development, Mr. Cunningham has extensive experience in acquisitions and dispositions of commercial real estate. Prior to Cambridge, Mr. Cunningham was the editor-in-chief of The Pro Review magazine, a publication for professional photographers. He also served as the Vice Chairman of the Board of Trustees for Loudoun Country Day School for six years and has published nine novels. Mr. Cunningham received his Bachelor of Arts degree in International Relations from the University of Maryland.

2022 Proxy Statement	46

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Jackie B. Clem has served as General Counsel and Secretary since July 2020. Ms. Clem previously served as Senior Vice President – Real Estate Legal Affairs and Assistant Secretary from January 2015 to July 2020 and has been with the Company since 2006. Since joining the Company, Ms. Clem has overseen a vast array of complex domestic and international transactions; helped to develop and implement protocols and initiatives within the legal department; managed the leasing group and the transactions group; and is a key member of the Company’s COVID-19 Task Force. Ms. Clem has over 20 years of commercial real estate and related legal experience. Ms. Clem previously practiced law in the real estate department of Paul, Hastings, Janofsky & Walker LLP in Los Angeles, where she specialized in acquisitions, dispositions, leasing, development, and other commercial real estate transactions, representing a variety of REITs, regional and national developers, retailers, and institutional investors. Ms. Clem received her Bachelor of Arts degree from the University of California, San Diego and her Juris Doctor degree from the University of California, Los Angeles, and is also a member of the California Bar and LA County Bar Association. Throughout her career, Ms. Clem has been actively involved in a number of community organizations. She helped found Pasadena Education Network, a non-profit organization formed to promote family participation in public education in Pasadena, California and previously served on the board of the Pasadena Educational Foundation.

Marc E. Binda has served as Executive Vice President – Finance and Treasurer since June 2019. Mr. Binda previously served as Senior Vice President – Finance and Treasurer since April 2018, as Senior Vice President – Finance since April 2012, and in other capacities from January 2005 to April 2012. Since joining the Company, Mr. Binda has served in a variety of positions of increasing responsibility within the finance and accounting functions. Mr. Binda oversees the Company’s treasury strategies and risk management, financial projections, capital planning, debt financing, and other capital market transactions and provides business and technical advice on unique and complex real estate, joint venture, and leasing transactions. Prior to joining the Company, Mr. Binda was a Financial Reporting Manager at Watt Centro Management JV, LP (“Watt”), where he was responsible for accounting, finance, and treasury matters, REIT compliance, debt compliance, and U.S. and Australian GAAP reporting. Prior to joining Watt, Mr. Binda was a manager in Ernst & Young LLP’s Real Estate Advisory Business Services group, where he served three publicly traded REITs and other public and private companies. Mr. Binda is a certified public accountant and received his Bachelor of Science degree in Accounting from California Lutheran University.

Andres R. Gavinet has served as Chief Accounting Officer since June 2012. Mr. Gavinet oversees the Company’s accounting and financial reporting functions and the execution of capital market transactions. Prior to joining the Company, Mr. Gavinet was the Chief Accounting Officer at Ares Management, a global alternative asset manager. Previously, Mr. Gavinet served in senior finance and accounting positions in private and public real estate companies, including as Chief Financial Officer at Younan Properties, as Executive Vice President of Finance at Douglas Emmett, Inc., and as Chief Accounting Officer at Arden Realty, Inc. Mr. Gavinet began his career in the Assurance and Advisory Services group within the EY Kenneth Leventhal Real Estate Group, where he spent five years practicing as a certified public accountant and assisting clients with audit and attestation services related to REIT initial public offerings and debt and joint venture compliance. Mr. Gavinet received his Bachelor of Science degree in Accounting from California State University, Northridge.

2022 Proxy Statement	47

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Gary D. Dean has served as Executive Vice President – Real Estate Legal Affairs since July 2020. Mr. Dean joined the Company in 2004 and served as Senior Vice President – Real Estate Legal Affairs since January 2015 and has been responsible for real estate legal issues related to acquisitions, dispositions, leases, and operational matters. In addition, as FCPA and OFAC compliance officer, Mr. Dean oversees Alexandria’s compliance program and reviews and evaluates compliance issues and concerns within the organization. Mr. Dean manages Alexandria’s vendor contracting process and is a key legal advisor to the Real Estate Development Legal department. He has over 20 years of commercial real estate and related experience and also previously practiced law at Skadden, Arps, Slate, Meagher & Flom LLP in its Los Angeles and Tokyo offices. While at Skadden, Mr. Dean represented several publicly traded REITs and other institutional clients with investments in hotel, retail, office, residential, and mixed-use projects. Mr. Dean has a Bachelor of Arts degree in Political Science and a Juris Doctor degree from the University of California, Los Angeles.

Terezia C. Nemeth has served as Executive Vice President – Regional Market Director – San Francisco Bay Area since March 2020. Ms. Nemeth previously served as the Company’s San Francisco Bay Area–based Senior Vice President – Real Estate Development & Community Relations from March 2018 to March 2020 and as Vice President – Development & Community Relations from July 2015 to March 2018. Ms. Nemeth was also with the Company as Vice President, Development from February 2005 to July 2013. Ms. Nemeth has more than 30 years of experience in real estate development and operations, having completed 5 million SF of commercial development projects, including several complex life science multi-phase campus projects in the Bay Area, and having managed the operations of the Company’s Mission Bay assets between 2009 and 2013. Ms. Nemeth has worked on the Mission Bay Project in San Francisco since its inception in 1998. She has led the design, entitlement, and project management for all commercial development at Mission Bay for the Company as well as previously for Catellus Development Corporation. Ms. Nemeth also served as a Special Assistant – Development to former San Francisco Mayor Willie L. Brown, Jr., and as Long Range Planning Director for the City of Oakland. Ms. Nemeth serves as Chair of the Mission Bay Community Advisory Committee and as a member of the board of the Mission Bay Transportation Management Association and the Mission Bay Commercial Maintenance Corporation, and previously served on the board of the Tenderloin Neighborhood Development Corporation. Ms. Nemeth holds a Bachelor of Arts in Architecture degree and a Master of Architecture degree from the University of California, Berkeley as well as a Master of Science degree from the Center for Real Estate at the Massachusetts Institute of Technology.

Orraparn C. Lee has served as the Executive Vice President – Accounting since March 2022. Ms. Lee previously served as Senior Vice President – Accounting since January 2018, as Vice President – Accounting from March 2016 to January 2018 and has been with the Company since October 2009. Since joining the Company, Ms. Lee has been responsible for the oversight of the accounting operations team, including accounting for real estate transactions, joint venture operations, and venture investment portfolio. Throughout her tenure with the Company, Ms. Lee has also been deeply involved in developing controls and processes to assist our business teams with the growth and complexity of the Company. Prior to joining the Company, Ms. Lee was a senior associate in Deloitte’s Real Estate Assurance group, where she served publicly traded REITs and private real estate companies as well as other public and private companies in the financial services industry and non-profit organizations. Ms. Lee is a certified public accountant and received her Bachelor of Arts degree in Economics with a minor in Accounting, cum laude, from the University of California, Los Angeles.

2022 Proxy Statement	48

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Kristina A. Fukuzaki-Carlson has served as Executive Vice President – Business Operations since March 2022. Ms. Fukuzaki-Carlson previously served as Senior Vice President – Business Operations since January 2016 and in other capacities from October 2005 to January 2016. Since joining the Company, Ms. Fukuzaki-Carlson has been responsible for leading global efforts associated with the Company’s talent and business operations vision, initiatives, and programs. She has developed and implemented leadership and organizational priorities, ensured the integrity and synergy of Alexandria’s talent and business operations, and effectively cultivated the Company’s human capital. In her latest role, Ms. Fukuzaki-Carlson is responsible for leading the Company’s total rewards and employee wellness programs, overseeing legal compliance, internal processes and procedures, and is a key contributor to the COVID-19 Task Force. She has more than 25 years of experience in the field of human resources, including 16 years at Alexandria. Prior to joining the Company, Ms. Fukuzaki-Carlson spent over 10 years in human resource advisory and business partner roles within companies such as E-Trade Financial, Los Angeles Times, and Toyota Financial Services. She holds SHRM-SCP, SPHR, and CCP designations and has been recognized with the Patriotic Employer Award by the Office of the Secretary of Defense for her upstanding efforts to support our military and their families. Ms. Fukuzaki-Carlson received her Bachelor of Arts degree in Business Administration, with an emphasis in Human Resources Management, from California State University, Fullerton and her Master of Science degree in Human Resources from Chapman University.

Madeleine T. Alsbrook has served as Executive Vice President – Talent Management since March 2022. Ms. Alsbrook previously served as Senior Vice President – Talent since January 2018, as Vice President – Talent Management from August 2015 to January 2018, as Executive Director – Human Resources from January 2013 to August 2015, as Senior Director – Human Resources from July 2012 to January 2013, and as Director – Human Resources from January 2012 to July 2012. In these roles, Ms. Alsbrook has been directly responsible for managing Alexandria’s strategic talent acquisition, growth, and employee development. Ms. Alsbrook also works on Company-wide initiatives to support organizational culture, employee engagement, and retention. Prior to joining Alexandria, Ms. Alsbrook worked as a Human Resources Business Partner for Royal Bank of Canada (“RBC”), where she was responsible for human resources (“HR”) efforts for its Wealth Management business in the UK during a period of rapid expansion. Prior to RBC, Ms. Alsbrook was an HR Advisor for Linklaters LLP in London, where she executed major restructuring efforts for the firm. Ms. Alsbrook holds her Bachelor of Arts degree in Management Studies from the University of Nottingham, UK and her Master of Arts degree in Personnel and Development from the University of Westminster, UK.

2022 Proxy Statement	49

DIRECTORS AND EXECUTIVE OFFICERS (continued)
2021 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Joel S. Marcus(2)	—	—	—	—
Steven R. Hash(3)	221,000	155,069	28,171	404,240
James P. Cain(3)	157,735	155,069	11,274	324,078
Maria C. Freire, Ph.D.	150,000	155,069	—	305,069
Jennifer Friel Goldstein	117,520	155,069	—	272,589
Richard H. Klein	165,000	155,069	—	320,069
Michael A. Woronoff(3)	148,420	155,069	30,204	333,693
John L. Atkins, III(4)	62,535	155,069	—	217,604
James H. Richardson(4)(5)	2,125	252,555	100,000	354,680
(1)The dollar value of restricted stock awards set forth in this column is equal to the aggregate fair value at the grant date of January 15, 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). As of December 31, 2021, our non-employee directors held the following amounts of unvested restricted stock awards and phantom stock units:

Award Type	Steven R. Hash	James P. Cain	Maria C. Freire	Jennifer Friel Goldstein	Richard H. Klein	Michael A. Woronoff	John L. Atkins, III	James H. Richardson
Unvested restricted stock awards	—	—	1,351	1,691	1,351	—	—	2,500
Phantom stock units	7,025	2,815	—	—	—	7,650	—	—
(2)Mr. Marcus, the Company’s Executive Chairman, was an employee of the Company in 2021 and thus received no compensation for his services as director. The compensation received by Mr. Marcus as an NEO of the Company is shown in the “Summary Compensation Table” on page 111.
(3)Amounts presented for Messrs. Hash, Cain, and Woronoff in the "All Other Compensation” column consist of dividends earned in 2021 on their respective phantom stock units deferred under the Company’s Deferred Compensation Plan for Directors.
(4)Messrs. Atkins and Richardson did not stand for reelection at the 2021 annual meeting of stockholders, and as such, their service as the Company’s directors concluded on May 18, 2021. Director compensation received by each individual in 2021 was commensurate with the duration of their services as a director in that year.
(5)In 2021, Mr. Richardson received $100,000 in cash payments and a restricted stock award of 1,500 shares for non-director-related consulting services.

In determining the form and amount of compensation to be paid to our independent directors in 2021, the Board considered recommendations from FTI Consulting, Inc. (“FTI”). At the end of 2020, the Board reviewed data provided by FTI for the peer group described under “2021 Peer Group” on page 68 and considered industry trends in director compensation to determine the terms of the compensation program for our independent directors in 2021. In 2021, each director other than Messrs. Marcus and J. Richardson earned an annual cash retainer fee of $110,000, with the exception of Mr. Atkins, who received an annual cash retainer on a pro rata basis for the portion of the year in which he served as a director, and the Lead Director, who earned an additional $50,000 in annual cash fees. Additional fees for various roles were as follows:

	Committee Chair ($)	Committee Member ($)
Audit Committee	35,000	20,000
Compensation Committee	35,000	20,000
Nominating & Governance Committee	35,000	20,000
Science, Agtech & Technology Committee	20,000	6,000
Pricing Committee	N/A	6,000

Independent directors are also eligible to receive restricted stock awards under the Company’s 1997 Incentive Plan equal to a fixed-dollar amount of $155,000 divided by the Company’s closing stock price as of the grant date as compensation for their services as directors. These restricted stock awards generally vest over a period of three years.

In 2016, our stockholders approved a limit on the amount of non-employee director compensation under the 1997 Incentive Plan. The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board with respect to any calendar year may not exceed $600,000 in total value, calculating the value of any stock awards based on the grant date fair value of such awards. This limit was not intended to serve as an increase in the annual amount of non-employee director compensation; rather, this action was approved for the purpose of limiting the amount of compensation the Board can approve for non-employee directors each year.

2022 Proxy Statement	50

DIRECTORS AND EXECUTIVE OFFICERS (continued)
Deferred Compensation Plan for Directors

The Company’s Deferred Compensation Plan for Directors (the “DCPD”), established in December 2001, permits non-employee directors to elect to defer receipt of up to 100% of their annual retainer fees, committee chair and member fees, lead director fees, restricted stock awards, and any tax gross-up payments made with respect to restricted stock awards (but the Company does not have a practice of awarding any tax gross-up payments with respect to restricted stock awards).

Any amounts elected to be deferred under the DCPD are converted into phantom stock units based on the then‑current value of our Common Stock at the time such amounts are credited to the non-employee director’s DCPD account. Any phantom stock units attributable to deferrals of restricted stock awards are subject to the same vesting and forfeiture conditions as the deferred restricted stock award, provided, however, that all phantom stock units shall immediately vest in the event of a Change of Control (as defined in the DCPD) or a termination of the non-employee director’s service with us due to death, Disability (as defined in the DCPD), termination without Cause (as defined in the DCPD), or failure without Cause to be renominated or reelected to the Board. Phantom stock units credited to the non-employee director DCPD accounts are adjusted to reflect dividends, stock splits, and similar events impacting our Common Stock. All distributions under the DCPD in settlement of the non-employee director’s phantom stock unit account are paid in the form of an issuance of our Common Stock with the number of shares issued corresponding with the number of phantom stock units to be settled. Any fractional phantom stock units are settled in cash based on the then-current value of our Common Stock.

Non-employee directors generally must make deferral elections under the DCPD during an election period that is prior to the beginning of the plan year in which the related compensation is earned or prior to the beginning of the plan year in which the restricted stock award is granted. Newly eligible directors are permitted to make a deferral election within the first 30 days after becoming eligible to participate in the DCPD with respect to compensation earned during the remainder of the plan year after the election becomes irrevocable.

The non-employee director may elect to receive a distribution in settlement of his or her vested phantom stock unit account under the DCPD on a specified date selected by the non-employee director. If the non-employee director’s service terminates prior to any scheduled distribution date, the entire phantom stock unit account will be immediately settled upon termination. In addition, if a Change of Control occurs prior to any such date specified by the non-employee director for distribution, settlement of any phantom stock units attributable to any amounts that were deferred under the DCPD on or after January 1, 2005 will be made as soon as administratively feasible following the Change of Control.

A non-employee director may elect to receive an early distribution of any vested amounts if he or she experiences an Unforeseeable Emergency (as defined in the DCPD). In addition, a non-employee director may elect to receive an early settlement of phantom stock units attributable to any vested deferrals made to the DCPD prior to January 1, 2005, provided that the number of phantom units to be settled will be equal to 90% of the number of phantom units elected by the non-employee director and the remaining 10% of the phantom units elected by the non-employee director will be forfeited. During 2021, the Company did not credit any additional phantom stock units to participants’ accounts under the DCPD in addition to those related to the compensation deferred by the non-employee director.

2022 Proxy Statement	51

PROPOSAL 2 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1997 STOCK AWARD AND INCENTIVE PLAN

    The Company believes that an equity compensation program is a necessary and powerful incentive and retention tool that benefits all the Company’s stockholders. On March 24, 2022 (the “Amendment Date”), the Board approved an amendment and restatement of the 1997 Incentive Plan, which was last approved by the Company’s stockholders in June 2020 (the 1997 Incentive Plan, as proposed to be amended and restated, the “Amended 1997 Incentive Plan”), subject to approval by the Company’s stockholders. The key amendments incorporated in the Amended 1997 Incentive Plan are to:

•Increase the aggregate number of shares of Common Stock available for grant by 2,000,000 shares as of the Amendment Date;
•Extend the termination date to 10 years from the date of stockholder approval of the Amended 1997 Incentive Plan; and
•Remove certain references to and provisions regarding Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), that are no longer applicable pursuant to the Tax Cuts and Jobs Act.

Why You Should Vote for the Amended 1997 Incentive Plan

● Low Burn Rate: Our three-year average historical burn rate is 1.49%.
● Reasonable Overhang: The size of our share reserve request is reasonable and, if approved, is projected to result in an overhang of no more than 3.99% as of March 24, 2022, inclusive of any unvested awards and awards currently remaining available under the 1997 Incentive Plan; stockholder approval is required to increase the share reserve (there is no “evergreen” provision).

● Responsible Change of Control Provisions: Double-trigger vesting acceleration and the definition of change of control require consummation of an actual transaction so that no change of control vesting acceleration benefits may occur without an actual change of control transaction occurring.

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board believes that the availability of awards under the 1997 Incentive Plan enhances the Company’s ability to attract, retain, and motivate the directors, officers, and other employees necessary for the Company’s growth and success. The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining, and motivating key personnel, consultants, and advisors. The Board believes that the issuance of equity awards is an important element underlying the Company’s ability to attract, retain, and motivate key personnel, consultants, and advisors and better aligns the interests of such persons with those of the Company’s stockholders.

If this Proposal 2 is approved by our stockholders, the Amended 1997 Incentive Plan will become effective as of the Amendment Date. In the event that our stockholders do not approve this Proposal 2, the Amended 1997 Incentive Plan will not become effective and the 1997 Incentive Plan will continue in its current form. However, without the Amended 1997 Incentive Plan, we believe that the shares available for grant under the 1997 Incentive Plan will be insufficient to meet our anticipated recruiting and retention needs.

The Size of Our Share Reserve Request Is Reasonable

If the Amended 1997 Incentive Plan is approved by our stockholders, we will have 4,502,220 shares available for grant as of the Amendment Date, plus certain shares that would return to the share reserve pursuant to the terms of the Amended 1997 Incentive Plan, which we view as necessary and reasonable to provide a predictable amount of equity for attracting, retaining, and motivating key personnel, consultants, and advisors.

The following table provides certain additional information regarding our long-term incentive award program:

As of March 24, 2022
Shares of Common Stock subject to outstanding full-value awards	1,798,713
Shares of Common Stock subject to outstanding stock options	—
Shares of Common Stock available for grant under the 1997 Incentive Plan	2,502,220
Shares of Common Stock available for grant under other equity incentive plans	—

A total of 163,217,991 shares of Common Stock were issued and outstanding as of the record date of March 31, 2022. The closing price of the Common Stock was $201.25 per share as of the record date.

2020 Proxy Statement	52

PROPOSAL 2 — 1997 STOCK AWARD AND INCENTIVE PLAN (continued)
We Manage Our Equity Award Use Carefully

We manage our overhang by limiting the number of equity awards granted annually. The Compensation Committee monitors our annual burn rate, overhang, and equity expense to ensure that we maximize stockholder value by granting only the number of equity awards necessary to attract, reward, and retain key personnel, consultants, and advisors.

The following table shows our responsible burn rate history. In the following table, “appreciation awards” represent the gross number of shares subject to options and stock appreciation rights granted in each year, and “full-value awards” represent the gross number of shares subject to all other time-based and performance-based awards granted in each year (that is, restricted stock awards, restricted stock unit awards, and stock awards in lieu of bonuses).

Historical Grants and Burn Rate	2019 Actual	2020 Actual	2021 Actual
Full-value awards granted (time-based and performance-based)	768,625	753,473	740,920
Appreciation awards	—	—	—
Grants under 1997 Incentive Plan	768,625	753,473	740,920
Weighted-average Common Stock outstanding	112,203,913	126,106,256	146,920,713
Annual burn rate(1)	1.71%	1.49%	1.26%
(1)Annual burn rate is calculated as: (appreciation awards + full-value awards)/weighted-average Common Stock outstanding. For purposes of this calculation, shares subject to full-value awards are increased by a 2.5x volatility multiplier for each of years 2019–2021.

The Amended 1997 Incentive Plan Includes Compensation and Governance Best Practices

The Amended 1997 Incentive Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•Stockholder approval required for additional shares. The Amended 1997 Incentive Plan does not contain an annual “evergreen” provision. There is a fixed number of shares that can be issued pursuant to the Amended 1997 Incentive Plan, and stockholder approval is required to increase this number, which allows our stockholders to have direct input on the size of our equity compensation program.

•Double-trigger change of control treatment. The Amended 1997 Incentive Plan provides for double-trigger vesting acceleration with respect to equity awards (except equity awards that vest upon the attainment of specified performance objectives) so that awards become fully vested (and exercisable, if applicable) upon a change of control of the Company only if such awards are not assumed or continued, or substituted with a similar award, by the surviving or acquiring corporation, or in the event of the award holder’s involuntary termination upon or within two years following such change of control.

•Non-liberal change of control provisions. The definition of change of control in the Amended 1997 Incentive Plan requires the consummation of an actual transaction so that no change of control vesting acceleration benefits may occur without an actual change of control transaction occurring.

•Minimum vesting provision. The Amended 1997 Incentive Plan provides that full-value awards that vest based on an individual’s service with the Company will not vest any more rapidly than pro rata over a three-year period and that any full-value awards that vest based on the satisfaction of performance goals will not vest earlier than one year from the date of grant, subject to limited exceptions.

•Limit on non-employee director compensation. The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board with respect to any calendar year, including awards granted under the Amended 1997 Incentive Plan and cash fees paid by us to such non-employee director, will not exceed $600,000 in total value, calculating the value of any awards based on the grant date fair value of such awards for financial reporting purposes.

The essential features of the proposed Amended 1997 Incentive Plan are outlined below. The following summary description of the proposed Amended 1997 Incentive Plan is qualified in its entirety by reference to the full text of the Amended 1997 Incentive Plan that is attached to this Proxy Statement as Appendix I.

2022 Proxy Statement	53

PROPOSAL 2 — 1997 STOCK AWARD AND INCENTIVE PLAN (continued)
Description of the Amended 1997 Incentive Plan

General. The Amended 1997 Incentive Plan provides for the grant of restricted stock awards and other stock-based or cash-based awards (collectively, “awards”).

Administration. The Amended 1997 Incentive Plan is administered by the Compensation Committee (for purposes of this Proposal 2, the “Committee”). Subject to the terms of the Amended 1997 Incentive Plan, the Committee has the power to construe and interpret the Amended 1997 Incentive Plan, determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, and other terms and conditions with respect to each award. The Amended 1997 Incentive Plan provides that the Committee has the authority to accelerate the exercisability or vesting of any awards in its discretion, but only in the event of a participant’s death, Disability or Retirement, or upon a Change of Control (as such terms are defined in the Amended 1997 Incentive Plan), except that up to 10% of the shares reserved for issuance under the Amended 1997 Incentive Plan may be subject to awards that do not meet the preceding acceleration limitations. The Committee may delegate administrative duties to its members or agents, except that any award granted to a non-employee director will be granted by the Committee, without any such delegation.

Share Reserve and Adjustments. If the Amended 1997 Incentive Plan is approved by the stockholders, a total of 6,300,933 shares of Common Stock will be reserved for issuance under the Amended 1997 Incentive Plan pursuant to awards granted on or after the Amendment Date. The Company calls this number the “Share Reserve.” The Share Reserve will consist of (i) 4,502,220 shares that will be available for issuance as of the Amendment Date and (ii) 1,798,713 shares subject to awards outstanding under the Amended 1997 Incentive Plan as of the Amendment Date that may again become available for issuance pursuant to the terms of the Amended 1997 Incentive Plan (as described below), as such shares become available from time to time.

If, under the Amended 1997 Incentive Plan, the Company issues Common Stock pursuant to an award and the Common Stock is later forfeited, then the forfeited shares will again become available for issuance under the Amended 1997 Incentive Plan. However, in the case of forfeiture, cancellation, exchange, or surrender of shares of restricted stock with respect to which dividends have been paid or accrued, the number of shares with respect to such awards will not be available again for awards under the Amended 1997 Incentive Plan unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also forfeited, canceled, exchanged, or surrendered. Upon the exercise of any award granted in tandem with any other award, the related award will be canceled to the extent of the number of shares of Common Stock as to which the award is exercised and such number of shares will no longer be available for awards under the Amended 1997 Incentive Plan. Shares may be issued in connection with a merger or acquisition as permitted by the rules of the applicable securities exchange, and such issuance will not reduce the number of shares available for issuance under the Amended 1997 Incentive Plan.

To the extent there are any shares underlying awards that subsequently expire or terminate for any reason prior to exercise or settlement, that are forfeited because of a failure to vest, or that are reacquired or withheld to satisfy a tax withholding obligation in connection with an award, such shares of Common Stock will again become available for issuance under the Amended 1997 Incentive Plan. Any shares reacquired pursuant to the Company’s withholding obligations in connection with restricted stock or any other stock-based award shall again become available for issuance under the Amended 1997 Incentive Plan.

The Amended 1997 Incentive Plan provides that no more than 500,000 shares may be awarded to a single individual in a single calendar year.

Under the Amended 1997 Incentive Plan, in the event of certain changes to the Company’s capitalization (as described below), the Committee will appropriately and proportionately adjust, in its discretion: (i) the class(es) and maximum number of securities subject to the Amended 1997 Incentive Plan, (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to the annual per-participant (and per-covered employee, if applicable) limits, (iii) the class(es) and maximum number of securities issued or issuable with respect to outstanding awards, and (iv) the exercise price, grant price, or purchase price relating to any award.

The Committee shall make such adjustments upon any change that is made in, or other events that occur with respect to, the shares subject to the Amended 1997 Incentive Plan or subject to any award without the receipt of consideration by the Company, through stock dividend, dividend in property other than cash, liquidating dividend, recapitalization, reincorporation, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or change in corporate structure or other similar equity restructuring transaction, as that term is used in FASB ASC Topic 718.

2022 Proxy Statement	54

PROPOSAL 2 — 1997 STOCK AWARD AND INCENTIVE PLAN (continued)
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board with respect to any calendar year, including awards granted under the Amended 1997 Incentive Plan and cash fees paid by us to such non-employee director, will not exceed $600,000 in total value, calculating the value of any awards based on the grant date fair value of such awards for financial reporting purposes.

Eligibility. All of the Company’s employees, directors, and independent contractors, as well as those of the Company’s subsidiaries and affiliates, are eligible to receive all types of awards under the Amended 1997 Incentive Plan.

As of March 31, 2022, the Company (including its subsidiaries and affiliates) had a total population of 559 employees, 15 independent contractors, and seven non-employee directors, all of whom would be eligible to receive awards under the Amended 1997 Incentive Plan.

Restricted Stock Awards. Restricted stock awards may be granted under the Amended 1997 Incentive Plan pursuant to restricted stock award agreements. Under the Amended 1997 Incentive Plan, a restricted stock award may be granted in consideration for cash, check, bank draft, or money order payable to us, the recipient’s services performed for the Company or an affiliate of the Company, or any other form of legal consideration acceptable to the Committee. Shares of stock acquired under a restricted stock award may, but need not, be subject to forfeiture, restrictions on transferability and other restrictions in accordance with a vesting schedule as determined by the Committee. Such restrictions may include factors relating to the increase in the value of the Common Stock or to individual or Company performance, such as the attainment of certain specified individual or Company-wide performance goals or earnings per share. However, (i) any restrictions that may lapse on the basis of a participant’s service with the Company or its subsidiaries or affiliates will not lapse any more rapidly than pro rata over a three-year period, and any restrictions that may lapse on the basis of factors such as an increase in the value of the Common Stock or individual or Company performance will not lapse any earlier than one year following the date of grant of the restricted stock award, and (ii) the lapsing of any such restrictions may be accelerated only in the event of a participant’s death, Disability or Retirement, or upon a Change of Control (as such terms are defined in the Amended 1997 Incentive Plan), except that up to 10% of the shares reserved for issuance under the Amended 1997 Incentive Plan may be subject to awards that do not meet the preceding vesting or acceleration limitations. Except to the extent restricted under the restricted stock award agreement, a participant who is granted a restricted stock award will have all of the rights of a stockholder, including the right to vote the shares and the right to receive dividends. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of service with the Company or its subsidiaries or affiliates.

Stock Awards in Lieu of Cash Awards. The Committee is authorized to grant Common Stock under the Amended 1997 Incentive Plan to participants as a bonus, or to grant other awards in lieu of Company commitments to pay cash under other plans or compensatory arrangements, as determined by the Committee. The Committee has the discretion to determine the terms of any such awards. However, (i) any such award that vests on the basis of a participant’s service with the Company or its subsidiaries or affiliates will not vest any more rapidly than pro rata over a three-year period, and any such award that vests on the basis of performance will provide for a performance period of at least one year, and (ii) vesting may be accelerated only in the event of a participant’s death, Disability or Retirement, or upon a Change of Control (as such terms are defined in the Amended 1997 Incentive Plan), except that (a) up to 10% of the shares reserved for issuance under the Amended 1997 Incentive Plan may be subject to awards that do not meet the preceding vesting or acceleration limitations, and (b) any such award that is granted in lieu of compensation that has been earned by the participant and that is otherwise payable in cash will not be subject to the preceding vesting limitations.

Other Stock-Based or Cash-Based Awards. The Committee is authorized to grant other stock-based or cash-based awards under the Amended 1997 Incentive Plan. Such awards may be granted with value and payment contingent upon the Company’s performance or any other factors designated by the Committee, or valued by reference to the performance of specified subsidiaries or affiliates of the Company. However, (i) any other stock-based award which vests on the basis of a participant’s service with the Company or its subsidiaries or affiliates will not vest any more rapidly than pro rata over a three-year period, and any other stock-based award which vests on the basis of performance will provide for a performance period of at least one year, and (ii) vesting may be accelerated only in the event of a participant’s death, Disability or Retirement, or upon a Change of Control (as such terms are defined in the Amended 1997 Incentive Plan), except that up to 10% of the shares reserved for issuance under the Amended 1997 Incentive Plan may be subject to awards which do not meet the preceding vesting or acceleration limitations.

The Committee will determine the terms and conditions of such awards at the time of grant or thereafter (subject to the terms of the Amended 1997 Incentive Plan) and with respect to any such awards that are performance-based compensation, the Committee will set a period of time (a “performance period”) over which the attainment of one or more goals (the “performance objectives”) will be measured for the purpose of determining whether the participant has a vested right in or to such award. With respect to such awards, (i) any performance objectives for a particular calendar year will be established by the Committee, and (ii) the Committee will establish the performance objectives to be used, which will be based on one or more of the criteria (“performance criteria”) enumerated in the Amended 1997 Incentive Plan and described below.

2022 Proxy Statement	55

PROPOSAL 2 — 1997 STOCK AWARD AND INCENTIVE PLAN (continued)

Performance objectives under the Amended 1997 Incentive Plan will be determined by the Committee, based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes, and depreciation; (iii) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) net operating income (“NOI”); (xi) operating income after taxes; (xii) operating cash flow; (xiii) sales or revenue targets; (xiv) increases in revenue or product revenue; (xv) expenses and cost reduction goals; (xvi) economic value added (or an equivalent metric); (xvii) market share; (xviii) cash flow; (xix) cash flow per share; (xx) share price performance; (xxi) debt reduction; (xxii) customer satisfaction; (xxiii) stockholders’ equity; (xxiv) capital expenditures; (xxv) debt levels; (xxvi) operating margin or net operating margin; (xxvii) workforce diversity; (xxviii) growth of net income, operating income, or net earnings; (xxix) increase in funds from operations (“FFO”); (xxx) increase in FFO per share; (xxxi) liquidity; (xxxii) net debt to adjusted EBITDA; (xxxiii) fixed-charge coverage ratio; (xxxiv) percentage of annual rental revenue (“ARR”) from investment-grade and large cap tenants; (xxxv) same property NOI growth; (xxxvi) amount of RSF leased; (xxxvii) growth in ARR in Class A assets; (xxxviii) EBITDA margin; or (xxxix) the Company’s published ranking against its peer group of office real estate investment trusts based on total stockholder return, increase in FFO per share, and/or FFO current and forward multiples. At the discretion of the Committee, a performance measure not listed above may be utilized if it is considered relevant and important at the time of the award.

Performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or terms relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any award, the Committee is authorized to determine whether, when calculating the attainment of performance objectives for a certain performance period: (i) to exclude restructuring and/or other specific or objectively determinable nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar-denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance objectives and to define the manner of calculating the performance criteria it selects to use for a performance period.

Effect of a Change of Control. The following will occur with respect to awards (other than cash-based awards and awards that vest upon the attainment of specified performance objectives) granted under the Amended 1997 Incentive Plan in the event of a Change of Control (as defined in the Amended 1997 Incentive Plan). Any surviving corporation or acquiring corporation (or its parent company) may assume or continue any outstanding awards or may substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding awards. If the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any outstanding award or substitute a similar award for any outstanding award, then such award shall become fully vested (and exercisable, if applicable) effective as of the date of the Change of Control, contingent upon the closing or completion of the Change of Control. With respect to any award (other than any cash-based award and any award that vests upon the attainment of specified performance objectives) granted under the Amended 1997 Incentive Plan which does not become fully vested (and exercisable, if applicable) effective as of the date of a Change of Control, the following provisions shall apply in the event of an award holder’s Involuntary Termination (as defined in the Amended 1997 Incentive Plan) upon or within two years following a Change of Control: (i) any awards carrying a right to exercise shall become fully vested and exercisable; and (ii) any restrictions and forfeiture conditions applicable to any other awards granted will lapse and such awards will be deemed fully vested.

Transferability. Awards are not transferable by participants, except by will or the laws of descent and distribution. However, the Committee may permit transfers, in its discretion, in a manner consistent with applicable securities laws, provided that no awards may be transferred for consideration.

Duration, Amendment, and Termination. If the stockholders approve the Amended 1997 Incentive Plan, it will be effective as of the Amendment Date. The Board may suspend or terminate the Amended 1997 Incentive Plan without stockholder approval or ratification at any time. The Amended 1997 Incentive Plan will terminate on May 16, 2032, unless terminated sooner by the Board. The Board may amend or modify the Amended 1997 Incentive Plan at any time. However, no amendment will be effective unless approved by the stockholders to the extent stockholder approval is necessary to satisfy applicable law or applicable stock exchange listing requirements. Except with respect to amendments regarding Section 409A of the Code, no amendment may adversely affect any participant’s outstanding awards under the Amended 1997 Incentive Plan without the participant’s consent.

2022 Proxy Statement	56

PROPOSAL 2 — 1997 STOCK AWARD AND INCENTIVE PLAN (continued)
Federal Income Tax Information

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient depend on his or her particular situation, each recipient should consult his or her tax advisor regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended 1997 Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of the Company’s tax reporting obligations.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021:

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plan Approved by Stockholders – 1997 Incentive Plan(1)	—	—	2,556,301
(1)Subject to the terms of the 1997 Incentive Plan, as in effect on December 31, 2021, shares available for award purposes under the 1997 Incentive Plan may be used for any type of award authorized under that plan, including, without limitation, restricted stock and other stock-based awards, as defined in the 1997 Incentive Plan.

New Plan Benefits

We have not approved any awards that are conditioned on stockholder approval of the Amended 1997 Incentive Plan. The Company is unable to currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the Amended 1997 Incentive Plan. If the Amended 1997 Incentive Plan had been in existence in fiscal year 2021, the Company’s award grants for fiscal 2021 would not have been substantially different from those actually made in that year under the 1997 Incentive Plan.

Required Vote and Board’s Recommendation

The affirmative vote of a majority of the votes cast on the proposal is required for approval of Proposal 2. The Board believes that approval of Proposal 2 is in the Company’s best interests for the reasons stated above.

The Board unanimously recommends a vote FOR Proposal 2.

2022 Proxy Statement	57

PROPOSAL 3 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 added Section 14A to the Exchange Act, which requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. At our 2017 annual meeting of stockholders, the stockholders indicated their preference that we solicit this non-binding, advisory vote on the compensation of our NEOs every year. Since then, the Board has adopted a policy consistent with that preference.

This vote is advisory only, which means that the vote on executive compensation is not binding on the Company, the Board, or the Compensation Committee. However, both the Board and the Compensation Committee will consider and evaluate the results of the vote, together with feedback from stockholders. To the extent there is any significant vote against our NEO compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

The vote on this resolution is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation philosophy and decisions support our key business objectives of creating value for, and promoting the interests of, our stockholders.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement by casting a non-binding, advisory vote “FOR” the following resolution, which will be presented at the 2022 Annual Meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED by the stockholders of the Company.”

The affirmative vote of a majority of the votes cast on the matter at the 2022 Annual Meeting will be required to adopt the foregoing resolution.

The Board unanimously recommends a vote FOR Proposal 3.

2022 Proxy Statement	58

PROPOSAL 3 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION (continued)
Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has concluded that the level of NEO compensation for 2021 is fair, reasonable, and in the best interests of the Company and has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

COMPENSATION COMMITTEE
Steven R. Hash, Chair James P. Cain Richard H. Klein
Leadership Structure and the Roles of Our Named Executive Officers

In 2018, we separated the roles of Chairman and Chief Executive Officer when Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman. As full-time Executive Chairman, Mr. Marcus’s role includes, among other things: overall oversight of the Company’s executive management team, operational and risk management, financial and operating strategy, corporate brand, and mission; leadership development, talent management, and culture, with a particular emphasis on promoting diversity in leadership positions; the performance of the Company’s operational excellence initiatives; responsibility for strategic corporate and regional growth, including a five-year strategic growth framework through which the Company set a goal to double rental revenues by 2022 compared to 2017 (this goal was surpassed during the third quarter of 2021); oversight of the Company’s New York City regional strategic operations; leadership of the Company’s venture investment activity; the performance of the Company’s life science, agtech, and technology ecosystems’ development, growth, and thought leadership; and guidance of the Company’s corporate responsibility initiatives.

Company veterans Peter M. Moglia and Stephen A. Richardson continue to serve as Co-Chief Executive Officers reporting to Mr. Marcus and the Board. Mr. Moglia and Daniel J. Ryan continue to serve as Co-Chief Investment Officers. Mr. Ryan also continues to serve as Regional Market Director – San Diego. Mr. Shigenaga continues to serve as President and Chief Financial Officer. We refer to Messrs. Shigenaga and Ryan, as well as Hunter L. Kass and John H. Cunningham, together as our “Other NEOs.”

This section explains our executive compensation program for 2021 as it relates to our NEOs, described above.

Name	Tenure	Current Position
Joel S. Marcus	28	Executive Chairman and Founder
Peter M. Moglia	24	Co-Chief Executive Officer and Co-Chief Investment Officer
Stephen A. Richardson	22	Co-Chief Executive Officer
Dean A. Shigenaga	21	President and Chief Financial Officer
Daniel J. Ryan	19	Co-Chief Investment Officer and Regional Market Director – San Diego
Hunter L. Kass	4	Executive Vice President – Regional Market Director – Greater Boston
John H. Cunningham	15	Executive Vice President – Regional Market Director – New York City

2022 Proxy Statement	59

825 and 835 Industrial Road – Greater Stanford, San Francisco Bay Area

2022 Proxy Statement	60

COMPENSATION DISCUSSION AND ANALYSIS

We present our Compensation Discussion and Analysis in the following sections:

1.Executive Summary
In this section, we highlight our 2021 corporate performance, certain governance aspects of our executive compensation program, and our stockholder engagement efforts.	Page 62
2.Compensation Governance
In this section, we describe our executive compensation philosophy and process.	Page 66
3.Key Elements of the Compensation Program
In this section, we describe the material elements of our executive compensation program.	Page 69
4. 2021 Compensation Decisions
In this section, we provide an overview of our Compensation Committee’s executive compensation decisions for 2021 and certain actions taken after 2021 where discussion thereof may enhance the understanding of our executive compensation program.
Page 70
5.Other Compensation Policies
In this section, we summarize our other compensation policies and review the accounting and tax treatment of compensation and the relationship between our compensation program and risk.	Page 109

2022 Proxy Statement	61

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary

EXECUTIVE SUMMARY – WHY YOU SHOULD VOTE FOR OUR 2022 SAY-ON-PAY PROPOSAL

The Fundamental Principle That Drives Our Pay Decisions Is to Align Pay With Performance

● The experience, abilities, and commitment of our NEOs (whose tenures with the Company average 19 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability, growth in funds from operations (“FFO”) per share and net asset value (“NAV”), and creation of long-term stockholder value.

● Our total stockholder return (“TSR”) of 28.1%, 109.0%, and 130.1% for the one-, three-, and five-year periods ended December 31, 2021, respectively, significantly exceeded the average TSR of our nine peers and was higher than the TSR of various indices — including the FTSE Nareit Equity Office Index and the Russell 2000 Index.

● As described below, we also had strong year-over-year growth in FFO per share and NAV.
● The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company for the year in question and, as described below, that our executive compensation program is directly aligned with our corporate performance.

Pay-for-Performance Philosophy

The fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 19 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability, growth in FFO per share and NAV, and creation of long-term stockholder value. The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company for the year in question.

TSR
1 Year Ended		3 Years Ended		5 Years Ended		5/28/97 (IPO) through
12/31/21		12/31/21		12/31/21		12/31/21

S&P 500	28.7%	ARE	109.0%	S&P 500	133.4%	ARE	2,532.0%
ARE	28.1%	S&P 500	100.4%	ARE	130.1%	S&P 500	789.6%
FTSE	22.0%	Russell	72.9%	Russell	76.4%	Peers	735.1%
Peers	21.9%	FTSE	30.8%	Peers	30.3%	Russell	720.6%
Russell	14.8%	Peers	30.2%	FTSE	17.7%	FTSE	552.1%

ARE Percentile Ranking(1)

Peers	89%	FTSE	95%	FTSE	100%	FTSE	100%
FTSE	85%	Peers	89%	Peers	89%	Peers	100%
S&P 500	51%	S&P 500	63%	S&P 500	57%	S&P 500	73%

(1)Represents the percentile ranking of ARE’s TSR performance among the companies included in the FTSE Nareit Equity Office Index and our 2021 peer group.

ARE: Alexandria Real Estate Equities, Inc.			Russell: Russell 2000 Index
FTSE: FTSE Nareit Equity Office Index			S&P: S&P 500 Index
Peers: Our 2021 Peer Group
Source: S&P Global Market Intelligence, a part of S&P Global, Inc. | ©2022 | www.snl.com

2022 Proxy Statement	62

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
2021 Strategic Goals and Results

Our primary strategic goals for 2021 were part of a multiyear strategy to deliver significant achievements toward growth in FFO per share, NAV, and Common Stock dividends per share, which we believe has resulted in significant stockholder value, and were as follows:
•Solid operating performance from our core operating asset base, resulting in growth in total revenues, net operating income, and cash flows;
•Disciplined allocation of capital for the development and redevelopment of highly leased new Class A properties in urban innovation cluster submarkets with high barriers to entry, resulting in growth in total revenues, net operating income, and cash flows; and
•Disciplined management of our balance sheet, including further strengthening our long-term capital structure, extending the weighted-average remaining term of outstanding debt, laddering debt maturities, maintaining moderate balance sheet leverage, and maintaining a moderate level of a pipeline of new buildings through ground-up development and redevelopment.

Funds From Operations Per Share(1)	Net Asset Value Per Share(2)	Common Stock Dividends Per Share

Total Stockholder Return(3) Two Years Ended December 31, 2021

(1)Represents funds from operations per share – diluted, as adjusted. For information on the Company’s funds from operations, including definitions and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(2)Based on average net asset value estimates at the end of each year provided by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.
(3)Assumes reinvestment of dividends.

2022 Proxy Statement	63

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
Significant and Proactive Stockholder Engagement

Stockholder Engagement Process

A critical component of the Compensation Committee’s process continues to be its ongoing active engagement with our stockholders. In 2021, we continued our outreach efforts and proactively contacted stockholders holding, in aggregate, 75% of our Common Stock outstanding as of December 31, 2021. The Lead Director, who also serves as the Chair of our Compensation Committee, led these meetings. Additionally, in 2021, we held nearly 130 meetings with investors and analysts, covering a variety of topics, including business trends and strategy, key drivers of growth, ESG, corporate governance matters, our executive compensation program, and ways to enhance our disclosures.

We proactively reached out to	We held nearly
stockholders holding, in aggregate, 75% of our Common Stock	130 meetings with investors and analysts

covering a wide variety of topics, including business trends and strategy, key drivers of growth, ESG, corporate governance, and our executive compensation outstanding as of December 31, 2021

2021 SAY-ON-PAY VOTING RESULTS
The Compensation Committee determined to maintain the core structure of our overall executive compensation program for 2021, taking into account:
	✓	the strong support demonstrated by our stockholders on our say-on-pay proposal with respect to our 2020 NEO compensation;
In 2021, we received 93% of votes cast “FOR” our 2020 executive compensation program; in the last four years, we received approximately 93% (on average) of votes cast for our executive compensation program.
	✓	feedback from our stockholders indicating their hesitation to micromanage our business by insisting upon a rigid, formulaic approach for our Other NEOs; and
	✓	the significant changes made to our executive compensation program since 2013 as a result of stockholder engagement.

2022 Proxy Statement	64

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
Significant Changes to Our Executive Compensation Program as a Result of Stockholder Engagement

The following chart describes actions taken during the last several years as a result of our engagement with stockholders:

Category	Actions
Change-in-control vesting of equity awards	Changed from single-trigger vesting to double-trigger vesting of equity awards granted to all NEOs. All currently outstanding equity awards are subject to double-trigger vesting.

Annual incentive performance goals
Reduced the number of goals and made them more formulaic for the Executive Chairman and Co-CEOs, and since 2020, incorporated environmental and sustainability performance measures. For a further description, see “Corporate Performance Component of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards” on page 72.

Disclosure of annual incentive corporate performance goals	Disclosed weighting, goals, and actual performance for the Executive Chairman’s and the Co-CEOs’ annual cash incentive awards; see pages 72–77.

Disclosure of long-term incentive (“LTI”) award for performance goals related to FFO per share
Specific metrics for FFO per share will continue to be disclosed at the end of each performance period and are included below for the grant made to Mr. Marcus in 2019. We believe that disclosure of such metrics during a three-year performance period would be inappropriate since most REITs provide only annual guidance for FFO per share.

Disclosure of NEO compensation program	In addition to disclosures made for the Executive Chairman and Co-CEOs, disclosed key performance considerations underlying compensation awarded to the Other NEOs; see discussion starting on page 90.

Performance-based LTI program for all NEOs
Adopted a performance program whereby each NEO receives an annual LTI award, 50% of which is eligible to vest upon achievement of TSR on a relative basis compared to the constituents of the FTSE Nareit Equity Office Index and 50% of which is eligible to vest upon achievement of TSR on an absolute basis over a three-year performance period. The shares subject to each award are also subject to a one-year holding period after vesting.

Positive Feedback From Stockholders

For our Other NEOs, the Compensation Committee utilizes a holistic approach to annual incentive compensation. The Compensation Committee has, however, continued to consider a more formulaic approach to annual incentive compensation. The Chair of our Compensation Committee has specifically discussed the existing holistic approach with stockholders during our extensive stockholder outreach program. The feedback from stockholders consisted of the following:

•Support for our current compensation program;
•Hesitation to micromanage our business by insisting upon a rigid, formulaic approach; and
•Support for our Compensation Committee’s structuring of our executive compensation program in a manner it believes to be in the best interests of the Company.

We have also received the following positive feedback from stockholders during our ongoing engagement efforts:

•Praise for our stockholder engagement efforts and the changes to our compensation program made as a result of such engagement;
•Praise for our leadership expansion and retention of key personnel, including our NEOs;
•Appreciation for our enhanced disclosures, which we have maintained and expanded in this Proxy Statement;
•Support for our emphasis on long-term performance-based compensation;
•Support for our corporate responsibility efforts and related disclosures; and
•Appreciation for our leadership in ESG.

2022 Proxy Statement	65

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Compensation Governance

Our Compensation Committee

The Compensation Committee consists of three independent directors, Messrs. Hash (Chair), Cain, and Klein. The Compensation Committee administers our executive compensation program and is responsible for reviewing and approving our compensation policies and the compensation paid to our NEOs and other executive officers. The Compensation Committee has incorporated the following market-leading governance features into our executive compensation program:

☑	Stockholder-Friendly Practices We Follow	☒	Stockholder-Unfriendly Practices We Avoid
✓	Maintain a cap on both short-term and long-term incentive compensation payments	☒	Guaranteed bonuses
✓	Impose a one-year, post-vesting holding period on certain long-term incentive awards	☒	Excessive perquisites
✓	Include a “double-trigger” change-in-control provision in all equity awards granted to NEOs	☒	Excessive change-in-control or severance payments
✓	Maintain robust director and senior officer stock ownership guidelines	☒	Tax gross-up payments
✓	Maintain hedging and clawback policy	☒	Unrestricted pledging of the Company’s shares
✓	Conduct an annual say-on-pay vote	☒	Hedging or derivative transactions involving the Company’s shares
✓	Mitigate inappropriate risk-taking

Compensation Philosophy

The fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 19 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability; growth in FFO per share and NAV, and Common Stock dividends per share; and creation of long-term stockholder value. The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company and the performance of the individual for the year in question.

The Compensation Committee believes that our compensation program:

CREATES	ENSURES	SETS	DISTINGUISHES	ALIGNS	REWARDS

incentives for management to support our key business objectives	a prudent use of equity	rigorous performance goals	between short- and long-term time horizons and objectives	pay with performance	our NEOs for accomplishments

Consistent with the Compensation Committee’s pay-for-performance philosophy, the Compensation Committee considers the Company’s financial and operational performance, each NEO’s achievement of predetermined individual performance measures, and market conditions when determining executive compensation. For 2021, the Compensation Committee used a disciplined approach for determining each NEO’s compensation, based on the following general principles:

•Base salary should generally be an important but relatively small portion of total compensation;
•Annual cash incentive awards should be performance-based;
•At least 50% of total annual compensation should be “at risk” compensation in the form of equity in order to align a significant amount of compensation with the interests of the Company’s stockholders;
•A portion of each NEO’s equity compensation should include long-term incentive awards that vest solely upon the achievement of performance conditions; and
•Each NEO’s total compensation should include an evaluation of the officer’s individual performance, position, tenure with the Company, experience, expertise, leadership, management capability, and contribution to profitability, growth in FFO per share and NAV, Common Stock dividends per share, and long-term stockholder value.

2022 Proxy Statement	66

COMPENSATION DISCUSSION AND ANALYSIS (continued)
As described above, for our Other NEOs, the Compensation Committee has continued to consider a more formulaic approach to annual incentive compensation. The Chair of our Compensation Committee has specifically discussed the existing holistic approach with stockholders during our extensive stockholder outreach program. The feedback from stockholders consisted of the following:

•Support for our current compensation program;
•Hesitation to micromanage our business by insisting upon a rigid, formulaic approach; and
•Support for our Compensation Committee’s structuring of our executive compensation program in a manner it believes to be in the best interests of the Company.

For 2021, our Compensation Committee continued to take the same comprehensive and holistic approach that has been successful and that it believes has led to retaining the team of NEOs with significant tenure with the Company who have been and will continue to be critical to our long-term success.

The key attributes of this approach are as follows:

•Holistic review — The Compensation Committee performs a holistic review of each NEO’s performance and does not assign specific weights to any particular factor.
•Reflection of corporate and individual performance — Compensation is not based on a rigid formula, but rather reflects individual and corporate performance; each NEO’s total annual compensation varies with our performance for the year in question.
•Effective retention — Each NEO has unique skills in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries. These skills are easily transferable to a variety of direct competitors, as well as others. However, our NEOs’ tenures with the Company average 19 years, which our Compensation Committee attributes, in part, to an effective executive compensation program.

Role of the Compensation Consultant
The Company continued in 2021 to engage FTI, an external compensation consultant that specializes in the real estate industry and has been engaged by the Company for several years, to review our executive compensation program and, if appropriate, to recommend changes to ensure a fair, reasonable, and balanced compensation program for our NEOs that motivates and rewards performance while closely aligning the interests of our NEOs with those of our stockholders. FTI also reviewed the Company’s disclosure of various compensation and benefits payable to each NEO upon certain termination events and provided compensation data and recommendations to the Board. The Compensation Committee has considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to FTI’s work. The Compensation Committee determined, based on its analysis of these factors, that the work of FTI, and the individual compensation advisors employed by FTI as compensation consultants, does not create any conflict of interest.
Role of Our Named Executive Officers
Mr. Marcus reviews in depth the performance of our Co-CEOs and the Other NEOs with the Compensation Committee and makes compensation recommendations to the Compensation Committee for its review and final determination. The NEOs and the Company’s finance and talent management teams provide market and Company-specific information to the Compensation Committee that is used in determining each NEO’s compensation in light of the Company’s relative and absolute performance and individual contributions.

2022 Proxy Statement	67

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Peer Analysis

2021 Peer Group

The Compensation Committee gathers and reviews information about the compensation program and processes of other publicly traded REITs as an informal “market check” of compensation practices, salary levels, and target incentive levels. In reviewing this information, the Compensation Committee considers whether its compensation decisions are consistent with market practices. The Compensation Committee evaluates compensation primarily on the corporate objectives discussed above under “Compensation Philosophy” on page 66, with a comparison to peers being just one of the factors considered.

In selecting a peer group, the Compensation Committee focused first on our direct competitors, which are the REITs that own office/laboratory properties. Because we only had four direct competitors in our complex real estate asset class, the Compensation Committee next added REITs with which we compete for talent, acquisitions, and tenants, and whose total assets, total revenues, and equity capitalization are generally no less than 0.5 times and generally no greater than 2.5 times ours. Our peer group for 2021 (our “2021 Peer Group”) consisted of the following companies:

●	Boston Properties, Inc.*^	●	Hudson Pacific Properties, Inc.**	●	Prologis, Inc.**^
●	Douglas Emmett, Inc.**	●	Kilroy Realty Corporation*	●	SL Green Realty Corp.**
●	Healthpeak Properties, Inc.*^	●	Paramount Group, Inc.**	●	Ventas, Inc.*^
*    Direct competitor (peer company that owns office/laboratory properties).
**    Indirect competitor (peer company with which we compete for talent, acquisitions, and tenants).
^    S&P 500 REIT.

2021 Alexandria Rankings Relative to Our 2021 Peer Group

0
20
40
60
80
100
Total Assets (1)
89th Percentile
Total Revenues (2)
67th Percentile
Equity Capitalization (1)
89th Percentile
FFO Per Share, as Adjusted (3-Year Growth) (3) (4)
89th Percentile
FFO Per Share, as Adjusted (Multiple) (2) (4)
89th Percentile
Adjusted EBITDA Margin (2) (4)
89th Percentile
Cash Same Property NOI Growth (4)
89th Percentile
Investment-Grade Tenants Among Top 10 Tenants (5)
100th Percentile
= Alexandria's position

Three-year average NEO total compensation percentile ranking within our 2021 Peer Group(6) (compensation of 4 out of 9 peers is consistent with or exceeds Alexandria’s)	56%
(1)As of December 31, 2021.
(2)For the year ended December 31, 2021.
(3)Represents the year ended December 31, 2021, compared to the year ended December 31, 2018.
(4)For information on the Company’s definitions and a reconciliation from the most directly comparable GAAP measures, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(5)Based on top 10 tenants that are investment-grade or publicly traded large cap companies, as reported by the Company and each company in our 2021 Peer Group as of December 31, 2021. Excludes Douglas Emmett, Inc., which does not disclose its top 10 tenants.
(6)Represents 2021 total compensation for Alexandria and 2020 total compensation for our peer group, the most recently publicly available information at the time of publishing of our 2022 proxy statement. In addition, it assumes that compensation within 5% is consistent with Alexandria’s compensation.

2022 Proxy Statement	68

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Key Elements of the Compensation Program

Our executive compensation program consists of three principal components, summarized in the table below, that we believe together emphasize long-term performance and creation of long-term stockholder value. The percentages in the table below reflect the actual cash incentives paid and the grant date fair value of equity awards, in each case as reported in our “Summary Compensation Table” for 2021 on page 111.

Compensation		What We Pay		Why We Pay It

FIXED	Short-Term	Base Salary	●	The Compensation Committee views base salary as the fixed compensation that is paid for ongoing performance throughout the year and that is required to attract, retain, and motivate Company executives.
			●	The base salaries of our NEOs are determined in consideration of their position, responsibilities, personal expertise, and experience, as well as the prevailing base salaries at the Company and elsewhere for similar positions.
			●	NEOs are eligible for periodic increases in their base salary as a result of Company performance and the performance of the NEOs, including leadership, contribution to Company goals, and stability of operations.

AT-RISK	Mid-Term	Annual Cash Incentive Awards[1]	●	Annual cash incentives for NEOs reflect the Compensation Committee’s belief that a significant portion of the annual compensation of each NEO should be “at risk” and therefore contingent upon the performance of the Company, as well as the individual contribution of each NEO.

			●	Annual cash incentives further align NEOs’ interests with those of stockholders and help the Company attract, retain, and motivate executive talent.
			●	Annual cash incentives awarded to Executive Chairman and Co-CEOs are subject to a maximum of 225% and Other NEOs to a maximum of 300% of their respective base salaries.
	Long-Term	Restricted Stock Awards	●	Equity compensation is designed to align the interests of NEOs and other employees with the interests of stockholders through growth in the value of the Company’s Common Stock.
			●	As determined by the Compensation Committee, the Company awards restricted stock as long-term incentives to motivate, reward, and retain NEOs and other employees.
			●	Restricted stock awards are utilized because their ultimate value depends on the performance of the Company’s future stock price, which provides motivation through variable “at risk” compensation and direct alignment with stockholders.
			●	A portion of each NEO’s compensation includes long-term incentive awards that vest solely upon the achievement of performance conditions.
			●	Regular long-term equity grants ensure competitive compensation opportunities.
(1)Refer to “Summary Compensation Table” on page 111 for the detail of each NEO’s annual cash incentive award.

= Executive Chairman and Co-CEOs
= Other NEOs

2022 Proxy Statement	69

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2021 Compensation Decisions

Base Salaries

The base salary for each NEO is determined by the Compensation Committee. The Compensation Committee decides whether to adjust compensation based on a wide range of factors relating to both Company and individual performance. For 2021, the Compensation Committee approved the following base salaries:

Name	Position	2021 Base Salary	2020 Base Salary	% Increase(1)
Joel S. Marcus	Executive Chairman and Founder	$1,105,000	$1,080,000	2.3%
Peter M. Moglia	Co-Chief Executive Officer and Co-Chief Investment Officer	$690,000	$675,000	2.2%
Stephen A. Richardson	Co-Chief Executive Officer	$690,000	$675,000	2.2%
Dean A. Shigenaga	President and Chief Financial Officer	$655,000	$640,000	2.3%
Daniel J. Ryan	Co-Chief Investment Officer and Regional Market Director – San Diego	$650,000	$635,000	2.4%
Hunter L. Kass	Executive Vice President – Regional Market Director – Greater Boston	$500,000	N/A(2)	N/A(2)
John H. Cunningham	Executive Vice President – Regional Market Director – New York City	$535,000	$525,000	1.9%

(1)Base salary increase reflected cost-of-living adjustment.
(2)Mr. Kass became an NEO in 2021.

400 Dexter Avenue North, Lake Union, Seattle

2022 Proxy Statement	70

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Annual Cash Incentive Awards for Executive Chairman and Co-CEOs

Structure and Target Value of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards

The annual cash incentive awards for Messrs. Marcus, Moglia, and Richardson are based upon achievement of predetermined corporate and individual goals, where 48% of their annual cash incentive award is based upon the achievement of predetermined corporate performance measures, 12% is based upon the achievement of predetermined environmental and sustainability goals, and 40% is based upon the achievement of predetermined individual performance measures. The Compensation Committee believes this mix is appropriate because it balances the teamwork and common purpose necessary to maximize corporate success while motivating each executive to achieve the individual objectives appropriate for their respective positions, as described in more detail below. Annual cash incentives awarded to our Executive Chairman and Co-CEOs are subject to a maximum of 225% of their respective base salaries. For 2021, Messrs. Marcus, Moglia, and Richardson were eligible for the following threshold, target, and maximum percentages of their base salaries:

		Amount of 2021 Cash Incentive Award

Level	Percentage of Base Salary	Mr. Marcus	Mr. Moglia	Mr. Richardson
Threshold	75%	$828,750	$517,500	$517,500
Target	150%	$1,657,500	$1,035,000	$1,035,000
Maximum	225%	$2,486,250	$1,552,500	$1,552,500

In comparison to the target annual incentive award (as a percentage of base salary) for each CEO within our 2021 Peer Group, the target bonus amounts for our Executive Chairman and Co-CEOs are below the average and median of CEOs of companies in our 2021 Peer Group, as disclosed in proxy statements filed by the peer companies in 2021:

Company	Target as a Percentage of Base Salary	Target Bonus	Max as a Percentage of Base Salary	Max Bonus
Boston Properties, Inc.	261%	$2,350,000	392%	$3,525,000
Kilroy Realty Corporation	245%	$3,000,000	367%	$4,500,000
Ventas, Inc.	200%	$2,150,000	360%	$3,870,000
SL Green Realty Corp.	200%	$2,500,000	300%	$3,750,000
Healthpeak Properties, Inc.	200%	$2,300,000	300%	$3,450,000
Hudson Pacific Properties, Inc.	175%	$1,662,500	225%	$2,137,500
Paramount Group, Inc.	150%	$1,650,000	225%	$2,475,000
Prologis, Inc.	150%	$1,500,000	300%	$3,000,000
Douglas Emmett, Inc.	N/A(1)	N/A(1)	N/A(1)	N/A(1)

Average (excluding Alexandria)	198%	$2,139,063	309%	$3,338,438
50th Percentile (excluding Alexandria)	200%	$2,225,000	300%	$3,487,500

(1)Not disclosed by company and therefore excluded from average and median.

2022 Proxy Statement	71

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Corporate Performance Component of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards

Messrs. Marcus’s, Moglia’s, and Richardson’s employment agreements provide that each is eligible to receive an annual cash incentive award, 60% of which is payable based upon the achievement of rigorous annual corporate performance criteria established by the Compensation Committee (such portion of the annual cash incentive award, the “Corporate Performance Component”). For 2021, the Compensation Committee determined that, with respect to the Corporate Performance Component of Messrs. Marcus’s, Moglia’s, and Richardson’s annual cash incentive awards, (i) 80% would be based on the achievement of predetermined rigorous corporate performance measures, weighted 50% toward balance sheet management goals and 50% toward profitability and NAV-related goals, and (ii) 20% would be based on the achievement of predetermined environmental and sustainability goals. The following section focuses on the predetermined corporate performance measures, and the section thereafter focuses on the predetermined environmental and sustainability goals.

2021 Corporate Performance Measures: Balance Sheet Management Goals and Profitability and NAV-Related Goals

The corporate performance measures for each category were established based upon a comprehensive review of the Company’s strong multiyear financial and operating performance and 2021 budgets. The 2021 corporate performance goals set by the Compensation Committee included annual balance sheet management, profitability, and NAV-related goals. In setting the threshold, target, and maximum achievement levels for each 2021 corporate performance goal, the Compensation Committee considered, among other things, the Company’s historical performance against the achievement levels previously set for each annual cash incentive award metric, the importance of setting rigorous target achievement levels that meaningfully align with our key business objectives, and our 2021 Peer Group’s relative performance, as compared to the Company’s performance, in 2020 with respect to each annual cash incentive award metric. As shown in the tables on the subsequent pages, the Company was generally required to perform at or above our peer companies’ median performance in 2020 in order for Messrs. Marcus, Moglia, and Richardson to earn a payout at the target achievement level.

Ultimately, the Compensation Committee decided to set the target achievement levels for the 2021 corporate performance goals as described in the following pages for the reasons below:

•Messrs. Marcus, Moglia, and Richardson, as well as our Other NEOs, have continued to consistently generate strong operating and financial year-over-year performance on behalf of the Company, so the Compensation Committee decided to continue setting rigorous yet attainable goals that properly incentivize the achievement of this high level of performance year after year.

•The Compensation Committee’s holistic view of the annual cash incentive award metrics, as well as its strong understanding of how these metrics operate in the aggregate to contribute to both strong financial and operating performance and long-term TSR performance, led the Compensation Committee to conclude that the target achievement level for each performance goal was not only rigorous, but also directly aligned with our key business objectives and thus stockholder value creation.

•The 2021 corporate performance goals were based, in part, on the following general principles:

•Recognition of consistently strong long-term performance as opposed to strong growth following periods of significant decline in performance;

•Recognition that many other qualitative goals for each NEO also contribute to both strong financial and operating performance and long-term TSR performance (such as the environmental and corporate responsibility initiatives included in our strategic core business verticals disclosed on pages 4–20); and

•Alignment with strategic goal of maintaining attractive long-term cost of capital to support strategic long-term growth.

2022 Proxy Statement	72

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2021 Balance Sheet Management Goals

The 2021 balance sheet management goals established by the Compensation Committee were strategically aligned with the following objectives:

•Liquidity, net debt to Adjusted EBITDA, fixed-charge coverage ratio, and appropriate execution of capital plan represent key credit considerations for our overall credit ratings from Moody’s Investors Service and S&P Global Ratings; and

•Balance sheet management goals are generally based upon December 31, and therefore, goals reflect flexibility to accommodate strategic decisions that may temporarily impact goals based upon a very narrow point in time. For example, an important real estate acquisition may arise late in the calendar year, and although the acquisition may be strategic and focused on generating long-term value, the timing of the real estate acquisition may result in slight temporary adjustments to our balance sheet metrics with no change in our long-term balance sheet management goals.

The following table reflects the threshold, target, and maximum achievement levels established by the Compensation Committee, as well as the relative weighting and actual achievement of each of our 2021 balance sheet management goals. Despite the widespread economic and financial stress caused by the COVID-19 pandemic, the Compensation Committee set 2021 goals above our peer companies’ median performance in 2020, as reflected in the following table:

Alexandria’s Actual 2021 Performance

Peers’ 2020 Median Performance
(Target Achievement Level Above Peer Median Performance)

(1)This goal was based upon the strategy to maintain a range of liquidity from one to two years primarily to fund construction and normal debt maturities.
(2)These goals were established to drive improvement in the Company’s credit profile. Net debt to Adjusted EBITDA is calculated using the lower of the three months ended December 31, 2021, annualized, or trailing twelve months. Fixed-charge coverage ratio is calculated using the higher of the three months ended December 31, 2021, annualized, or trailing twelve months.
(3)This goal provided the Compensation Committee discretion to evaluate how well the executives executed strategic capital decisions through December 31, 2021, taking into consideration appropriate adjustment in strategy to address changes in the financial and debt and equity capital markets, including the balance of pricing, tenure, capital structure, long-term capital alternatives, and maturity profile. For information regarding each executive’s achievement of this goal in 2021, refer to discussion below under “Goal: Raising capital and further strengthening our long-term capital structure” on page 88.

2022 Proxy Statement	73

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2021 Profitability and NAV-Related Goals

Profitability and NAV-related goals are specific to each performance year and therefore will vary from year to year. Key considerations each year include, among others, key leasing to high-quality tenants, some of which may not be investment-grade rated, occupancy and temporary vacancy during the year related to re-tenanting space, and the volume of contractual lease expirations at the beginning of each year. We also consider the consistency of profitability and NAV-related goals over time as opposed to strong growth after periods of significant decline in profitability and NAV.

The 2021 profitability and NAV-related goals established by the Compensation Committee were strategically aligned with the following objectives:

•Recognition that our NEOs have achieved strong operating and financial performance over multiple years, as opposed to outperformance following years of underperformance, and recognition of the need for flexibility to accommodate short-term changes without impacting long-term goals (for example, our tenant roster remains an industry-leading tenant roster, and from time to time, we anticipate a short-term slight reduction in investment-grade tenants);

•High-quality and stable cash flows from a REIT industry-leading, high-quality tenant roster with 51% of annual rental revenue from investment-grade or large equity cap entities as of December 31, 2021;

•Consistency of net operating income growth over multiple years, as opposed to strong growth in one year following periods of significant decline in growth;

•Leasing volume to support continued growth in net operating income, stability of cash flows, and 10-year average occupancy of 96% as of each December 31 for the last 10 years;

•Adjusted EBITDA margin for the Company that ranks among the top of our 2021 Peer Group and is consistent with the strength of our credit profile; and

•Flexibility in a particular year while maintaining a strong long-term Adjusted EBITDA margin (see our relative ranking among our 2021 Peer Group on page 68).

As discussed above, a critical component of the Compensation Committee’s process continues to be maintaining active ongoing engagement with our stockholders. In early 2022, in its evaluation of annual corporate performance criteria related to our Executive Chairman’s and Co-CEOs’ annual cash incentive awards for performance year 2022, the Compensation Committee considered the feedback received from our stockholder outreach discussions in 2021. As a result, the Compensation Committee refined certain profitability and NAV-related performance goals for 2022 to avoid potential duplication of the performance goals while maintaining a formulaic approach to the revised components. We will disclose the revised goals in our 2023 proxy statement, as we believe that providing disclosures before the end of the performance period would be competitively harmful.

2022 Proxy Statement	74

COMPENSATION DISCUSSION AND ANALYSIS (continued)
The following table reflects the threshold, target, and maximum achievement levels established by the Compensation Committee, as well as the relative weighting and actual achievement of each of our 2021 profitability and NAV-related goals. The Compensation Committee set 2021 goals above our peer companies’ median performance in 2020, as reflected in the following table:

Alexandria’s Actual 2021 Performance

Peers’ 2020 Median Performance
(Target Achievement Level Above Peer Median Performance)

Relative Weighting	2021 Corporate Performance Metric		Threshold	Target	Maximum	
Profitability and NAV-Related Goals 24%	4.8%	Percentage of Total Annual Rental Revenue from Investment-Grade or Large Cap (Public or Private) Tenants[(1)(2)]	Not Disclosed[(1)]	37%	41%	45%	51%
	4.8%	Net Operating Income Growth	-6.8%	3%	5%	7%	10.0%
	2.4%	Same Property NOI Growth[(1)]	Not Disclosed[(1)]	0%	1%	2%	4.2%
	2.4%	Same Property NOI Growth (Cash)	0%	2%	3%	4%	7.1%
	4.8%	Amount of RSF Leased[(1)(3)]	Not Disclosed[(1)]	2.0M	2.375M	2.75M	9.5M
	4.8%	Adjusted EBITDA Margin	57%	59%	62%	65%	71%

(1)This metric is not disclosed by peers, and therefore our peers’ 2020 median performance is not provided.
(2)These goals were established based upon maintaining a REIT industry-leading percentage. Investment-grade or publicly traded large cap tenants represent tenants that are investment-grade or publicly traded companies with an average daily market capitalization greater than $10 billion for the twelve months ended December 31, 2021, as reported by Bloomberg Professional Services.
(3)The maximum goal of >2.750 million RSF leased reflected the minimal contractual lease expirations in 2021 of 1.9 million RSF as of the beginning of 2021 and limited space to lease related to new Class A buildings that were under construction as of the beginning of 2021.

2022 Proxy Statement	75

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2021 Environmental and Sustainability Performance Goals

As discussed above, the remaining 20% of the Corporate Performance Component of Messrs. Marcus’s, Moglia’s, and Richardson’s 2021 annual cash incentive awards is based on the achievement of predetermined environmental and sustainability goals. Specifically, our Compensation Committee established the following goals for these NEOs’ 2021 annual cash incentive awards, which were designed to further our sustainability mission of making a positive impact on society by developing and operating efficient buildings, managing climate risk, and advancing human health and nutrition.

	2021 Environmental and Sustainability Performance Metric	Alexandria’s Actual 2021 Performance

	Continued pursuit of LEED certification for new Class A development and redevelopment properties	In our portfolio of 414 properties held as of December 31, 2021, we increased the number of properties certified or pursuing LEED certifications by 22% during 2021.

Continued progress on overall 2025 quantitative environmental goals, as outlined in the Company’s 2020 Environmental, Social & Governance Report, with a focus on the management of carbon emissions, energy consumption, potable water usage, and waste diversion

We are on pace to reach our 2025 environmental goals for carbon emissions, energy consumption, potable water usage, and waste diversion. As of December 31, 2021, for buildings in operation, we reduced like-for-like carbon emissions by 19.5%, energy consumption by 19.4%, and potable water usage by 23.1% relative to a 2015 baseline, and achieved a 48.1% waste diversion rate in 2021. For more detail, see the “2025 Goals and Progress for Buildings in Operation” chart on page 11. Environmental data for fiscal year 2021 in the aforementioned chart received independent limited assurance from DNV Business Assurance USA, Inc.

Environmental and Sustainability Goals

We achieved the following in our 2021 GRESB Real Estate Assessment: (i) Global Sector Leader and a 5 Star rating — GRESB’s highest rating — in the Diversified Listed sector for buildings in development, (ii) #2 ranking in the U.S. in the Science & Technology sector for buildings in operation, and (iii) our fourth consecutive “A” disclosure score.

We received an ESG Rating of “A” from MSCI as a result of our continued advancement of green building opportunities, talent management programs, and below-industry-average turnover rate, among other achievements. Our MSCI ESG Rating of “A” is in the top 10% among all publicly traded U.S. equity REITs.

325 Binney Street, on our Alexandria Center at One Kendall Square mega campus in Cambridge, is expected to yield a 95% reduction in fossil fuel consumption. The project is targeting LEED Platinum Core & Shell and LEED Zero Energy certifications. 100% of the building’s electricity consumption will be powered by on- and off-site renewable energy.

685 Gateway Boulevard, on our Alexandria Technology Center® – Gateway mega campus in South San Francisco, is on pace to achieve Zero Energy Certification from the International Living Future Institute. Upon certification, it will be one of approximately 80 Zero Energy certified projects in the world.

We began the development of science-based targets for emissions reduction and a strategy for renewable electricity and progressed on the analysis of our climate-related risk.

Continued pursuit of Fitwel and WELL certifications for healthy buildings, which recognize industry-leading approaches to the health, wellness, and productivity of the Company’s employees and tenants in the workplace
In our portfolio of 414 properties held as of December 31, 2021, we increased the number of properties certified or pursuing Fitwel and WELL certifications by 59% and 33%, respectively, during 2021.

Based on its assessment of the achievements summarized in the table above, in early 2022 our Compensation Committee determined that Messrs. Marcus, Moglia, and Richardson had earned 225% of the target level of the environmental and sustainability metric of their 2021 annual cash incentive awards.

2022 Proxy Statement	76

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2021 Cash Incentive Award Decisions for Messrs. Marcus, Moglia, and Richardson

As discussed above, the Company has delivered strong multiyear operating and financial performance, including in 2021. Our TSR of 28.1%, 109.0%, and 130.1% for the one-, three-, and five-year periods ended December 31, 2021, respectively, significantly exceeded the average TSR of our nine peers and was higher than the TSR of various indices — including the FTSE Nareit Equity Office Index and the Russell 2000 Index. See page 63 for more information.

Due to the continued strong operating and financial performance in 2021, the achievement of the corporate performance goals at the maximum level for all 10 goals, the significant achievement of the environmental and sustainability performance goals discussed above, and the continued strong individual performance of Messrs. Marcus, Moglia, and Richardson in 2021, as discussed below, which resulted in each NEO earning the maximum achievement level with respect to the individual performance component of their respective 2021 annual cash incentive awards, the Compensation Committee awarded Mr. Marcus an annual cash incentive award of $2,486,250 and Messrs. Moglia and Richardson each an annual cash incentive award of $1,552,500.

Individual Performance Component of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards

Messrs. Marcus’s, Moglia’s, and Richardson’s employment agreements also provide that 40% of each of their annual cash incentive awards be based upon the achievement of predetermined individual performance measures, which are to be established each year by the Compensation Committee. As described further below, the Compensation Committee established individual goals for these NEOs for 2021 that align with the Company’s key business objectives of creating value for, and promoting the interests of, our stockholders.

2022 Proxy Statement	77

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Proxy Statement	78

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Proxy Statement	79

COMPENSATION DISCUSSION AND ANALYSIS (continued)

(1)Represents total equity capitalization for all publicly traded U.S. REITs, from Bloomberg Professional Services as of December 31, 2021. Alexandria’s total equity capitalization is calculated using shares outstanding and the closing stock price as of December 31, 2021.

2022 Proxy Statement	80

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Proxy Statement	81

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Proxy Statement	82

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Proxy Statement	83

COMPENSATION DISCUSSION AND ANALYSIS (continued)
(1)Source: Barron’s, “10 Real Estate Companies That Are Both Greener and More Profitable,” February 19, 2022.

2022 Proxy Statement	84

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Marcus’s 2021 Goals and Assessment of 2021 Performance

The 2021 individual goals established for Mr. Marcus by the Compensation Committee focused on key leadership in the continued pursuit of maximizing long-term stockholder value. The performance goals established for Mr. Marcus in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Direct the long-term strategy of the Company and oversee strategic business matters
Mr. Marcus led the execution of the following initiatives focused on the long-term strategy of the Company:

•Development of a five-year strategic growth framework through which the Company met and surpassed its goal to double annual rental revenues by 2022, compared to 2017, during the annualized three months ended September 30, 2021.
•Increase in the Company’s total asset base from 29.6 million SF in 2017 to 67.0 million SF in 2021.
•Issuance in 2021 of unsecured senior notes aggregating $1.75 billion with a weighted-average interest rate of 2.51%, representing the largest bond offering in Company history at the time of issuance.
•Achievement of the highest annual leasing volume in Company history in 2021, or approximately double the annual leasing volume of any of the past several years, driven by historic demand for Alexandria’s world-class lab space.
•Deepening of the strategic relationship with Moderna, which led to over 1 million RSF leased during 2021, including the largest life science lease in Company history at 325 Binney Street aggregating 462,100 RSF and long-term renewals aggregating 683,513 RSF at three existing strategic locations in the Greater Boston market.
•Oversight of strategic growth initiatives in each region, including Greater Boston, the San Francisco Bay Area, New York City, San Diego, Seattle, Maryland, and Research Triangle; oversight of the Company’s New York City regional strategic operations and expansion.
•Execution of the strategic agtech business initiative and the expansion of the Alexandria Center® for AgTech – Research Triangle, the state-of-the-art, fully integrated, multi-tenant, amenity-rich agtech R&D and greenhouse campus.
•Achievement of growth in our highly leased value-creation pipeline of current and near-term projects that are under construction or that will commence construction over the next six quarters, which is expected to generate greater than $610 million of incremental annual rental revenue, primarily commencing from the first quarter of 2022 through the fourth quarter of 2024.
•Implementation and oversight of the differentiated business strategy that drove the Company’s strong multiyear operating and financial performance.
•Creation, operation, and growth of the Company’s mission-critical proprietary products — including Alexandria LaunchLabs, the premier life science and agtech company startup platform; Alexandria Seed Capital platform, an innovative model for seed-stage investments; Alexandria Science Hotel®, step-up space from Alexandria LaunchLabs; Alexandria AscentLabs™ (known as Alexandria GradLabs® in San Diego), a dynamic life science growth platform for post-seed-stage life science companies; Alexandria Innovation Suites, collaborative space for mature life science and technology entities; and Alexandria VCSuites®, high-end suites for leading venture capitalists — and campus amenities.

Goal: Lead the venture investments strategic core business vertical and life science ecosystem outreach
Mr. Marcus led the execution of the venture investments core business vertical focused on providing long-term strategic investment capital to innovative life science, agrifoodtech, climate change, and technology entities developing transformative therapies and technologies. Alexandria Venture Investments was recognized for a fifth consecutive year as the most active corporate investor in biopharma by new deal volume by Silicon Valley Bank in its “Healthcare Investments and Exits: 2022 Annual Report” and for a second consecutive year as one of the top five most active U.S.-based investors in agrifoodtech by AgFunder in its “2022 AgriFoodTech Investment Report.” During 2021, Alexandria’s key life science investment areas included infectious diseases, neuroscience, and next-generation medicines platforms. Alexandria Venture Investments also committed over $100 million to innovative investments focused on developing groundbreaking technologies to mitigate the effects of climate change. As of December 31, 2021, Alexandria’s unrealized gains on non-real estate investments aggregated $797.7 million.

Goal: Lead the thought leadership strategic core business vertical
Mr. Marcus led the Alexandria Summit® events in 2021, which are focused on convening a diverse group of visionary partners and key stakeholders from the biopharma, technology, agribusiness, medical, academic, venture and private equity capital, philanthropy, patient advocacy, and government communities to address critical challenges to advancing human health.

2022 Proxy Statement	85

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Oversee and inspire leadership, culture, management, mission, and retention
Mr. Marcus led the training, education, mentoring, growth, and retention of our entire team with special emphasis on promoting diversity in leadership. Mr. Marcus managed the career development of the Company’s NEOs and senior officers. Leadership, mentoring, and developing careers of the NEOs and senior officers are of strategic importance to Mr. Marcus and the Board, as well as to the long-term success of the Company. Mr. Marcus has consistently been effective in this important area, as evidenced by our low attrition rate and history of finding highly qualified candidates for promotion from within our strong bench. The Other NEOs have an average tenure with the Company of approximately 15 years. Executive management and senior management have an average tenure with the Company of approximately 12 years.

Goal: Lead the corporate responsibility strategic core business vertical with emphasis on environmental and social responsibility and philanthropy
During 2021, we achieved the following in our 2021 GRESB Real Estate Assessment: (i) Global Sector Leader and a 5 Star rating — GRESB’s highest rating — in the Diversified Listed sector for buildings in development, (ii) #2 ranking in the U.S. in the Science & Technology sector for buildings in operation, and (iii) our fourth consecutive “A” disclosure score. In addition, we achieved the Fitwel Viral Response Certification with Distinction, the highest certification level within the Fitwel Viral Response module, for the second consecutive year as well as back-to-back Fitwel Impact Awards for the highest Fitwel certification of all time in 2020 and 2021 for our Alexandria LaunchLabs at the Alexandria Center at One Kendall Square. Alexandria was also ranked #5 in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.

Mr. Marcus had the honor of participating in a virtual fireside chat to kick off the “Washington State Life Science Summit: Celebrating Success and Sustaining Our Growth,” during which he discussed the future of the life science industry in Seattle. He also participated as panel member at the Triangle Business Journal’s “State of RTP (Research Triangle Park).” Mr. Marcus was joined by other executives from technology, real estate, science, and artificial intelligence sectors to discuss opportunities and challenges facing industries in Research Triangle as the region continues to grow.

Mr. Marcus led our pioneering social responsibility efforts, which are fundamental to the fulfillment of our mission. Our social responsibility initiatives are aimed at driving forward significant collaborative and innovative solutions to address some of today’s most urgent and widespread challenges, including disease and other threats to human health, hunger and food insecurity, deficiencies in support services for the military, the opioid epidemic, educational disparities, and homelessness. To further expand such impact, Mr. Marcus and Alexandria established two new social responsibility pillars, with the first addressing the growing mental health crisis by focusing on helping children cope with the loss of a parent or family member to suicide and the second supporting museums to preserve American history and pay tribute to our greatest heroes.

Mr. Marcus also led our partnership with Verily in the creation OneFifteen, an innovative non-profit healthcare system dedicated to the full and sustained recovery of people living with opioid addiction. Together with Verily, we pioneered a fully integrated campus in Dayton, Ohio to house a novel data-driven comprehensive model encompassing a full continuum of care with dedicated facilities and services for crisis stabilization, medication-assisted treatment, residential housing, peer support, family reunification, workforce development, job placement, and community transition. In September 2021, OneFifteen, received an honorable mention in Fast Company’s 2021 Innovation by Design Awards in the Impact category, which recognizes designs that have a major cultural or social impact, and in October 2021, OneFifteen celebrated its second anniversary. Since opening to patients in the fall of 2019, OneFifteen has treated over 4,000 patients and conducted over 11,500 telehealth visits.

Mr. Marcus and Alexandria played a critical role in the Emily Krzyzewski Center’s Game Changer Campaign, which raised nearly $19 million. The campaign funds made the Center’s 7,500 SF facility expansion possible. Opening in November 2021, the building expansion adds much-needed classroom space and advising rooms to better serve the growing number of students attending the Center’s programs, which prepare students for life-changing college access while bolstering their achievement and developing their character and leadership skills.

Mr. Marcus was honored for Distinction in Civic Engagement and Renewal by the National September 11 Memorial & Museum. This prestigious recognition highlights his meaningful contributions to the 9/11 Memorial & Museum and his unwavering support of its mission. As an active supporter of the Memorial & Museum since it opened in 2014, Mr. Marcus has served as a member of its board of trustees since his appointment in 2018 by former New York City Mayor Michael Bloomberg.

We also continued operations of a donated headquarters space for The Honor Foundation, a unique transition program with an aim to prepare the men and women of the Special Operations Forces realize their maximum potential after their military service career and successfully transition to the private-sector workforce.

2022 Proxy Statement	86

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Messrs. Moglia’s and Richardson’s 2021 Goals and Assessment of 2021 Performance
The 2021 individual goals established for Messrs. Moglia and Richardson by the Compensation Committee focused on key leadership in the continued pursuit of maximizing long-term stockholder value. Mr. Moglia has primary oversight and leadership responsibilities for New York City, San Diego, Seattle, and Maryland, while Mr. Richardson has primary oversight and leadership responsibilities for the San Francisco Bay Area, Greater Boston, and Research Triangle. The performance goals established for Messrs. Moglia and Richardson in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Supporting our selective development strategy focused on high-quality properties that are well positioned within our identified core markets, have high-quality tenants in place, have a high pre-leasing and/or high leased percentage, offer attractive returns on our investments, and drive the cost-effective completion of the Company’s development and redevelopment properties
Messrs. Moglia and Richardson provided leadership, oversight, and strategic execution of the Company’s selective construction of new Class A properties through developments and redevelopments on unique collaborative life science, agtech, and technology campuses in urban innovation clusters. Additionally, Messrs. Moglia and Richardson provided leadership and oversight of the leasing strategy for these properties focused on high-quality tenants in order to drive high-quality cash flows and attractive returns on the Company’s investment.
•Increase in the Company’s total asset base through a disciplined strategy from 29.6 million SF in 2017 to 67.0 million SF in 2021.
•The Company’s execution of long-term leases aggregating 9.5 million RSF, including 3.9 million RSF related to the development and redevelopment of new Class A properties, representing the highest annual total leasing volume in Company history. During the three months ended December 31, 2021, the Company executed long-term leases aggregating 4.1 million RSF, shattering our previous record of total quarterly leasing volume.
•Furtherance of the Company’s strategic relationship with Moderna, which led to over 1 million RSF leased during 2021, including the largest life science lease in Company history at 325 Binney Street aggregating 462,100 RSF and long-term renewals aggregating 683,513 RSF at three existing strategic locations in the Greater Boston market.
•Commencement of development and redevelopment projects aggregating 3.4 million RSF.
•As of December 31, 2021, our highly leased value-creation pipeline of current and near-term projects that are under construction or that will commence construction in the next six quarters is expected to generate greater than $610 million of incremental annual rental revenue, primarily commencing from the first quarter of 2022 through the fourth quarter of 2024.
•4.8 million RSF of new Class A properties undergoing construction that were 75% leased; and
•2.6 million RSF of pre-leased/negotiating near-term projects expected to commence construction in the next six quarters that were 89% leased/negotiating.
Goal: Execution of selective acquisition of value-added properties in urban innovation clusters
Messrs. Moglia and Richardson oversaw real estate acquisitions aggregating 87 properties for a total purchase price of $5.5 billion, which included, among others, the following:

•The completion of our largest acquisition in Company history at Alexandria Center® for Life Science – Fenway, a collaborative life science campus aggregating 1.9 million RSF, located in our Fenway submarket, for $1.48 billion. The campus comprises one operating property with future redevelopment opportunity, one property undergoing development aggregating 510,116 RSF, and one future development opportunity aggregating 507,997 SF.
•The acquisition of One Rogers Street, aggregating 408,259 RSF and currently undergoing redevelopment located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $849.4 million. This acquisition expands our Alexandria Center® at Kendall Square mega campus in Cambridge.
•The acquisition of five operating buildings at 6260, 6290, 6310, 6340, and 6350 Sequence Drive, aggregating 487,023 RSF, located in our Sorrento Mesa submarket of San Diego, for a purchase price of $298.5 million, with the opportunity to increase the campus by approximately 400,000 SF through ground-up development.
•The acquisition of two operating buildings aggregating 185,228 RSF with future development and redevelopment opportunity, at 3420 and 3440 Hillview Avenue, located in our Greater Stanford submarket of the San Francisco Bay Area, for a purchase price of $203.8 million.
•The acquisitions of one operating building aggregating 223,232 RSF with future development opportunity of 700,000 SF and one land parcel aggregating 620,000 SF at 1122 and 1178 El Camino Real, respectively, located in our South San Francisco submarket of the San Francisco Bay Area, for a purchase price of $105.3 million and $128.0 million, respectively.

2022 Proxy Statement	87

COMPENSATION DISCUSSION AND ANALYSIS (continued)
•The acquisition of one operating building at 550 Arsenal Street, aggregating 260,867 RSF with future development opportunity of 775,000 SF, located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $130.0 million.
Goal: Solid growth in same property net operating income
Under Messrs. Moglia and Richardson’s leadership, the Company achieved strong growth in same property net operating income of 4.2% and 7.1% (cash basis) for the year ended December 31, 2021.

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Messrs. Moglia and Richardson led the execution of leases aggregating 9.5 million RSF in 2021. This includes 4.6 million RSF of lease renewals and re-leasing of space and 4.9 million RSF of developed, redeveloped, and previously vacant space leased in Class A properties. Our rental rate growth of 37.9% and 22.6% (cash basis) on lease renewals and re-leasing of space as well as growth in leased RSF achieved during 2021 represent our highest annual total leasing volume and increases in the aforementioned metrics in Company history.

Goal: Raising capital and further strengthening our long-term capital structure

Under Messrs. Moglia and Richardson’s leadership, the Company achieved the following results to further strengthen the Company’s capital structure:

•Successful execution of the Company’s differentiated business strategy, which drove the Company’s continued strong operating and financial performance.
•Continued strengthening of the Company’s credit profile Baa1/Stable from Moody’s Investors Service and BBB+/Positive from S&P Global Ratings, which was upgraded from BBB+/Stable during 2021 and ranked in the top 10% of credit ratings among all publicly traded REITs.
•Completion of offerings aggregating $1.75 billion of unsecured senior notes with blended interest rate of 2.51%, representing the largest bond offering in Company history at the time of issuance, consisting of:
•$900 million of unsecured senior notes, due in 2032.
•$850 million of unsecured senior notes, due in 2051.
•Completion of strategic real estate dispositions that generated capital aggregating $2.6 billion, at a weighted-average capitalization rate of 4.1% (cash basis), for investments into our highly leased development and redevelopment projects and strategic acquisitions.
•Prudent use of Common Stock to support growth in FFO per share, as adjusted, and NAV.
•Completed issuances of 20.8 million shares of Common Stock under forward equity sales agreements and our at-the-market (“ATM”) common stock program, for aggregate net proceeds of $3.5 billion.
•The items above, combined with solid operating and financial results, in 2021 resulted in the following key attributes of our capital structure (as of December 31, 2021, unless stated otherwise):
•Achieved significant total balance sheet liquidity of $3.8 billion.
•Improved net debt to Adjusted EBITDA (fourth quarter of 2021 annualized) to 5.2x, the lowest in the past 10 years.
•Improved fixed-charge coverage ratio (fourth quarter of 2021 annualized) to 5.3x, the highest in the past 10 years.
•$44.0 billion total market capitalization (calculated as the outstanding shares of common stock multiplied by the closing price, plus total debt outstanding; all inputs as of December 31, 2021).
•$35.2 billion total equity capitalization.
•Disciplined management of our investments in real estate for our future pipeline of new Class A properties, which, as a percentage of our gross investments in real estate, consisted of the following: 9% of under-construction projects (82% leased/negotiating), 2% of pre-leased/negotiating near-term projects (89% leased/negotiating), 6% of income-producing and/or with a potential to generate cash flows from covered land play projects, and only 2% of land representing future development construction projects.
•Extended weighted-average remaining term on outstanding debt to 12.1 years, with no debt maturities until 2024.

2022 Proxy Statement	88

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Oversight of industry-leading sustainability initiatives and programming
As members of Alexandria’s sustainability committee, Messrs. Moglia and Richardson oversee our industry-leading sustainability initiatives and programming, which directly benefit our tenants, employees, and communities and create long-term value for our stockholders. During 2021, as a result of these efforts, we achieved the following:
•Global Sector Leader and a 5 Star rating — the highest 2021 GRESB Rating — in the Diversified Listed sector for buildings in development.
•#2 ranking from GRESB in the U.S. in the Science & Technology sector for building in operations.
•Fourth consecutive “A” disclosure score from GRESB, which recognizes our strong ESG policies, practices, and performance.
•ESG Rating of “A” from MSCI as a result of our continued advancement of green building opportunities, our talent management programs, and our below-industry-average turnover rate, among other achievements.
•Fitwel Impact Award for the highest Fitwel certification of all time earned by our Alexandria LaunchLabs® at the Alexandria Center® at One Kendall Square. This marks the second consecutive year Alexandria LaunchLabs® – Cambridge has held the record for Fitwel’s top certification score.
•Fitwel Viral Response Certification with Distinction, the highest certification level within the Fitwel Viral Response module, for the second consecutive year. This evidence-based, third-party certification recognizes the Company’s comprehensive and rigorous approach to protecting the health of our building occupants.
•#5 ranking in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.
•Recognized at the 2021 BOMA Boston TOBY (The Outstanding Building of the Year) & Industry Awards for the Laboratory Building of the Year (100 Binney Street) and the Corporate Facility of the Year (200 Technology Square). The TOBY & Industry Awards recognize excellence in property management, building operations, and service in the commercial real estate industry.
•On pace to achieve Zero Energy Certification from the International Living Future Institute at 685 Gateway Boulevard in our South San Francisco submarket of the San Francisco Bay Area. Upon certification, it will be one of approximately 80 Zero Energy certified projects in the world.

Goal: Effective communication with investors, analysts, and the general public and providing of insight into the Company’s strategy for mission-critical activities
Messrs. Moglia and Richardson engaged with investors and analysts frequently throughout the year with regard to the Company’s interests and during various real estate investor conferences. They were active participants in a significant portion of the nearly 130 investor and analyst meetings held by the Company during 2021 and the Company’s annual Investor Day meeting in December 2021.

Goal: Effective communication with Executive Chairman and the Board on matters of tactical and strategic importance, including risk management matters
During 2021, Messrs. Moglia and Richardson participated in five meetings held by the full Board and met frequently with Mr. Marcus. These meetings covered many key topics, including matters of tactical and strategic importance (such as risk management).

2022 Proxy Statement	89

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Special Bonuses Awarded for Performance

Discretionary bonuses may be awarded from time to time for exceptional performance in extraordinary business situations.

In March 2022, the Compensation Committee granted Mr. Ryan a special cash bonus of $1,100,000 in recognition of his exceptional performance during 2021, including his outstanding efforts in leading the Company’s strategy for mega campus design, building design, and placemaking strategy across each of our life science cluster markets.

In February 2021, the Compensation Committee granted Mr. Kass a restricted stock award with a grant date fair value of $500,029 in recognition of outstanding effort in overseeing the largest acquisition in Company history at Alexandria Center® for Life Science – Fenway, a collaborative life science campus aggregating 1.9 million RSF, located in our Fenway submarket.

In March 2022, the Compensation Committee granted Mr. Kass a special cash bonus of $1,100,000 for his extraordinary efforts in 2021 in leading the Company’s Greater Boston market, including his outstanding efforts in providing strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Greater Boston market, which experienced an outstanding year of value creation for the Company, bolstered by acquisitions and the expansion of mega campuses.

In March 2022, the Compensation Committee granted Mr. Cunningham a special cash bonus of $100,000 for his extraordinary efforts on behalf of the Company in New York City and Canada in 2021.

Annual Cash Incentive Awards for Other NEOs

The employment agreements for Messrs. Shigenaga, Ryan, Kass, and Cunningham provide for annual cash incentive awards that are awarded at the discretion of the Compensation Committee, none of which are guaranteed. As described above, the Compensation Committee considered a more formulaic approach for our Other NEOs but decided the existing method permits the Compensation Committee to adjust compensation based on a wide range of factors relating to both Company and individual performance. In exercising its discretion, the Compensation Committee performs a holistic assessment of the Company’s performance and each Other NEO’s individual achievements, taking into account competitive market dynamics as well as the macro-economic environment, and does not assign specific weights to any particular factor. Each Other NEO’s annual cash incentive award is subject to a maximum amount equal to 300% of their base salary.

2021 Cash Incentive Award Decisions for Our Other NEOs

In early 2022, the Compensation Committee evaluated each Other NEO’s performance in the context of achievement of the goals established in early 2021, as described below, and each Other NEO’s performance, position, tenure, experience, expertise, leadership, and management capability. As a result, the Compensation Committee awarded each Other NEO a cash incentive award for 2021 in the amount of $1,250,000 to Mr. Shigenaga, $1,500,000 to Mr. Ryan, $1,500,000 to Mr. Kass, and $595,000 to Mr. Cunningham. Annual cash incentives awarded to Other NEOs are subject to a maximum of 300% of their respective base salaries.

2022 Proxy Statement	90

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Individual Performance Component of Our Other NEOs’ 2021 Cash Incentive Awards

In early 2021, the Compensation Committee established the following individual performance goals for each of the Other NEOs to form the basis for the Compensation Committee’s annual cash incentive award determinations for 2021. The performance goals were intended to be challenging, and they varied for each Other NEO based upon his role and responsibilities.

Goal	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	John H. Cunningham
Oversight of financial strategy and planning	●
Management of the Company’s capital structure	●
Maintenance of a strong and flexible balance sheet	●
Effective communication with executive management on matters of tactical and strategic importance	●	●	●	●
Active engagement with investment community	●	●	●	●
Oversight of industry-leading sustainability initiatives and programming	●
Active oversight of cybersecurity initiatives and safeguards	●
Expansion of expertise in mega campus design, building design, and placemaking strategy across each of our life science cluster markets		●
Solid growth in same property net operating income		●	●	●
Maintaining solid net operating income margin		●	●	●
Solid growth in rental rates on lease renewals and re-leasing of space		●	●	●
Maintaining solid occupancy		●	●	●
Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)		●	●	●
Oversight and execution of value-creation project at solid returns on our investment		●	●	●
Execution of selective acquisition of value-added properties in urban innovation clusters		●	●	●
Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties		●	●	●
Maintaining high operating margins		●	●	●

Each Other NEO’s achievements with respect to his respective 2021 performance goals are described below.

2022 Proxy Statement	91

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Shigenaga’s 2021 Goals and Assessment of 2021 Performance
Overview. As President and Chief Financial Officer, Mr. Shigenaga directed the organization to ensure the attainment of revenue and profitability goals and participated with the Co-Chief Executive Officers and the Other NEOs in formulating and executing current and long-term plans, objectives, and policies. Mr. Shigenaga effectively oversaw the Company’s financial functions, including financial plans and policies, accounting practices and procedures, and the Company’s relationship with the financial community. Mr. Shigenaga regularly participated with the Co-Chief Executive Officers and the Other NEOs in representing the Company in relationships with analysts and stockholders. Mr. Shigenaga also directed the controller, treasury, and tax functions and had oversight of cybersecurity matters. Under Mr. Shigenaga’s leadership, the Company continued to strengthen our credit profile to Baa1/Stable from Moody’s Investors Service and BBB+/Positive from S&P Global Ratings, which was upgraded from BBB+/Stable during 2021 and ranked in the top 10% of credit ratings among all publicly traded REITs. In 2021, the Company executed our strategy and accessed diverse sources of capital strategically important to our long-term capital structure. In 2021, Mr. Shigenaga acted as an effective and responsive organizational leader in all of the Company’s financial matters, risk management, and internal controls.

In 2021, under Mr. Shigenaga’s leadership, we were the 2021 recipient of the Nareit Investor CARE (Communications and Reporting Excellence) Gold Award in the Large Cap Equity REIT category as the best-in-class REIT delivering transparency, quality, and efficient communications and reporting to the investment community. This represents our fourth consecutive Nareit Investor CARE Gold Award, and our sixth Gold Award over the last seven years.

Specific Individual Goals. The 2021 individual goals established for Mr. Shigenaga in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Oversight of financial strategy and planning
Mr. Shigenaga oversaw financial and operating strategy and planning led by the corporate finance team. He was responsible for the disciplined management of key underlying metrics of our financial and operating strategy, including leasing, same property net operating income performance, energy optimization and sustainability projects, construction (development and redevelopment), acquisitions, dispositions, debt and equity capital, as well as solid tenant collections during the ongoing COVID-19 pandemic. This oversight, combined with the execution of our strategy by our entire team led, to our solid FFO per share and NAV growth, our exceptional TSR performance in 2021 ranking at the 85th percentile among FTSE Nareit Equity Office Index peers, and our credit ratings ranking and total equity capitalization ranking in the top 10% among all publicly traded U.S. REITs.

Goal: Management of the Company’s capital structure; maintenance of a strong and flexible balance sheet
Under Mr. Shigenaga’s leadership, the Company achieved the following results to further strengthen the Company’s capital structure:

•Successful execution of the Company’s differentiated business strategy, which drove the Company’s strong multiyear operating and financial performance.
•Continued strengthening of the Company’s credit profile Baa1/Stable from Moody’s Investors Service and BBB+/Positive from S&P Global Ratings, which was upgraded from BBB+/Stable during 2021 and ranked in the top 10% of credit ratings among all publicly traded REITs.
•Completion of offerings aggregating $1.75 billion of unsecured senior notes with a weighted-average interest rate of 2.51%, representing the largest bond offering in Company history at the time of issuance, consisting of:
•$900 million of unsecured senior notes, due in 2032.
•$850 million of unsecured senior notes, due in 2051.
•Completion of strategic real estate dispositions that generated capital aggregating $2.6 billion, at a weighted-average capitalization rate of 4.1% (cash basis), for investments into our highly leased development and redevelopment projects and strategic acquisitions.
•Prudent use of Common Stock to support growth in FFO per share, as adjusted, and NAV.
•Completed issuances of 20.8 million shares of Common Stock under forward equity sales agreements and our ATM common stock program, for aggregate net proceeds of $3.5 billion.
•The items, above combined with solid operating and financial results in 2021, resulted in the following key attributes of our capital structure (as of December 31, 2021, unless stated otherwise):
•Achieved significant total balance sheet liquidity of $3.8 billion.
•Improved net debt to Adjusted EBITDA (fourth quarter of 2021 annualized) to 5.2x, the lowest in the past 10 years.

2022 Proxy Statement	92

COMPENSATION DISCUSSION AND ANALYSIS (continued)
•Improved fixed-charge coverage ratio (fourth quarter of 2021 annualized) to 5.3x, the highest in the past 10 years.
•Extended weighted-average remaining term on outstanding debt to 12.1 years, with no debt maturities until 2024.
•Continued to prudently manage outstanding borrowings under our unsecured senior line of credit, our only LIBOR-based debt. As of December 31, 2021, we had no borrowings outstanding under our unsecured senior line of credit.
•$44.0 billion total market capitalization (calculated as the outstanding shares of common stock multiplied by the closing price, plus total debt outstanding; all inputs as of December 31, 2021).
•Disciplined management of our investments in real estate for our future pipeline of new Class A properties, which, as a percentage of our gross investments in real estate, consisted of the following: 9% of under-construction projects (82% leased/negotiating), 2% of pre-leased/negotiating near-term projects (89% leased/negotiating), 6% of income-producing and/or with a potential to generate cash flows from covered land play projects, and only 2% of land representing future development construction projects.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Shigenaga engaged frequently throughout the year with executive management in strategy meetings focused on strategic growth opportunities, franchise development, development and construction risk management, proactive management of contractual lease expirations, review of Company-wide operational strategy and efficiency, and review of energy efficiency and sustainability initiatives.

Goal: Active engagement with investment community
Mr. Shigenaga established premier reporting practices and set a high standard in financial reporting by consistently providing investors and analysts with efficient and transparent disclosures. As a result, we earned our fourth consecutive and sixth overall Nareit Investor CARE Gold Award in 2021, demonstrating the Company’s transparency, quality, and efficient communications and reporting to the investment community. This award was judged by an independent panel of REIT securities analysts and portfolio managers. In addition, Mr. Shigenaga engaged with investors and analysts frequently throughout the year with regard to the Company’s interest and during various real estate investor conferences. He was an active participant in a significant portion of the nearly 130 investor and analyst meetings held by the Company during 2021 and the Company’s annual Investor Day meeting in December 2021.

Goal: Oversight of industry-leading sustainability initiatives and programming
Mr. Shigenaga, along with other executives, provides oversight of our sustainability initiatives and programming, which directly benefit our tenants, employees, and communities and create long-term value for our stockholders. We aim to be one of the most environmentally innovative, socially responsible, and economically strong companies in the world, and, as a result of Mr. Shigenaga’s efforts during 2021, the Company made great strides toward this goal. During 2021, as a result of these efforts, Alexandria achieved the following:
•Global Sector Leader and a 5 Star rating — the highest 2021 GRESB Rating — in the Diversified Listed sector for buildings in development.
•#2 ranking from GRESB in the U.S. in the Science & Technology sector for building in operations.
•Fourth consecutive “A” disclosure score from GRESB, which recognizes our strong ESG policies, practices, and performance.
•ESG Rating of “A” from MSCI as a result of our continued advancement of green building opportunities, our talent management programs, and our below-industry-average turnover rate, among other achievements.
•Fitwel Impact Award for the highest Fitwel certification of all time earned by our Alexandria LaunchLabs® at the Alexandria Center® at One Kendall Square. This marks the second consecutive year Alexandria LaunchLabs® – Cambridge has held the record for Fitwel’s top certification score.
•Fitwel Viral Response Certification with Distinction, the highest certification level within the Fitwel Viral Response module, for the second consecutive year. This evidence-based, third-party certification recognizes the Company’s comprehensive and rigorous approach to protecting the health of our building occupants.
•#5 ranking in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.
•Recognized at the 2021 BOMA Boston TOBY (The Outstanding Building of the Year) & Industry Awards for the Laboratory Building of the Year (100 Binney Street) and the Corporate Facility of the Year (200 Technology

2022 Proxy Statement	93

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Square). The TOBY & Industry Awards recognize excellence in property management, building operations, and service in the commercial real estate industry.
In addition, as a result of the leadership of Mr. Shigenaga and other executives, during 2021, the Company:
•Published our 2021 Green Bond Allocation Report highlighting Alexandria’s commitment to investing in sustainable projects.
•Continued the execution of our 2025 sustainability goals program that guides our comprehensive ESG efforts through 2025, relative to a 2015 baseline for buildings in operation. Goals include:
•30% reduction in carbon emissions
•25% reduction in energy consumption
•45% waste diversion rate
•10% reduction in potable water consumption
•50 healthy building certifications
Goal: Active oversight of cybersecurity initiatives and safeguards
Mr. Shigenaga oversees the development and enhancement of our information technology and network systems, including the implementation of Company-wide security measures to safeguard our systems and data infrastructure, which are used to manage our tenant and vendor relationships, internal communications, accounting and record-keeping systems, and other operational functions. During 2021, Mr. Shigenaga also oversaw implementation of controls around our treasury function, including enhancement of payment authorization, notification procedures, and verification requirements relating to new vendor setup and vendor information changes. Mr. Shigenaga is committed to his oversight role in the development and enhancement of internal controls designed to prevent, detect, address, and mitigate the risk of cyber incidents.

2022 Proxy Statement	94

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Ryan’s 2021 Goals and Assessment of 2021 Performance
Overview. As Co-Chief Investment Officer and Regional Market Director – San Diego, Mr. Ryan oversaw the management of the Company’s San Diego market, which as of December 31, 2021 is the Company’s third largest market in terms of rentable square footage (as of December 31, 2021, the San Diego region had 19% of the Company’s total RSF) and, with 103 properties as of December 31, 2021 is the Company’s largest market in terms of the number of properties. In close coordination with the Company’s other senior executives, Mr. Ryan led a team of real estate professionals in implementing the Company’s strategic directives within the San Diego market, including the marketing and leasing of existing and newly developed or redeveloped space; the permitting, design, and construction of new development and redevelopment projects; the ongoing management of operating properties in the regional asset base; and the selective acquisitions and dispositions of properties in the San Diego market. In addition to his management activities in the San Diego market, Mr. Ryan also represented the Company to tenants, key members of the life science community, brokers, partners, analysts, and investors and led certain strategic real estate and leasing initiatives across the Company’s other markets.

Specific Individual Goals. The 2021 individual goals established for Mr. Ryan in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Expansion of expertise in mega campus design, building design and placemaking strategy across each of our life science cluster markets
Mr. Ryan led the Company’s strategy for mega campus design, building design and placemaking strategy across each of our life science cluster markets. As of December 31, 2021, the Company’s mega campuses represented 63% of the Company’s total operating property RSF. Additionally, our highly leased value-creation pipeline of current and near-term projects that are under construction or that will commence construction in the next six quarters is expected to generate greater than $610 million of incremental annual rental revenue, primarily commencing from the first quarter of 2022 through the fourth quarter of 2024.
Goal: Solid growth in same property net operating income
Under Mr. Ryan’s leadership, the Company achieved strong growth in same property net operating income of 4.2% and 7.1% (cash basis) for the year ended December 31, 2021.

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Mr. Ryan led the execution of leases aggregating 1.5 million RSF in the San Diego market during 2021. This includes 1.0 million RSF of developed, redeveloped, and previously vacant space leased in Class A properties and 448,075 RSF of lease renewals and re-leasing of space at rental rates reflecting increases of 37.8% and 24.7% (cash basis). As of December 31, 2021, our San Diego market generated 59.9% of its annual rental revenue from investment-grade or publicly traded large cap tenants.

Goal: Maintaining solid occupancy
Under Mr. Ryan’s management, our operating asset base for the San Diego market had an occupancy level of 93.1% as of December 31, 2021.

Goal: Maintaining high operating margins
Under Mr. Ryan’s leadership, the Company achieved a solid same property operating margin of 72%.

Goal: Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)
During 2021, Mr. Ryan completed and partially delivered two redevelopment projects aggregating 157,069 RSF including 5505 Morehouse Drive in our Sorrento Mesa submarket, which had an operating occupancy of 100% upon delivery in 2021. Due to his continual efforts, as of December 31, 2021, Mr. Ryan commenced construction on three value-creation projects aggregating 409,589 RSF which were 83% leased, including 10555 Barnes Canyon Road and 10102 Hoyt Park Drive under development and 10277 Scripps Ranch Boulevard under redevelopment.

Goal: Oversight and execution of value-creation projects at solid returns on our investment
Mr. Ryan led the diligent management and oversight of construction for each of the projects noted above. Each project is on track for delivery of solid returns on our investment. Mr. Ryan also provided strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Company’s cluster markets.

2022 Proxy Statement	95

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Execution of selective acquisition of value-added properties in urban innovation clusters
Mr. Ryan contributed to key real estate acquisitions aggregating 87 properties for a total purchase price of $5.5 billion, which included, among others, the following:

•The completion of our largest acquisition in Company history at Alexandria Center® for Life Science – Fenway, a collaborative life science campus aggregating 1.9 million RSF, located in our Fenway submarket, for $1.48 billion. The campus comprises one operating property with future redevelopment opportunity, one property undergoing development aggregating 510,116 RSF, and one future development opportunity aggregating 507,997 SF.
•The acquisition of One Rogers Street, aggregating 408,259 RSF and currently undergoing redevelopment located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $849.4 million. This acquisition expands our Alexandria Center® at Kendall Square mega campus in Cambridge.
•The acquisition of five operating buildings at 6260, 6290, 6310, 6340, and 6350 Sequence Drive, aggregating 487,023 RSF, located in our Sorrento Mesa submarket of San Diego, for a purchase price of $298.5 million, with the opportunity to increase the campus by approximately 400,000 SF through ground-up development.
•The acquisition of two operating buildings aggregating 185,228 RSF with future development and redevelopment opportunity, at 3420 and 3440 Hillview Avenue, located in our Greater Stanford submarket of San Francisco Bay Area, for a purchase price of $203.8 million.
•The acquisitions of one operating building aggregating 223,232 RSF with future development opportunity of 700,000 SF and one land parcel aggregating 620,000 SF at 1122 and 1178 El Camino Real, respectively, located in our South San Francisco submarket of the San Francisco Bay Area, for a purchase price of $105.3 million and $128.0 million, respectively.
•The acquisition of one operating building at 550 Arsenal Street, aggregating 260,867 RSF with future development opportunity of 775,000 SF located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $130.0 million.

Goal: Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties
Mr. Ryan contributed to the completion of strategic real estate dispositions that generated capital aggregating $2.6 billion, at a weighted-average capitalization rate of 4.1% (cash basis), for investments into our highly leased development and redevelopment projects and strategic acquisitions.

Goal: Active engagement with investment community
Mr. Ryan engaged with investors and analysts frequently throughout the year with regard to the Company’s interests in the San Diego market and during various real estate investor events. He was an active participant in a portion of nearly 130 investor and analyst meetings held by the Company during 2021 and the Company’s annual Investor Day meeting in December 2021.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Ryan engaged frequently throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, proactive management of contractual lease expirations, and review of operational efficiency, energy efficiency, and sustainability initiatives.

2022 Proxy Statement	96

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Kass’s 2021 Goals and Assessment of 2021 Performance
Overview. As Executive Vice President – Regional Market Director – Greater Boston, Mr. Kass oversaw the management of the Company’s largest region, representing 36% of the Company’s annual rental revenue as of December 31, 2021. In close coordination with the Company’s other senior executives, Mr. Kass led a team of real estate professionals in implementing the Company’s strategic directives within the Greater Boston market, including the marketing and leasing of existing and newly developed or redeveloped space; the permitting, design, and construction of new development and redevelopment projects; the ongoing management of operating properties in the regional asset base; and the selective acquisition and disposition of properties in the Greater Boston market. In addition to his management activities in the Greater Boston market, Mr. Kass also represented the Company to tenants, key members of the life science community, brokers, partners, analysts, and investors.

Specific Individual Goals. The 2021 individual goals established for Mr. Kass in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Mr. Kass led the execution of leases aggregating 3.7 million RSF for the Greater Boston market during 2021, exceeding the 3.3 million RSF of leasing volume executed, on average, during each of the five years preceding 2021 by the rest of the Company. Leasing volume executed in the Greater Boston market in 2021 included 1.7 million RSF of developed, redeveloped, and previously vacant space in Class A properties and 2.1 million RSF of lease renewals and re-leasing of space at rental rates reflecting increases of 45.4% and 29.6% (cash basis). As of December 31, 2021, our Greater Boston market achieved a 22% growth in annual rental revenue and generated 53.6% of its annual rental revenue from investment-grade or publicly traded large cap tenants.

Goal: Maintaining solid net operating income margin
Under Mr. Kass’s leadership, our Greater Boston market contributed toward the Company’s solid net operating income margin of 70% for the year ended December 31, 2021.

Goal: Maintaining solid occupancy
Under Mr. Kass’s leadership, our operating asset base for the Greater Boston market had an occupancy level of 95.2% as of December 31, 2021.
Goal: Maintaining high operating margins
Under Mr. Kass’s leadership, the Company achieved a solid same property operating margin of 72%.

Goal: Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)
During 2021, Mr. Kass completed a portion of one redevelopment project aggregating 137,111 RSF at The Arsenal on the Charles that was 94% leased/negotiating in our Cambridge/Inner Suburbs submarket. As of December 31, 2021, Mr. Kass commenced construction on six value-creation projects aggregating 2.2 million RSF which were 73% leased/negotiating, including a 462,100 RSF and 403,892 RSF development and redevelopment project at 325 Binney Street and One Rogers Street, respectively, in our Cambridge/Inner Suburbs submarket, and a 510,116 RSF development project at 201 Brookline Avenue in our Fenway submarket.

Goal: Oversight and execution of value-creation projects at solid returns on our investment
Mr. Kass led the diligent management and oversight of construction for the project noted above, which is on track for delivery of solid returns on our investment. Mr. Kass also provided strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Greater Boston market. Mr. Kass further contributed to our highly leased value-creation pipeline of current and near-term projects that are under construction or that will commence construction in the next six quarters, which is expected to generate greater than $610 million of incremental annual rental revenue, primarily commencing from the first quarter of 2022 through the fourth quarter of 2024.

2022 Proxy Statement	97

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Execution of selective acquisition of value-added properties in urban innovation clusters
Mr. Kass contributed to key real estate acquisitions aggregating 87 properties for a total purchase price of $5.5 billion, which included, among others, the following in the Greater Boston market:

•The completion of our largest acquisition in Company history at Alexandria Center® for Life Science – Fenway, a collaborative life science campus aggregating 1.9 million RSF, located in our Fenway submarket, for $1.48 billion.The campus comprises one operating property with future redevelopment opportunity, one property undergoing development aggregating 510,116 RSF, and one future development opportunity aggregating 507,997 SF.
•The acquisition of One Rogers Street, aggregating 408,259 RSF and currently undergoing redevelopment located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $849.4 million. This acquisition expands our Alexandria Center® at Kendall Square mega campus in Cambridge.
•The acquisition of one operating building at 550 Arsenal Street, aggregating 260,867 RSF with future development opportunity of 775,000 SF located in our Cambridge/Inner Suburbs submarket of Greater Boston, for a purchase price of $130.0 million.
•The acquisition of one operating building at One Investors Way, aggregating 240,000 RSF with future development opportunity of 350,000 SF located in our Route 128 submarket of Greater Boston, for a purchase price of $105.0 million.
Goal: Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties
Mr. Kass contributed to the completion of strategic real estate dispositions that generated capital aggregating $2.6 billion, at a weighted-average capitalization rate of 4.1% (cash basis), for investments into our highly leased development and redevelopment projects and strategic acquisitions. Mr. Kass led the execution of a partial interest sale of 66% at 50 and 60 Binney Street, aggregating 532,395 RSF, for a sales price of $782.3 million.

Goal: Active engagement with investment community
Mr. Kass engaged with investors and analysts throughout the year with regard to the Company’s interests in the Greater Boston market. He was an active participant in the Company’s annual Investor Day meeting in December 2021.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Kass engaged frequently throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, proactive management of contractual lease expirations, and review of operational efficiency, energy efficiency, and sustainability initiatives.

2022 Proxy Statement	98

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Cunningham’s 2021 Goals and Assessment of 2021 Performance
Overview. As Executive Vice President – Regional Market Director – New York City, Mr. Cunningham oversaw the management of the Company’s New York City region, representing 3% of the Company’s rentable square footage and 5% of our annual rental revenue as of December 31, 2021. In close coordination with the Company’s other senior executives, Mr. Cunningham led a team of real estate professionals in implementing the Company’s strategic directives within the New York City market, including the marketing and leasing of existing and newly developed or redeveloped space; the permitting, design, and construction of new development and redevelopment projects; the ongoing management of operating properties in the regional asset base; and the selective acquisition and disposition of properties in the New York City market. In addition to his management activities in the New York City market, Mr. Cunningham also represented the Company to tenants, key members of the life science community, brokers, partners, analysts, and investors.

Specific Individual Goals. The 2021 individual goals established for Mr. Cunningham in early 2021, and the achievement of each goal determined in early 2022, were as follows:

Goal: Maintaining solid net operating income margin
Under Mr. Cunningham’s leadership, our New York City market contributed toward the Company’s solid net operating income margin of 70% for the year ended December 31, 2021.

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Mr. Cunningham led the execution of leases aggregating 119,436 RSF for the New York City market during 2021. This includes 93,107 RSF of developed, redeveloped, and previously vacant space in Class A properties and 26,329 RSF of lease renewals and re-leasing of space at rental rates reflecting increases of 4.0% and 5.6% (cash basis). As of December 31, 2021, our New York City market generated 67.4% of its annual rental revenue from investment-grade or publicly traded large cap tenants.

Goal: Maintaining solid occupancy
Under Mr. Cunningham’s leadership, our operating asset base for the New York City market had an occupancy level of 98.4% as of December 31, 2021. He also led the effort in drafting the Back to Campus guidelines, practices, and procedures that were used throughout Alexandria’s portfolio as a template for safe operations during the COVID-19 pandemic.

Goal: Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)
During 2021, Mr. Cunningham completed a portion of one redevelopment project aggregating 24,132 RSF at Alexandria Center® for Life Science – Long Island City that was 69% leased/negotiating.

Goal: Oversight and execution of value-creation projects at solid returns on our investment
Mr. Cunningham led the diligent management and oversight of construction for the project noted above, which is on track for delivery of solid returns on our investment. Other value-added actions on assets already in the portfolio, including 219 East 42nd Street and 47-50 30th Street, and efforts on pending development projects position Alexandria’s New York City region for continued growth and success in meeting the demands of the nascent market.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Cunningham engaged frequently throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, proactive management of contractual lease expirations, and review of operational efficiency, energy efficiency, and sustainability initiatives.

2022 Proxy Statement	99

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Long-Term Incentive Awards Granted in 2021 to Executive Chairman and Co-CEOs

Structure of the 2021 Grant —Target 50% Performance-Based Vesting and Target 50% Service-Based Vesting

Mr. Marcus’s Amended and Restated Executive Employment Agreement (as amended, the “Marcus Employment Agreement”), provided for an annual long-term incentive (“LTI”) award in the form of restricted stock to be granted in 2021 with an aggregate target of $2,750,000 (the “Marcus Grant”), which represents a 50% reduction compared to the annual LTI award granted to Mr. Marcus in 2018 with an aggregate target of $5,500,000. Messrs. Moglia’s and Richardson’s respective executive employment agreements provided for an annual long-term incentive award in the form of restricted stock to be granted in 2021 with an aggregate target of $4,500,000 for each Co-CEO.

The structure of the annual LTI awards granted in 2021 to Messrs. Marcus, Moglia, and Richardson is summarized below:

Overall LTI Award

Target LTI Award	Maximum LTI Award	Vesting Description
50%	156.4%	3-Yr growth in FFO per share and 3-Yr TSR relative to FTSE Nareit Equity Office Index
50%	N/A	Time-based vesting over 3 years
100%	128.2%

50% of LTI Award Subject to Three-Year Performance, Forfeiture, and a Cap

FFO/Share		Relative TSR Performance Modifier
Goal	Vesting	Goal(1)	Vesting

Threshold	Target Less 50%	≤25th Percentile	Decrease 50%

Target	50% of LTI Award	At or Above Median	No Change

Maximum	Target Plus 50%	≥75th Percentile	Increase 50%

(1)Based upon Company TSR relative to the TSR of companies in the FTSE Nareit Equity Office Index.

Rigorous FFO Per Share Performance Goal, Relative TSR Performance Goal, and Three-Year Performance Period

The Compensation Committee designed the performance-based portion of the 2021 LTI awards to vest based upon growth in FFO per share over the three-year period from 2021 to 2023, subject to adjustment based on the Company’s TSR relative to the TSR of companies in the FTSE Nareit Equity Office Index over that same three-year period. FFO is a measure of performance for REITs that was established by the Board of Governors of Nareit and is widely used both internally by REITs and externally by REIT investors and analysts to measure performance. TSR is also widely regarded as an important measure of company performance.

2022 Proxy Statement	100

COMPENSATION DISCUSSION AND ANALYSIS (continued)
50% of 2021 LTI Awards Subject to Three-Year Performance Period, Forfeiture If Minimum Level of Performance Not Achieved, and Maximum Size of 2021 LTI Awards Capped

Mr. Marcus:

Target Equity Award	Maximum LTI Award	Accounting Fair Value	Vesting Description
$1,375,000	$2,150,500	$1,813,524	3-Yr growth in FFO per share and 3-Yr TSR relative to FTSE Nareit Equity Office Index
1,375,000	1,375,000	1,375,000	Time-based vesting over 3 years
$2,750,000	$3,525,500	$3,188,524

Messrs. Moglia and Richardson:

Target Equity Award	Maximum LTI Award	Accounting Fair Value	Vesting Description
$2,250,000	$3,519,000	$2,967,419	3-Yr growth in FFO per share and 3-Yr TSR relative to FTSE Nareit Equity Office Index
2,250,000	2,250,000	2,250,000	Time-based vesting over 3 years
$4,500,000	$5,769,000	$5,217,419

If FFO per-share growth over the applicable three-year period is equal to or greater than the minimum amount, then the amount of the award eligible for vesting by application of the FFO per-share growth criterion will be subject to adjustment by application of an additional TSR criterion, which also has threshold, target, and maximum goals. The TSR criterion measures the Company’s TSR over the three-year period from 2021 to 2023 relative to the TSR of companies included in the FTSE Nareit Equity Office Index over the same period. Vesting is interpolated for performance between the minimum and maximum goals.

As shown in the following table, if FFO per-share growth over the applicable three-year period is less than the minimum amount, then the performance-based portion of the 2021 LTI awards will be forfeited in their entirety and no shares will vest. The cap on the amount of the performance-based portion eligible for vesting in the event of outperformance is 156.4% of the target number of performance-based shares, or 12,963 maximum shares based upon 8,288 target shares for Mr. Marcus, and 21,211 maximum shares based upon 13,562 target shares for Messrs. Moglia and Richardson.

2021 LTI Grants: Goals and Portion Subject to Forfeiture and a Cap

FFO/Share		Relative TSR Performance Modifier		Grant Cap
Goal		Goal(1)	Vesting

Threshold	Target Less 50%	≤25th Percentile	Decrease 50%

Marcus Target	8,288 Shares	At or Above Median	No Change	12,963 Shares

Moglia and Richardson Target	13,562 Shares	At or Above Median	No Change	21,211 Shares

Maximum	Target Plus 50%	≥75th Percentile	Increase 50%

(1)Based upon Company TSR relative to the TSR of companies in the FTSE Nareit Equity Office Index.

Timing of Disclosure of FFO Per Share Performance Goals

The specific FFO per share threshold, target, and maximum for the 2021 LTI awards are not disclosed now because we believe such disclosures during the three-year performance period would be inappropriate since most REITs only provide annual guidance for FFO per share. This is a common practice with disclosure of multiyear performance awards. We will disclose the specific FFO per share metrics at the end of the three-year performance period, as included below with respect to the completed performance period for the grant made to Mr. Marcus in 2019 under “2019 Long-Term Equity Incentive Award Payouts to Our Executive Chairman and Co-CEOs” We believe that providing disclosure before the end of the performance period would be competitively harmful.

2022 Proxy Statement	101

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Determining the Number of Shares Subject to the 2021 LTI Awards and the Reported Value of the 2021 LTI Awards

For Mr. Marcus and Messrs. Moglia and Richardson, the 2021 LTI awards were divided into 8,288 and 13,562 target shares of service-vesting restricted stock. respectively, and 8,288 and 13,562 target shares of performance-vesting restricted stock, respectively. However, the 2021 LTI awards were in the form of a restricted stock award, and therefore, with respect to the performance-vesting portion, the maximum number of shares that could vest in the event of outperformance, aggregating 12,963 shares for Mr. Marcus and 21,211 shares for each of Messrs. Moglia and Richardson, were granted and subject to forfeiture, as described below. With respect to the service-vesting portion, no more than the target number of shares may ever vest.

The 2021 LTI awards are reported for purposes of the tables in this Proxy Statement at their accounting fair value at the grant date of January 8, 2021. For accounting purposes, the grant date fair values of the 2021 LTI awards are based on the January 8, 2021, grant date stock price of $165.91, which was also used to determine the number of shares subject to the 2021 LTI awards, as described above. As a result, the grant date fair values of the 2021 LTI awards are $3,188,524 for Mr. Marcus and $5,217,419 for each of Messrs. Moglia and Richardson. These are the amounts used for disclosure in the “Summary Compensation Table” on page 111 and the “2021 Grants of Plan-Based Awards Table” on page 113. Please also refer to Note 16 of our Form 10-K for the year ended December 31, 2021 for additional information on fair value accounting for stock awards subject to performance and market condition vesting.

685 Gateway Boulevard, South San Francisco, San Francisco Bay Area

2022 Proxy Statement	102

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2019 Long-Term Equity Incentive Award Payouts to Our Executive Chairman and Co-CEOs

Performance Goals for Long-Term Incentive Awards Granted to Our Executive Chairman and Co-CEOs in 2019 and Vested in 2022

In early 2019, Messrs. Marcus, Moglia, and Richardson were each granted a long-term incentive award, one-half of which was subject to vesting based upon a combination of three-year growth in FFO per share and three-year relative TSR, with the remaining one-half of the award subject to time-based vesting over the three-year performance period ended January 31, 2022. The specific performance goals for each award are provided in the following table:

2019 LTI Awards: Goals and Portion Subject to Forfeiture and a Cap

FFO/Share		Relative TSR Performance Modifier		Grant Cap
Goal	Vesting	Goal(1)	Vesting

Below 10.0%	Forfeiture

Threshold: 10.0%	Target Less 50%	≤25th Percentile	Decrease 50%

Marcus Target: 12.5%	11,723 Shares	At or Above Median	No Change	18,335 Shares

Moglia and Richardson Target: 12.5%	19,182 Shares	At or Above Median	No Change	30,001 Shares

Maximum: 15.0%	Target Plus 50%	≥75th Percentile	Increase 50%
Actual: 17.6%		Actual: 95th Percentile		Vested: 48,336 Shares
(1)Based upon Company TSR relative to the TSR of companies in the FTSE Nareit Equity Office Index.

The maximum vesting for Messrs. Marcus’s, Moglia’s, and Richardson’s 2019 awards was the result of exceptional corporate performance for the three-year performance period. When our Compensation Committee set the goals in 2019, it set rigorous three-year performance goals tied to our long-term strategic goals and creation of long-term stockholder value.

2022 Proxy Statement	103

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Considerations in Setting Long-Term Incentive Award Goals for Three-Year Performance Period Ended December 31, 2021

The Compensation Committee believes that the consistency of growth in FFO per share, year over year, during a period of multiple years will result in solid long-term TSR performance versus outperformance in FFO per-share growth following a period of underperformance. Annual performance-based awards provide appropriate incentives to drive continued and consistent growth in FFO per share even if the Company generates stronger FFO per-share growth in one or more particular year(s) in the three-year performance period.

Funds From Operations Per Share by Quarter(1)

$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

(1)Represents FFO per share – diluted, as adjusted. For information on the Company’s FFO, including definitions and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

When setting the FFO per-share growth goal for Messrs. Marcus’s, Moglia’s, and Richardson’s 2019 awards, the Compensation Committee focused on setting achievement targets at rigorous and challenging levels that would require significant effort and exceptional performance by Messrs. Marcus, Moglia, and Richardson in order to be achieved. The Compensation Committee considered the Company’s actual operating and financial results during the most recent three-year performance period ended December 31, 2018, and performance projections of future operating and financial performance. Ultimately, the Compensation Committee based the maximum achievement level of FFO per-share growth at a level that would have resulted in a strong relative three-year FFO per-share growth compared to companies in the FTSE Nareit Equity Office Index. Accordingly, at the beginning of 2019, the Compensation Committee determined that the achievement of the three-year FFO per-share growth goal of 15% or higher would be exceptional and would require outstanding performance not only by Messrs. Marcus, Moglia, and Richardson but also by each peer in the FTSE Nareit Equity Office Index.

In 2022, upon vesting of Messrs. Marcus’s, Moglia’s, and Richardson’s 2019 awards, the Compensation Committee performed a retrospective analysis to reevaluate the rigor of the three-year FFO per-share growth goal of 15%. The results of the analysis evidenced that in seven out of ten years from 2012 to 2021, the three-year FFO per-share growth of 15% was achieved only by the top-performing companies in the FTSE Nareit Equity Office Index and approximated or exceeded FFO growth results at the 75th percentile during each of the three-year performance periods ended on December 31 of 2012, 2014, 2017, 2018, 2019, 2020, and 2021. The Company’s actual three-year FFO per-share growth of approximately 17.6% for the period ended December 31, 2021 demonstrated consistently remarkable growth that warranted Messrs. Marcus’s, Moglia’s, and Richardson’s payouts at the maximum achievement level.

In addition, the Compensation Committee set the goal for FFO per-share growth at a level where outperformance would require significant contribution from external growth through significant additional leasing of new ground-up development projects following construction of the related new Class A buildings. External growth through acquisitions is much less predictable and less likely given the high-value urban submarkets that generate the majority of the Company’s revenue and the difficulty of locating appropriate opportunities that provide for adequate value-creation post acquisition.

2022 Proxy Statement	104

COMPENSATION DISCUSSION AND ANALYSIS (continued)
High Leasing Volume in Light of Minimal Contractual Lease Expirations
•What the Compensation Committee Considered When Setting the Goals at the End of 2018: Contractual lease expirations in 2019, 2020, and 2021 aggregated 4.5 million RSF as of December 31, 2018.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: During the three years ended December 31, 2021, we executed leases aggregating 18.9 million RSF, including 9.5 million RSF in 2021, a record for the Company and almost double the RSF leased in each of 2020 and 2019. The continued strong leasing activity during the three years ended December 31, 2021, combined with strong demand for the Company’s properties, resulted in outperformance in FFO per-share growth relative to the goal established at the beginning of the three-year performance period.

Strong Rental Rate Growth
•What the Compensation Committee Considered When Setting the Goals at the End of 2018: The weighted-average rental rate growth achieved in the three years ended December 31, 2018 was 25.6% and 12.9% (cash basis). At the end of 2018, the Company projected rental rate growth on lease renewals and re-leasing of space in a range from 25% to 28%, and from 11% to 14% (cash basis), for the year ended December 31, 2019.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: Projected rental rate growth was based upon a different set of contractual lease expirations and anticipation of continued strong but moderating rental rate growth. Continued constrained supply of Class A space resulted in strong demand and outperformance in rental rate growth. Actual weighted-average rental rate growth for the three years ended December 31, 2021 was 36.4% and 20.2% (cash basis), significantly above rental rate growth from leasing activity forecasted for 2019 and actual rental rate growth from leasing activity for the three years ended December 31, 2018.
Addition of Properties That Were Not Under Construction or Identified as Potential Acquisitions
•What the Compensation Committee Considered When Setting the Goals at the End of 2018: As of December 31, 2018, 21 of the 29 properties discussed below were under active construction. The other eight new Class A properties represented development and redevelopment projects that commenced subsequent to December 31, 2018 and generated an additional $36.9 million of incremental annual net operating income.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: During the three years ended December 31, 2021:
•We had an addition of 219 properties, including 198 properties that were not under construction or identified as potential acquisitions as of December 31, 2018.
•We completed the acquisition of 165 operating properties aggregating 13.0 million RSF for an aggregate purchase price of $6.7 billion. These 165 properties generated $414.2 million of incremental annual net operating income.
•We placed into service 16 new Class A properties aggregating 3.0 million RSF through ground-up development, which were under active construction as of December 31, 2018.
•We placed into service 13 new Class A properties aggregating 1.4 million RSF through redevelopment. Five of the 13 properties were under active construction as of December 31, 2018. The remaining eight properties were leased, redeveloped, and placed into service subsequent to December 31, 2018 and generated an additional $36.9 million of incremental annual net operating income.
•As of December 31, 2021, the Company had development and redevelopment projects aggregating 4.8 million RSF of new Class A properties under construction that were 75% leased and pre-leased/negotiating near-term projects expected to commence construction in the next six quarters aggregating 2.6 million RSF that were 89% leased/negotiating.
Maintained Solid Occupancy
•What the Compensation Committee Considered When Setting the Goals at the End of 2018: Overall occupancy of 97.2% at the end of 2015 and 97.3% at the end of 2018 remained consistently strong. The Compensation Committee considered maintaining this high level of occupancy to be a significant goal.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: Actual occupancy at the end of 2021 was 94.0% and included 4.7% of vacancy in our North America markets, representing lease-up opportunities that will contribute to growth in cash flows at recently acquired properties. Excluding the 4.7% acquired vacancy, our occupancy would have been 98.7%, which is higher than the occupancy achieved as of December 31, 2018 of 97.3%.

2022 Proxy Statement	105

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Improvement in Long-Term Cost of Capital
•What the Compensation Committee Considered When Setting the Goals at the End of 2018: The corporate credit rating from S&P Global Ratings was BBB/Positive, the credit rating from Moody’s Investors Service was Baa1/Stable, NAV per share(1) was $137.00, and the FFO per share multiple(2) was 18.7x.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: The following items, combined with the items noted above, contributed to improvement in our long-term cost of capital and our outperformance in FFO per-share growth for the three-year performance period:
•Improved fourth quarter annualized net debt to Adjusted EBITDA from 5.4x in 2018 to 5.2x in 2021.
•Further strengthening the Company’s credit profile, which resulted in a corporate issuer credit rating increase to BBB+/Stable in February 2019, and a further upgrade to BBB+/Positive in October 2021, by S&P Global Ratings.
•Improved our NAV per share(1) of $137.00 as of December 31, 2018 to $196.00 as of December 31, 2021.
•Improved average FFO per share multiple(2) from 18.7x in 2018 to 24.5x in 2021.

(1)	NAV per share for each year is calculated as an average of net asset value estimates provided by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.
(2)	The FFO per share multiple is calculated using the average quarter-end stock price divided by FFO per share – diluted, as adjusted, for the respective year.

Performance-Based Cash Incentive Bonus Awarded in 2020 and 2021 to Our Executive Chairman

Mr. Marcus was granted a performance-based cash incentive bonus in an amount up to $2.0 million in each of 2020 and 2021 (the “2020 Cash Bonus” and the “2021 Cash Bonus,” respectively) in recognition of the significant value created in the Company’s portfolio of non-real estate investments during each such year as a result of Mr. Marcus’s experience, expertise, and leadership. Half of the 2020 Cash Bonus was earned in 2020 and paid in 2021, and half of the 2021 Cash Bonus was earned in 2021 and is payable in 2022.

The other half of the 2020 Cash Bonus (the “2020 Net Realized Gains Bonus”) is payable in 2022, subject to (i) Mr. Marcus’s continued service through the applicable payment date and (ii) the amount of recognition of net realized gains, excluding impairments, from the Company’s portfolio of non-real estate investments during the period from January 1, 2021 to December 31, 2021 (the “2021 Net Realized Gains”). The achievement levels established by the Compensation Committee for the 2020 Net Realized Gains Bonus are provided in the table below (with linear interpolation for performance in between levels). In early 2022, the Compensation Committee determined that the amount of 2021 Net Realized Gains, as set forth in the table below, exceeded the maximum achievement level and thus determined that the amount of 2020 Net Realized Gains Bonus would be $1.0 million.

2020 Net Realized Gains Bonus
2021 Net Realized Gains[1]		Amount Earned in 2021

Forfeiture:	$0	$0

Target:	$37,500,000	$500,000

Maximum	≥ $75,000,000	$1,000,000

Actual	$215,845,000	$1,000,000

(1)Represents net realized gains, excluding impairments, from the Company’s portfolio of non-real estate investments.

The other half of the 2021 Cash Bonus (the “2021 Net Realized Gains Bonus”) is payable in 2023, subject to (i) Mr. Marcus’s continued service through the applicable payment date and (ii) the amount of recognition of net realized gains, excluding impairments, reported in FFO, as adjusted during the period from January 1, 2022 to December 31, 2022, from the Company’s portfolio of non-real estate investments (the “2022 Net Realized Gains”). We will disclose the specific achievement levels with respect to 2022 Net Realized Gains at the end of the performance period, as included above with respect to the 2020 Net Realized Gains Bonus. We believe that providing disclosure before end of the performance period would be competitively harmful.

2022 Proxy Statement	106

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Long-Term Performance-Based Incentive Awards Granted in 2021 to All NEOs

Structure of Awards

Each of our NEOs received an award, 50% of which is eligible to vest upon achievement of TSR on a relative basis compared to the constituents of the FTSE Nareit Equity Office Index (the “Index Companies”) and 50% of which is eligible to vest upon achievement of TSR, on an absolute basis, over a three-year performance period. The shares subject to each award are also subject to a one-year holding period after vesting to further underscore its long-term retentive element.

Rigorous Performance Goals

In order for an NEO to earn the full award, our TSR during the three-year performance period must be in the top 30% of Index Companies and must equal or exceed 24%. If our TSR is 24% during the three-year performance period, the value of the maximum payout will be approximately 0.2% of the overall value generated for stockholders.

The relative and absolute portions of each award can be earned as follows (with linear interpolation for performance in between levels):

50% Relative TSR			50% Absolute TSR
TSR		Vesting	TSR	Vesting

Forfeiture:	<30th Percentile of Index Companies	0%	Forfeiture: <12%	0%

Threshold:	30th Percentile of Index Companies	25%	Threshold: 12%	25%

Target:	50th Percentile of Index Companies	62.5%	Target: 18%	62.5%

Maximum:	≥70th Percentile of Index Companies	100%	Maximum: ≥24%	100%

Change of Control and Termination of Service

In the event of a change of control during the performance period:

•The performance goals for the relative portion of each award will be earned based on the Company’s TSR through the change of control against that of the Index Companies for the same period. If the change of control occurs during the first year of the performance period, the number of shares earned is also prorated for the same period.

•The performance goals for the absolute portion of each award will be prorated for the portion of the performance period elapsed through the change of control and actual performance measured against those prorated goals. If the change of control occurs during the first year of the performance period, the number of shares earned is also prorated for the same period.

If an NEO is terminated without Cause or resigns for Good Reason, or the NEO’s service is terminated due to his or her death or disability, in each case prior to the vesting date, his award will remain outstanding and subject to vesting based on attainment of the performance goals through the original performance period, as if termination had not occurred, but with the number of shares earned prorated for the portion of the performance period worked.

Long-Term Service-Based Incentive Awards Granted in 2021 to Co-CEOs and Other NEOs

Each of the employment agreements for Messrs. Moglia, Richardson, Shigenaga, Ryan, Kass, and Cunningham provides for long-term incentive awards at the discretion of the Compensation Committee. Annual long-term incentive awards are granted in the year following the year of performance, as shown in the “Summary Compensation Table” for the year of grant in accordance with the rules for disclosing equity compensation. Based on the 2020 corporate performance accomplishments; an evaluation of each NEO’s performance, position, tenure, experience, expertise, leadership, management capability, and contribution to profitability, growth in FFO per share and NAV, and long-term stockholder value; and 2020 individual performance accomplishments, each NEO was granted a restricted stock award for the number of shares set forth below in the “2021 Grants of Plan-Based Awards Table” on page 113. These restricted stock awards vest based on each NEO’s continued service over a four-year period. The value of each restricted stock award increases or decreases with our stock price. Our Compensation Committee believes that granting restricted stock awards is appropriate for several reasons, including that it is consistent with the practices of our peer companies, that it provides a useful retention tool, and that it helps us manage dilution because fewer shares are granted subject to restricted stock awards than would be granted subject to stock options.

2022 Proxy Statement	107

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Retirement and Benefit Programs

Pension Plan

The Company maintains the Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan (the “Pension Plan”), which is designed to provide eligible employees of the Company, including the NEOs, with benefits upon retirement. The Board believes it is important to the Company’s objectives of attracting and retaining talent that the Company provide a reasonable income replacement for eligible employees, including the NEOs, during retirement.

Under the Pension Plan, a hypothetical account is established for each participant for record-keeping purposes. Each year, a participant’s cash balance account is credited a hypothetical employer contribution and hypothetical earnings. These amounts are hypothetical because the hypothetical account balance must be converted into an annuity payable at normal retirement age (“NRA”), as defined in the Pension Plan. This future benefit at NRA can then be converted into a lump-sum benefit. The lump-sum distribution at NRA may be higher or lower, depending on interest rates in effect at that time. Hypothetical earnings for each calendar year are credited at a rate, compounded annually, equal to the rate for 30-year United States Treasury securities for the December preceding the applicable calendar year. The rate was 1.67% for 2021. Benefits under the Pension Plan are vested at all times, are obligations of the Company, and are payable in the form of a lump sum or a single or joint and survivor annuity in accordance with the participant’s distributions election. Benefits automatically commence upon death, disability, or other termination of employment. Participants may elect to commence receiving benefits while still in our employ at any time on or after the participant has attained age 62. See “Pension Benefits Table” on page 116 for more information.

Deferred Compensation Plan

The Company also has a 2000 Deferred Compensation Plan (the “DC Plan”), which is an unfunded plan designed to permit compensation deferrals for a select group of the Company’s management or highly compensated employees.

Eligibility to participate in the DC Plan is limited to full-time employees of the Company who (i) qualify as accredited investors under the Securities Act, (ii) fall within a select group of management or highly compensated employees for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (iii) are selected and designated as eligible to participate by the Company with respect to a plan year based on their level of responsibility and anticipated compensation levels for such plan year. Participants’ elected deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds, other publicly traded securities, and certain private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts as elected by participants. During 2021, the Company did not contribute any amount to participants’ accounts under the DC Plan in addition to the compensation deferred by the participants. See “2021 Nonqualified Deferred Compensation Table” on page 116 for more information.

Perquisites and Other Benefits

The Company provides certain perquisites and other benefits to our NEOs as discussed in the “Summary Compensation Table” on page 111. The Compensation Committee believes that these types of benefits are highly effective in retaining qualified executive officers because they provide the executive officers with longer-term security and protection for the future. The Company believes that providing these benefits is a relatively inexpensive way to enhance the competitiveness of the executives’ compensation packages and furthers the Company’s goal of retaining and rewarding highly qualified executives. The Company generally believes that all the perquisites have greater value to the executives than cost to the Company to provide them, thus providing a return on the cost of providing such benefits.

2022 Proxy Statement	108

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Other Compensation Policies

Stock Ownership Guidelines

NEOs are subject to the stock ownership requirements described under “Stock Ownership Guidelines” on page 26.

Clawback Policy

The Company has a clawback policy applicable to NEOs. The policy allows for the recoupment of cash and long-term incentive awards paid to an NEO on the basis of the Company’s performance in the event of a material restatement of the Company’s financial results (other than a restatement caused by a change in applicable accounting rules or interpretations) as a result of actual fraud or willful unlawful misconduct by the NEO that materially contributed to the need for the restatement. The policy is administered by the Compensation Committee.

Anti-Hedging and Anti-Pledging Policies

Our NEOs are subject to anti-hedging and anti-pledging policies described under “Anti-Hedging and Anti-Pledging Policies” on page 26.

Tax Treatment

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any of the publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible for tax purposes. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s NEOs in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Compensation Risk Assessment

The Compensation Committee considers potential risks when reviewing and approving the compensation program and has designed the Company’s compensation program with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through balancing appropriate entrepreneurship and risk‑taking with the exercise of prudent business judgment. The Compensation Committee believes that the following risk oversight and compensation design features assist in guarding against excessive risk-taking and has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company’s business or financial condition:
•The Company’s processes for developing strategic and annual operating plans, the approval of capital investments, internal control over financial reporting, and other financial, operational, and compliance policies and practices (see “The Board’s Role in Risk Oversight” on page 33 for a discussion of the role of the Board in the risk oversight process);
•The diversified nature of the Company’s overall real estate asset base and tenant mix with respect to industries and markets served and geographic footprints;
•The review and approval of corporate objectives by the Compensation Committee to ensure that these goals are aligned with the Company’s strategic and annual operating plans, achieve the proper risk-reward balance, and do not encourage unnecessary or excessive risk-taking;
•Competitive base salaries consistent with executives’ responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security;
•The determination of stock awards based on a review of a variety of qualitative factors;
•Stock compensation and vesting periods for stock awards that encourage executives to focus on sustained stock price appreciation;
•A mix between cash and equity compensation that is designed to encourage strategies and actions that are in the long-term best interests of the Company;
•Meaningful stock ownership guidelines for executive officers and directors; and
•The Company’s clawback policy and anti-hedging and anti-pledging policies, which are described above.

2022 Proxy Statement	109

Compensation Tables and Related Narrative

Summary Compensation Table Introduction

As described under “Compensation Philosophy,” the fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 19 years) provide unique skill sets to the Company in our business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key objectives: profitability, growth in FFO per share and NAV, and creation of long-term stockholder value. The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company for the year in question. 2021 was a year of significant achievements, as described throughout this Proxy Statement and in the following charts:

Total Stockholder Return(1) Two Years Ended December 31, 2021

(1)Assumes reinvestment of dividends.

TSR
1 Year Ended		3 Years Ended		5 Years Ended		5/28/97 (IPO) through
12/31/21		12/31/21		12/31/21		12/31/21

S&P 500	28.7%	ARE	109.0%	S&P 500	133.4%	ARE	2,532.0%
ARE	28.1%	S&P 500	100.4%	ARE	130.1%	S&P 500	789.6%
FTSE	22.0%	Russell	72.9%	Russell	76.4%	Peers	735.1%
Peers	21.9%	FTSE	30.8%	Peers	30.3%	Russell	720.6%
Russell	14.8%	Peers	30.2%	FTSE	17.7%	FTSE	552.1%

ARE Percentile Ranking

Peers	89%	FTSE	95%	FTSE	100%	FTSE	100%
FTSE	85%	Peers	89%	Peers	89%	Peers	100%
S&P 500	51%	S&P 500	63%	S&P 500	57%	S&P 500	73%

Three-year average NEO total compensation percentile ranking within our 2021 Peer Group (1) (compensation of 4 out of 9 peers is consistent with or exceeds Alexandria’s)	56%
(1)Represents 2021 total compensation for ARE and 2020 total compensation for our peer group, the most recently publicly available information at the time of publishing of our 2022 proxy statement. In addition, it assumes that compensation within 5% is consistent with ARE compensation.

2022 Proxy Statement	110

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Joel S. Marcus,	2021	1,105,000	2,000,000	(4)	5,073,393	2,486,250	1,600,851	435,899	12,701,393
Executive Chairman and Founder	2020	1,080,000	2,000,000	(4)	4,983,975	2,430,000	863,506	431,012	11,788,493
	2019	1,040,000	1,025,000	(4),(5)	4,994,046	2,340,000	1,215,022	427,422	11,041,490

Peter M. Moglia,	2021	690,000	—		5,874,602	1,552,500	13,672	143,357	8,274,131
Co-Chief Executive Officer and Co-Chief Investment Officer	2020	675,000	—		5,786,344	1,518,750	18,406	42,357	8,040,857
	2019	650,000	—		5,992,601	1,462,500	21,056	141,857	8,268,014

Stephen A. Richardson,	2021	690,000	—		5,874,602	1,552,500	59,978	143,148	8,320,228
Co-Chief Executive Officer	2020	675,000	20,000	(6)	5,786,344	1,518,750	47,531	42,148	8,089,773
	2019	650,000	—		5,992,601	1,462,500	58,889	141,648	8,305,638

Dean A. Shigenaga,	2021	655,000	1,250,000		5,382,380	—	131,592	146,403	7,565,375
President and Chief Financial Officer	2020	640,000	1,170,000	(7)	5,159,683	—	49,557	45,403	7,064,643
	2019	620,000	1,100,000		5,259,280	—	75,429	144,903	7,199,612

Daniel J. Ryan,	2021	650,000	2,600,000	(8)	4,850,943	—	1,662,285	138,500	9,901,728
Co-Chief Investment Officer and Regional Market Director – San Diego	2020	635,000	1,535,000	(9)	4,646,822	—	943,748	37,500	7,798,070
	2019	620,000	975,000		4,814,235	—	426,180	137,000	6,972,415

Hunter L. Kass(10)	2021	500,000	2,600,000	(11)	4,496,417	—	—	113,500	7,709,917
Executive Vice President – Regional Market Director – Greater Boston

John H. Cunningham	2021	535,000	695,000	(12)	2,670,542	—	5,550	122,120	4,028,212
Executive Vice President – Regional Market Director – New York City	2020	525,000	525,000		2,620,140	—	7,472	46,120	3,723,732
	2019	515,000	500,000		2,555,531	—	7,513	120,620	3,698,664
(1)The dollar values of restricted stock awards set forth in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Notes 2 and 16 of the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Certain amounts shown in this column relate to restricted stock awards that were tied to the achievement of predetermined corporate and individual goals. Assuming achievement of the highest level of performance, the accounting fair values of the restricted stock awards that will ultimately be recognized as compensation expense are as follows: (i) Mr. Marcus’s awards: 2019: $5,064,046; 2020: $5,044,020; and 2021: $5,073,393; (ii) each of Messrs. Moglia’s and Richardson’s awards: 2019: $6,102,601; 2020: $5,890,089; and 2021: $5,874,602.

(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	John H. Cunningham
	Aggregate change in the actuarial present value of accumulated benefits under the Company’s Pension Plan	$—	$13,672	$14,618	$14,491	$10,154	$—	$5,550
	Above-market or preferential earnings under the DC Plan	1,600,851	—	45,360	117,101	1,652,131	—	—
	Earnings reflected in the table above	$1,600,851	$13,672	$59,978	$131,592	$1,662,285	$—	$5,550
	Below-market losses under the DC Plan not shown above	$—	$—	$—	$—	$—	$—	$—
(3)The amounts set forth in this column include the Company’s contribution to (a) NEOs’ employee accounts under the Company’s 401(k) plan and Pension Plan, (b) the Company’s profit-sharing and executive profit-sharing plans, (c) life insurance premiums, (d) medical premiums, and (e) disability premiums:

All Other Compensation ($)	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	John H. Cunningham
Pension Plan	$—	$100,000	$100,000	$100,000	$100,000	$75,000	$75,000
Profit-sharing plan	38,500	38,500	38,500	38,500	38,500	38,500	38,500
Insurance premiums	397,399	4,857	4,648	7,903	—	—	8,620
All other compensation	$435,899	$143,357	$143,148	$146,403	$138,500	$113,500	$122,120

2022 Proxy Statement	111

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
(4)Represents bonus awarded to Mr. Marcus in recognition of the significant value created in the Company’s portfolio of non-real estate investments as a result of Mr. Marcus’s expertise and leadership. See “Performance-Based Cash Incentive Bonus Awarded in 2020 and 2021 to Our Executive Chairman” for more information.
(5)Includes $25,000 awarded to mark the 25-year anniversary of Mr. Marcus’s service to the Company.
(6)Represents bonus awarded to mark the 20-year anniversary of Mr. Richardson’s service to the Company.
(7)Includes $20,000 awarded to mark the 20-year anniversary of Mr. Shigenaga’s service to the Company.
(8)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Ryan for his exceptional performance during 2021, including his outstanding efforts in leading the Company’s strategy for mega campus design, building design, and placemaking strategy across each of our life science cluster markets.
(9)Includes (i) a special cash bonus of $500,000 awarded in recognition of Mr. Ryan’s exceptional performance during 2020 and (ii) a cash bonus of $10,000 awarded to mark the 10-year anniversary of Mr. Ryan’s service to the Company.
(10)Mr. Kass became NEO in 2021.
(11)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Kass for his extraordinary efforts in 2021 in leading the Company’s Greater Boston market, including his outstanding efforts in providing strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Greater Boston market, which experienced an outstanding year of value creation for the Company, bolstered by acquisitions and the expansion of mega campuses.
(12)Includes a special cash bonus of $100,000 earned by Mr. Cunningham in 2021.

2022 Proxy Statement	112

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
2021 Grants of Plan-Based Awards Table

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joel S. Marcus	1/8/2021	(1)	N/A	N/A	N/A	N/A	N/A	N/A	8,288	1,375,000
	1/8/2021	(2)	N/A	N/A	N/A	—	8,288	12,963	N/A	1,813,524
	N/A	(3)	828,750	1,657,500	2,486,250	N/A	N/A	N/A	N/A	N/A
	3/31/2021	(4)	N/A	N/A	N/A	5,328	13,319	21,310	N/A	1,884,870

Peter M. Moglia	1/8/2021	(1)	N/A	N/A	N/A	N/A	N/A	N/A	13,562	2,250,000
	1/8/2021	(2)	N/A	N/A	N/A	—	13,562	21,211	N/A	2,967,419
	N/A	(3)	517,500	1,035,000	1,552,500	N/A	N/A	N/A	N/A	N/A
	3/31/2021	(4)	N/A	N/A	N/A	1,858	4,644	7,430	N/A	657,184

Stephen A. Richardson	1/8/2021	(1)	N/A	N/A	N/A	N/A	N/A	N/A	13,562	2,250,000
	1/8/2021	(2)	N/A	N/A	N/A	—	13,562	21,211	N/A	2,967,419
	N/A	(3)	517,500	1,035,000	1,552,500	N/A	N/A	N/A	N/A	N/A
	3/31/2021	(4)	N/A	N/A	N/A	1,858	4,644	7,430	N/A	657,184

Dean A. Shigenaga	3/31/2021	(4)	N/A	N/A	N/A	1,858	4,644	7,430	N/A	657,184
	11/15/2021	(5)	N/A	N/A	N/A	N/A	N/A	N/A	25,481	4,725,197

Daniel J. Ryan	3/31/2021	(4)	N/A	N/A	N/A	1,628	4,069	6,510	N/A	575,810
	11/15/2021	(5)	N/A	N/A	N/A	N/A	N/A	N/A	23,054	4,275,134

Hunter L. Kass	2/16/2021	(6)	N/A	N/A	N/A	N/A	N/A	N/A	2,931	500,029
	3/31/2021	(4)	N/A	N/A	N/A	1,120	2,800	4,480	N/A	396,256
	11/15/2021	(5)	N/A	N/A	N/A	N/A	N/A	N/A	19,414	3,600,132

John H. Cunningham	3/31/2021	(4)	N/A	N/A	N/A	553	1,382	2,210	N/A	195,475
	11/15/2021	(5)	N/A	N/A	N/A	N/A	N/A	N/A	13,347	2,475,068

(1)Represents restricted stock grant related to performance in 2020 subject to time-based vesting over a three-year period.
(2)Represents restricted stock grant related to performance in 2020 with vesting subject to performance over the three-year period ending December 31, 2023.
(3)Represents an annual cash incentive bonus tied to achievement of predetermined corporate and individual goals. See “Annual Cash Incentive Awards for Executive Chairman and Co-CEOs” on page 71 for additional information.
(4)Represents performance grant. See “Long-Term Performance-Based Incentive Awards Granted in 2021 to All NEOs” on page 107 for additional information. The shares subject to each restricted stock grant are also subject to a one-year holding period after vesting to further underscore the long-term retentive element.
(5)Represents restricted stock grant related to performance in 2020 subject to time-based vesting over a period ending on September 15, 2025. The shares subject to each restricted stock grant are also subject to a one-year holding period after vesting to further underscore the long-term retentive element.
(6)Represents stock grant awarded to Mr. Kass in recognition of his outstanding performance in 2020.

The stock awards indicated in the table above were granted under the 1997 Incentive Plan. Holders of Common Stock of the Company, including recipients of the restricted stock awards shown above, are eligible to receive distributions as determined by the Board. Refer to the consolidated statements of stockholders’ equity in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for information on dividends declared on Common Stock.

2022 Proxy Statement	113

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Employment Agreements

The Company has individual employment agreements with Messrs. Marcus, Moglia, Richardson, Shigenaga, Ryan, Kass, and Cunningham.

The Marcus Employment Agreement provides that Mr. Marcus serve as full-time Executive Chairman beginning on April 23, 2018, through December 31, 2020, which term will be extended for additional one-year periods thereafter unless and until the Company or Mr. Marcus provides notice of non-renewal. The Marcus Employment Agreement (i) incorporates the annual incentive award criteria described under “Corporate Performance Component of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards,” (ii) provides for a cash incentive bonus for Mr. Marcus as described above under “Structure and Target Value of Executive Chairman’s and Co-CEOs’ 2021 Cash Incentive Awards,” and (iii) provides for an annual long-term incentive award in the form of restricted stock as described above under “Long-Term Incentive Awards Granted in 2021 to Executive Chairman and Co-CEOs.” The Marcus Employment Agreement also provides for the double-trigger vesting of equity awards granted on or after January 1, 2015. The Marcus Employment Agreement is further described below under “Potential Payments Upon Termination or Change in Control” for Mr. Marcus.

The Company entered into amended and restated executive employment agreements (the “Executive Employment Agreements”) with Messrs. Moglia, Richardson, and Shigenaga effective as of April 2018, with Mr. Ryan effective as of May 2018, with Mr. Kass effective as of January 2021, and with Mr. Cunningham effective as of July 2017. Mr. Moglia’s Executive Employment Agreement was further amended and restated effective as of May 2018. The Executive Employment Agreements provide that each executive be employed at will, with the terms of Messrs. Richardson’s and Shigenaga’s agreements beginning on April 23, 2018, the terms of Messrs. Moglia’s and Ryan’s agreements beginning on May 22, 2018, the term of Mr. Kass’s agreement beginning on January 1, 2021, and the term of Mr. Cunningham’s agreement beginning on July 5, 2017, and, in each case, ending on the date that the agreement is terminated by either party pursuant to the provisions of the applicable agreement. The Executive Employment Agreements provide for a base salary to be increased annually by no less than a cost-of-living adjustment based on the consumer price index for each executive’s residence location.

The Executive Employment Agreements with Messrs. Moglia and Richardson provide that each individual is eligible to receive an annual cash incentive award, 60% of which shall be payable based on the achievement of certain corporate performance criteria and 40% of which shall be payable based on the achievement of each individual’s performance criteria. The cash incentive award payable, if any, will have a threshold amount equal to 75% of each individual’s base salary, a target amount equal to 150% of base salary, and a maximum amount equal to 225% of base salary. Determination and payment of any cash incentive award will be based upon the achievement of personal and corporate goals determined by the Compensation Committee. Each individual is also eligible to receive an annual award of restricted stock for each fiscal year of the Company during the term of his agreement, which ends prior to the fiscal year during which his agreement is terminated, with 50% of any such target award vesting over a three-year period following the grant date based solely on his continued service, and the remaining award vesting not later than 30 days following the end of the third fiscal year following the fiscal year with respect to which the award was made, based on and subject to certain corporate performance criteria over a three-year performance period. The structure of these cash incentive awards and long-term incentive awards is described in “Compensation Discussion and Analysis” on pages 100-102.

2022 Proxy Statement	114

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Outstanding Equity Awards at Fiscal Year End Table

The following table shows unvested stock awards assuming a market value of $222.96 per share (the closing market price of Common Stock on December 31, 2021):

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Joel S. Marcus	122,654	27,346,936
Peter M. Moglia	120,780	26,929,109
Stephen A. Richardson	120,780	26,929,109
Dean A. Shigenaga	96,286	21,467,927
Daniel J. Ryan	87,474	19,503,203
Hunter L. Kass	46,649	10,400,861
John H. Cunningham	44,501	9,921,943

(1)Represents restricted stock awards granted pursuant to the 1997 Incentive Plan, which are scheduled to vest in the years shown below:

Shares scheduled to vest during the year ending December 31,	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	John H. Cunningham
2022	45,913	56,181	56,181	38,409	35,601	17,104	17,867
2023	42,468	35,958	35,958	30,580	27,392	11,810	13,918
2024	34,273	28,641	28,641	20,926	18,717	12,881	9,379
2025	—	—	—	6,371	5,764	4,854	3,337
Total shares that have not vested	122,654	120,780	120,780	96,286	87,474	46,649	44,501

2021 Option Exercises(1) and Stock Vested Table

The following table sets forth certain information regarding vesting of restricted stock awards during 2021 for the NEOs:

	Stock Awards(2)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Joel S. Marcus	68,633	11,601,108
Peter M. Moglia	42,683	7,792,076
Stephen A. Richardson	42,683	7,792,076
Dean A. Shigenaga	42,150	8,151,896
Daniel J. Ryan	39,198	7,554,377
Hunter L. Kass	9,475	1,871,471
John H. Cunningham	18,890	3,711,577

(1)We have not issued any options since 2002, no options have been exercised since 2012, and no options were outstanding as of December 31, 2021.
(2)Represents restricted stock awards granted pursuant to the 1997 Incentive Plan.
(3)Represents the number of shares of stock that vested multiplied by the market price of Common Stock on the vesting date.

2022 Proxy Statement	115

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Pension Benefits Table

The following table discloses the number of years of credited service of, the actuarial present value of the accumulated benefits for, and payments during the last fiscal year to each NEO under the Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan. For a more detailed description of the Pension Plan, see “Pension Plan” on page 108.

Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
Joel S. Marcus	28	—	—
Peter M. Moglia	24	932,353	—
Stephen A. Richardson	22	989,929	—
Dean A. Shigenaga	21	982,243	—
Daniel J. Ryan	11	718,162	—
Hunter L. Kass	4	75,000	—
John H. Cunningham	15	412,879	—

(1)The present value of the accumulated benefits represents the present value of the accrued benefits in each NEO’s account under the Pension Plan.

2021 Nonqualified Deferred Compensation Table

The following table discloses contributions, earnings, and balances under the nonqualified deferred compensation plan for each of the NEOs:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Joel S. Marcus	1,136,739	—	1,600,851	—	16,735,613
Peter M. Moglia	—	—	—	—	—
Stephen A. Richardson	—	—	45,360	(151)	243,662
Dean A. Shigenaga	575,000	—	117,101	—	3,243,653
Daniel J. Ryan	—	—	1,652,131	—	5,450,391
Hunter L. Kass	—	—	—	—	—
John H. Cunningham	—	—	—	—	—
(1)All contributions in this column are also included as compensation to the NEOs in the “Salary” and “Bonus” columns of the “Summary Compensation Table” for 2021 on page 111.
(2)Aggregate earnings include above-market gains/preferential earnings and below-market losses as shown for each NEO in the table under footnote 2 to the “Summary Compensation Table” on page 111. Below-market losses are excluded from the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.” Advisory fees paid to the plan administrator have been deducted from aggregate earnings reported in this column.
(3)The following amounts included in this column have been reported as compensation to the NEOs in the “Summary Compensation Table” for 2020 and 2019 as follows (excluding Hunter L. Kass and 2019 for John H. Cunningham, who became NEOs beginning in 2021 and 2020, respectively):

	Executive Contributions by Year ($)
Name	2020	2019
Joel S. Marcus	988,454	1,013,530
Peter M. Moglia	—	—
Stephen A. Richardson	—	—
Dean A. Shigenaga	550,000	525,000
Daniel J. Ryan	—	231,250
John H. Cunningham	—	N/A

The Company has in place the DC Plan, which is an unfunded plan designed to permit compensation deferrals for a select group of the Company’s management or highly compensated employees. Eligibility to participate in the DC Plan is limited to employees of the Company who (i) qualify as accredited investors under the Securities Act, (ii) fall within a select group of management or highly compensated employees for purposes of ERISA, and (iii) are selected and designated as eligible to participate by the Company with respect to a plan year based on their level of responsibility and anticipated compensation levels for such plan year.

2022 Proxy Statement	116

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Under the DC Plan, a participant may elect annually to defer up to 70% of the participant’s salary, 70% of the participant’s eligible earned leasing incentive compensation (if applicable), and up to 100% of the participant’s cash incentive award, provided that the minimum deferral amount of any cash incentive award be $10,000 and the aggregate minimum deferral amount of any salary and cash incentive award be $10,000. A participant must generally make deferral elections during an election period that is prior to the beginning of the plan year in which the related compensation is earned. The Company may permit a newly eligible participant to make a deferral election within the first 30 days of first becoming eligible to participate in the plan with respect to compensation earned during the portion of the plan year after such election becomes irrevocable.

Participants’ deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds, other publicly traded securities, and certain private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts as elected by the participants. The mutual funds, other publicly traded securities, and certain other private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts under the DC Plan may change from time to time. Participants may change their deemed investment selections prospectively on a daily basis by contacting the advisor associated with the DC Plan.

Except with respect to certain VIP Grandfathered Amounts (defined below), a participant may elect to receive amounts deferred under the DC Plan on a date specified by the participant or upon the termination of such participant’s service with the Company. With respect to amounts deferred prior to January 1, 2005, such amounts will be distributed in a single lump sum upon termination. With respect to amounts deferred after January 1, 2005 (“409A Non-Grandfathered Amounts”), if such termination is for any reason other than death or disability, such amounts will be in accordance with the participant’s election in either a lump sum or in up to 15 annual installments, which payments either commence immediately upon termination or on the fifth anniversary of termination in accordance with the participant’s election, provided that no payment is made prior to the six-month anniversary of termination. If the participant’s termination is due to death or disability, amounts are distributed immediately in a single lump sum. In addition, if a Change of Control (as defined under the DC Plan) occurs prior to any such date specified by the participant for distribution or the participant’s termination of service, payment of any vested 409A Non-Grandfathered Amounts will be made in a lump sum as soon as administratively feasible following the Change of Control.

A participant’s account under the DC Plan may include amounts that were initially deferred under the Company’s 2000 Venture Investment Deferred Compensation Plan (the “VIP”) prior to January 1, 2005, as adjusted for any gains and losses credited to such amounts (“VIP Grandfathered Amounts”). Any such vested amounts will be distributed to participants upon the occurrence of certain distribution events related to the investments designated by the Company for the deemed investment of such amounts, except that such amounts will continue to be deferred under the DC Plan if the participant made an election at the time of initial deferral of such amounts under the VIP to further defer such amounts under the DC Plan following a distribution event and the participant has not terminated employment prior to the distribution event.

With respect to amounts that are attributable to deferrals made under the DC Plan prior to January 1, 2005, as adjusted for any gains and losses credited to such amounts (“409A Grandfathered Amounts”), other than any VIP Grandfathered Amounts, a participant may elect to receive an early distribution of any such vested amounts if he or she experiences an Unforeseeable Emergency (as defined in the DC Plan). In addition, a participant may elect to receive an early distribution of any vested 409A Grandfathered Amounts, other than any VIP Grandfathered Amounts, credited to the participant’s account for any reason, provided that the amount distributed will be equal to 90% of the amount elected by the participant and the remaining 10% of the amount elected by the participant will be forfeited by the participant. During 2021, the Company did not contribute any amount to participants’ accounts under the DC Plan in addition to the compensation deferred by the participants.

2022 Proxy Statement	117

Potential Payments Upon Termination or Change in Control

The discussion and tables below provide information regarding the incremental amount of compensation, if any, that would be paid to each of the NEOs of the Company under various termination scenarios or a change in control.

Mr. Marcus

The Marcus Employment Agreement provides that, in the event of a termination by the Company without Cause, by Mr. Marcus for Good Reason, or on account of Mr. Marcus’s death or Permanent Disability (as such terms are defined in the Marcus Employment Agreement), Mr. Marcus will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; (iv) any deferred compensation; (v) a pro rata cash incentive bonus for the portion of the year in which the termination occurs; (vi) a severance payment equal to the sum of (1) Mr. Marcus’s base salary, as in effect immediately prior to the date Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman, plus (2) an amount equal to Mr. Marcus’s cash incentive bonus payable at the target level of performance for the fiscal year ending immediately prior to the date Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman or, if higher, for the prior fiscal year; (vii) continued participation in the Company’s medical and dental benefit plans for the three-year period following the date of termination, or, if earlier, until Mr. Marcus enrolls in a plan of another employer under which he is entitled to receive such benefits; (viii) continuation of the term life insurance and executive/premium long-term care policy the Company provides to Mr. Marcus for the three-year period following the date of termination; (ix) payment of full salary in lieu of all accrued but unused vacation; (x) outplacement services for 180 days following the date of termination; (xi) full and immediate vesting of all outstanding and unvested equity or equity-based compensation awards, the vesting of which otherwise depends only upon the passage of time; (xii) to the extent that the applicable personal, corporate, or other performance goals are ultimately satisfied, the vesting of all awards of equity or equity-based compensation, the vesting of which otherwise depends upon the satisfaction of personal, corporate, or other performance criteria; (xiii) exercisability of all outstanding stock options for their full terms; (xiv) to the extent an annual restricted stock award has not been made with respect to the fiscal year prior to the fiscal year in which the termination occurs, a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs; and (xv) a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs. If Mr. Marcus’s termination is for any reason other than for Cause, he will be entitled to receive the benefits described in the foregoing clauses (xi), (xii) and (xiii) for (A) any such awards granted on or prior to January 15, 2019, and (B) any such awards granted after January 15, 2019, if such termination occurs after attainment of age 77.

If Mr. Marcus is terminated by the Company for Cause, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; and (iv) any deferred compensation.

If Mr. Marcus terminates his employment other than for Good Reason, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; and (iv) any deferred compensation. In addition, if Mr. Marcus terminates his employment other than for Good Reason or if Mr. Marcus’s termination is for any reason other than for Cause, he will be entitled to receive the following: (i) continued participation in the Company’s medical and dental benefit plans for the three-year period following the date of termination, or, if earlier, until Mr. Marcus enrolls in the plan of another employer under which he is entitled to receive such benefits; (ii) payment of full salary in lieu of all accrued but unused vacation; (iii) to the extent an annual restricted stock award has not been made with respect to the fiscal year prior to the fiscal year in which the termination occurs, a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs; and (iv) a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs.

2022 Proxy Statement	118

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

The Marcus Employment Agreement also provides that, upon a Change in Control (as defined in the agreement), (i) any and all equity or equity-based awards granted before January 1, 2015, the vesting of which depends only upon the passage of time, will vest; (ii) any and all equity or equity-based awards granted before January 1, 2015, the vesting of which depends upon the satisfaction of performance criteria, shall vest in an amount equal to (A) the amount of the award that would have been earned if the target level of performance had been achieved, multiplied by (B) a fraction, (x) the numerator of which is the number of days during the performance period on which Mr. Marcus was employed and (y) the denominator of which is the number of days in the performance period, and (iii) any and all options granted before January 1, 2015, will be exercisable for their full terms. The Marcus Employment Agreement provides that accelerated vesting upon a Change in Control will not apply to an award granted on or after January 1, 2015, which is substituted in the event of a Change in Control with an alternative award (i) in respect of stock which is actively traded on an established U.S. securities market, (ii) which vests on the applicable regularly scheduled vesting date or dates (without regard to performance) of the pre-Change in Control award, or an earlier vesting date or dates, subject only to continued service through such date or dates other than as provided in the Marcus Employment Agreement, (iii) which provides Mr. Marcus with rights, terms, and conditions substantially equivalent to or better than those of the pre-Change in Control award, and (iv) which is the economic equivalent of the pre-Change in Control award, all as further described in the Marcus Employment Agreement. Any such alternative awards will be subject following a Change in Control to the provision of the Marcus Employment Agreement generally applicable upon a termination of employment, i.e., double-trigger vesting upon a severance-qualifying termination.

The Marcus Employment Agreement provides that if payments provided to Mr. Marcus under the Marcus Employment Agreement would constitute a “parachute payment” within the meaning of Section 280G of the Code, then Mr. Marcus is entitled to receive (i) an amount limited so that no portion thereof shall be subject to an excise tax under Section 4999 of the Code (the “Limited Amount”) or (ii) if the amount otherwise payable under the Marcus Employment Agreement reduced by the excise tax imposed by Section 4999 of the Code is greater than the Limited Amount, the amount otherwise payable under the Marcus Employment Agreement.

50 and 60 Binney Street, Cambridge, Greater Boston

2022 Proxy Statement	119

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

Other Named Executive Officers

The Executive Employment Agreements with Messrs. Moglia, Richardson, Shigenaga, Ryan, Kass, and Cunningham provide that if the executive’s employment is terminated for any reason (including termination by the Company for Cause (as defined in the applicable agreement) or resignation by the executive without Good Reason (as defined in the applicable agreement), the executive will be entitled to receive all accrued and unused vacation and unpaid base salary earned through his last day of employment. In addition, if the executive terminates employment for any reason, other than a termination by the Company for Cause, after the end of a bonus year and prior to the date when bonuses for such year are paid by the Company to senior executives, then the executive will receive the same cash bonus that would have been awarded in the absence of such termination.

The Executive Employment Agreements with Messrs. Moglia, Richardson, Shigenaga, Ryan, Kass, and Cunningham provide that if the Company terminates the executive’s employment without Cause or the executive resigns for Good Reason not in connection with a Change in Control (as defined in the applicable agreement), the executive is entitled to receive severance generally equal to one year of base salary and a cash incentive bonus equal to the cash incentive bonus the executive earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination), provided that if the termination is on or after a Change in Control, the amount of the cash incentive bonus will in no event be lower than the highest actual cash bonus amount received by the executive for the two years preceding the year in which the Change in Control occurs.

These agreements further provide that if, upon or within two years following a Change in Control, the Company terminates the agreement without Cause or the executive terminates the agreement for Good Reason, the executive is entitled to receive severance generally equal to a multiple of the sum of one year of his base salary plus the cash incentive bonus amount earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination), provided that the cash incentive bonus amount will in no event be lower than the highest actual cash bonus amount received by the executive for the two years preceding the year in which the Change in Control occurs. The multiple for Messrs. Moglia, Richardson, Shigenaga, and Ryan is 2.0x, and the multiple for Messrs. Kass and Cunningham is 1.5x.

In addition, these agreements provide that if the Company terminates the executive’s employment without Cause or the executive resigns for Good Reason (either not in connection with a Change in Control or upon or within two years following a Change in Control), (i) all of the executive’s unvested equity awards will vest on the last day of employment, except that for any such awards granted to Messrs. Moglia or Richardson, the vesting of which otherwise depends upon the satisfaction of personal, corporate, or other performance criteria, such accelerated vesting will be provided to the extent that the applicable personal, corporate, or other performance goals are ultimately satisfied; and (ii) the executive will receive (A) a prorated grant of fully vested stock based on the Company’s grant to him for the prior year and the number of days employed in the year of termination and (B) an additional grant of fully vested stock equal to the higher of the number of shares of restricted stock that the Company had determined to grant to the executive for the prior year, but had not yet granted as of termination, or the average number of shares of restricted stock granted to the executive for the second, third, and fourth years prior to the year in which the executive’s employment terminates, except that the number of shares subject to such additional grant will be reduced by any shares the executive already received for the prior year.

The Executive Employment Agreements of Messrs. Moglia, Richardson, Shigenaga, Ryan, Kass, and Cunningham also provide that if the Company terminates the executive’s employment without Cause, or the executive terminates his employment for Good Reason (either not in connection with a Change in Control or upon or within two years following a Change in Control), the Company will pay the applicable premiums for the executive’s continued coverage under the Company’s health insurance plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) or provide a taxable payment calculated such that the after-tax amount of the payment would be equal to the applicable COBRA health insurance premiums if the Company determines that it cannot pay COBRA premiums without a substantial risk of violating applicable law, in each case for 12 months after the executive’s last day of employment with the Company, or if earlier, until the executive becomes entitled to receive similar health insurance coverage from another employer.

These agreements also provide that if the agreement terminates upon the executive’s death or Disability (as defined in the agreement), the Company shall provide the executive (or his beneficiaries or estate, as the case may be) with the same severance benefits as payable upon a termination by the Company without Cause or a resignation by the executive for Good Reason not in connection with a Change in Control.

The table below reflects the amount of compensation and benefits payable to Mr. Marcus under the Marcus Employment Agreement and to each other NEO under his respective Executive Employment Agreement, in each case pursuant to the 1997 Incentive Plan in the event of each scenario listed in the table below. The amounts shown in the table below assume that the termination was effective as of December 31, 2021. The table does not include the pension benefits or nonqualified deferred compensation that would be paid to the NEO, which are set forth in the “Pension Benefits Table” and “2021 Nonqualified Deferred Compensation Table” on page 116. In addition, the table does not include the value of vested restricted stock as of December 31, 2021. Because the payments to be made to the NEO depend on several factors, the actual amounts to be paid out upon the NEO’s termination of employment can be determined only at the time of his separation from the Company.

2022 Proxy Statement	120

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

Name of Executive Cause of Termination	Cash Severance Payment ($)	Pro Rata Bonus ($)	Restricted Stock Grants ($)	Acceleration of Equity Awards ($)(1)	Continued Participation in Medical & Dental Benefit Plans ($)	Accrued Vacation ($)	Total ($)
Joel S. Marcus
Without Cause/for Good Reason	5,450,000	2,430,000	16,832,068	27,346,936	1,265,898	259,250	53,584,152
Death or Disability	5,450,000	2,430,000	16,832,068	27,346,936	1,265,898	259,250	53,584,152
For Cause/other than Good Reason	—	—	—	—	—	259,250	259,250

Peter M. Moglia
Without Cause/for Good Reason (CIC)	4,417,500	N/A	7,010,994	26,929,109	39,426	92,274	38,489,303
Without Cause/for Good Reason (no CIC)	2,208,750	N/A	7,010,994	26,929,109	39,426	92,274	36,280,553
Death or Disability	2,208,750	N/A	7,010,994	26,929,109	39,426	92,274	36,280,553
For Cause/other than Good Reason	—	N/A	—	—	—	92,274	92,274

Stephen A. Richardson
Without Cause/for Good Reason (CIC)	4,417,500	N/A	7,010,994	26,929,109	39,217	43,128	38,439,948
Without Cause/for Good Reason (no CIC)	2,208,750	N/A	7,010,994	26,929,109	39,217	43,128	36,231,198
Death or Disability	2,208,750	N/A	7,010,994	26,929,109	39,217	43,128	36,231,198
For Cause/other than Good Reason	—	N/A	—	—	—	43,128	43,128

Dean A. Shigenaga
Without Cause/for Good Reason (CIC)	3,610,000	N/A	6,263,598	21,467,927	42,640	88,047	31,472,212
Without Cause/for Good Reason (no CIC)	1,805,000	N/A	6,263,598	21,467,927	42,640	88,047	29,667,212
Death or Disability	1,805,000	N/A	6,263,598	21,467,927	42,640	88,047	29,667,212
For Cause/other than Good Reason	—	N/A	—	—	—	88,047	88,047

Daniel J. Ryan
Without Cause/for Good Reason (CIC)	3,350,000	N/A	5,627,573	19,503,203	34,569	99,375	28,614,720
Without Cause/for Good Reason (no CIC)	1,675,000	N/A	5,627,573	19,503,203	34,569	99,375	26,939,720
Death or Disability	1,675,000	N/A	5,627,573	19,503,203	34,569	99,375	26,939,720
For Cause/other than Good Reason	—	N/A	—	—	—	99,375	99,375

Hunter L. Kass
Without Cause/for Good Reason (CIC)	1,875,000	N/A	3,693,459	10,400,861	39,357	22,452	16,031,129
Without Cause/for Good Reason (no CIC)	1,250,000	N/A	3,693,459	10,400,861	39,357	22,452	15,406,129
Death or Disability	1,250,000	N/A	3,693,459	10,400,861	39,357	22,452	15,406,129
For Cause/other than Good Reason	—	N/A	—	—	—	22,452	22,452

John H. Cunningham
Without Cause/for Good Reason (CIC)	1,590,000	N/A	3,068,826	9,921,943	46,807	61,847	14,689,423
Without Cause/for Good Reason (no CIC)	1,060,000	N/A	3,068,826	9,921,943	46,807	61,847	14,159,423
Death or Disability	1,060,000	N/A	3,068,826	9,921,943	46,807	61,847	14,159,423
For Cause/other than Good Reason	—	N/A	—	—	—	61,847	61,847

(1)Represents the value of unvested restricted stock awards based on the closing market price of the Common Stock of $222.96 per share on December 31, 2021, that would vest on an accelerated basis upon the occurrence of certain events. Includes acceleration of vesting for performance-based awards assuming target performance was achieved on the assumed date of termination on December 31, 2021. As of December 31, 2021, none of the executives held stock options.

2022 Proxy Statement	121

CEO Pay Ratio

Under SEC rules, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Executive Chairman, Mr. Marcus, and our Co-CEOs, Messrs. Moglia and Richardson (the “CEO Pay Ratio”). Set forth below is a description of the methodology, including material assumptions, adjustments, and estimates, we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•We identified the median employee using our employee population on December 31, 2021. As of December 31, 2021, we had a total population of 559 employees, including full-time, part-time, and temporary employees. From this full population, we excluded our Executive Chairman and Co-CEOs and four employees located in China, and arrived at a population consisting of 552 employees, from which we identified the median total compensation of all employees other than our Executive Chairman and Co-CEOs.

•We identified the median employee by considering the following three elements of compensation: 2021 base salary, discretionary bonus earned in 2021, and equity awards granted in 2021 (at the grant date fair value). For permanent employees (full-time and part-time) hired after January 1, 2021, we annualized the aforementioned components.

Using the methodology described above, we selected the median of our employee population. For fiscal year 2021, the annual total compensation of our median employee was $176,113, and the annual total compensation of Messrs. Marcus, Moglia, and Richardson was $12,701,393, $8,274,131, and $8,320,228, respectively. Based on this information, the ratio of the annual total compensation of Mr. Marcus to the median of the annual total compensation of all employees other than our Executive Chairman and Co-CEOs was 72 to 1, and the ratio of the annual total compensation of each of Messrs. Moglia and Richardson to the median of the annual total compensation of all employees other than our Executive Chairman and Co-CEOs was 47 to 1. The annual total compensation of Messrs. Marcus, Moglia, and Richardson presented for this purpose is equal to the compensation reported for them in the “Summary Compensation Table” on page 111.

The CEO Pay Ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

2022 Proxy Statement	122

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of Common Stock as of March 15, 2022, by (i) each of the Company’s directors, (ii) each of the Company’s NEOs, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company’s directors, NEOs, and principal stockholders. Except as otherwise indicated, the Company believes, based on such information, that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, other than restricted stock, as to which beneficial owners have sole voting power but no dispositive power, subject to community property laws where applicable.

	Number of Shares Beneficially Owned(2)

Name and Address of Beneficial Owner(1)	Number	Percent
Named Executive Officers and Directors
Joel S. Marcus(3)	318,966	*
Peter M. Moglia	174,455	*
Stephen A. Richardson	177,939	*
Dean A. Shigenaga	146,942	*
Daniel J. Ryan	142,868	*
Hunter L. Kass	40,661	*
John H. Cunningham	54,372	*
Steven R. Hash(4)	7,617	*
James P. Cain(5)	1,740	*
Cynthia L. Feldmann(6)	—	*
Maria C. Freire, Ph.D.	5,311	*
Jennifer Friel Goldstein	2,659	*
Richard H. Klein	12,912	*
Michael A. Woronoff(7)	1,400	*
Executive officers and directors as a group (25 persons)	1,535,857	*
Five Percent Stockholders
The Vanguard Group, Inc.(8)	23,783,205	14.87%
BlackRock, Inc.(9)	14,913,187	9.33%
Norges Bank (The Central Bank of Norway)(10)	13,487,741	8.43%
State Street Corporation(11)	9,241,408	5.78%

*less than 1%.
(1)Unless otherwise indicated, the business address of each beneficial owner is c/o Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101.
(2)Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 15, 2022. Percentage ownership is based on 159,920,471 shares of Common Stock outstanding on March 15, 2022.
(3)All shares are held by the Joel and Barbara Marcus Family Trust, of which Mr. Marcus is the trustee.
(4)As of March 15, 2022, Mr. Hash also held 7,802 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company's Common Stock within 60 days after March 15, 2022 and therefore were not included in the number of shares beneficially owned by Mr. Hash.
(5)As of March 15, 2022, Mr. Cain also held 3,568 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company’s Common Stock within 60 days after March 15, 2022 and therefore were not included in the number of shares beneficially owned by Mr. Cain.
(6)Ms. Feldmann was appointed to the Board on March 24, 2022. As of March 15, 2022, Ms. Feldmann did not beneficially own any of the Company’s Common Stock.

2022 Proxy Statement	123

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(7)All 1,400 shares are held by The Michael and Julianne Woronoff Family Trust, of which Mr. Woronoff is the trustee. In addition, as of March 15, 2022, Mr. Woronoff held 8,430 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company’s Common Stock within 60 days after March 15, 2022, and therefore were not included in the number of shares beneficially owned by Mr. Woronoff.
(8)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 9, 2022, by the Vanguard Group, Inc. (“Vanguard”). Address: 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. According to the Schedule 13G/A, Vanguard has shared voting power over 378,992 shares. Vanguard has sole and shared dispositive power over 23,049,701 and 733,504 shares, respectively.
(9)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 1, 2022, by BlackRock, Inc. Address: 55 East 52nd Street, New York, New York 10055. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 12,922,581 shares and sole dispositive power over 14,913,187 shares.
(10)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 8, 2022, by Norges Bank. Address: Bankplassen 2, P.O. BOX 1179 Sentrum, NO 0107, Oslo, Norway. According to the Schedule 13G/A, State Street Corporation has sole voting power over 13,487,741 shares and sole dispositive power over 13,487,741 shares.
(11)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 10, 2022, by State Street Corporation. Address: One Lincoln Street, Boston, Massachusetts 02111. According to the Schedule 13G/A, State Street Corporation has shared voting power over 7,436,038 shares and shared dispositive power over 9,128,518 shares.

Alexandria Center® for Life Science – New York City, New York City

2022 Proxy Statement	124

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), specifically incorporates it by reference into a filing.

The Audit Committee of the Board of Directors of the Company (the “Board”) comprises three directors and acts under a written charter adopted and approved by the Board. Each member of the Audit Committee has been determined by the Board to be an independent director in conformity with the listing standards of the New York Stock Exchange and regulations of the Securities and Exchange Commission.

Management has the primary responsibility for the Company’s financial statements and reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The limitations inherent in the oversight role of a committee of the Board, however, do not provide the Audit Committee with a basis independent of management and the Company’s independent registered public accountants to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company’s internal control procedures designed to ensure compliance with accounting standards and applicable laws and regulations have been appropriately implemented.

The Audit Committee reviewed the Company’s audited financial statements and discussed them with management and the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; has received the written disclosures and the letter from the independent registered public accountants required by the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence; and discussed with the independent registered public accountants their independence from the Company and its management. The Audit Committee further considered whether the independent registered public accountants’ provision of non-audit services to the Company is compatible with the auditors’ independence.

The Audit Committee met with the internal and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee met with the Executive Chairman, the
Co-Chief Executive Officers, and the Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company’s financial statements and the effectiveness of the Company’s system of disclosure controls and procedures.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2021.

AUDIT COMMITTEE
Richard H. Klein, Chair Jennifer Friel Goldstein Steven R. Hash Michael A. Woronoff

2022 Proxy Statement	125

PROPOSAL 4 — APPROVAL OF THE AMENDMENT OF CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has unanimously adopted and declared advisable a proposal to amend Article VI, Section 6.1 of the charter of the Company (as currently in effect, the “Charter”) to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares and to make a corresponding increase in the dollar amount of the aggregate par value of all our authorized shares of stock having par value.

If this amendment is approved by the stockholders, Article VI, Section 6.1 of the Charter will be amended to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares, and correspondingly to increase the aggregate par value of authorized shares of stock having par value by $2,000,000, based on the $0.01 par value per share of our common stock.

If this Proposal 4 is approved by our stockholders, Articles of Amendment incorporating the amendment described above (the “Articles of Amendment”) will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and the amendment to Article VI, Section 6.1 of the Charter described above will be effective upon the acceptance for record of the Articles of Amendment by the SDAT.

The description below summarizes the purpose and potential risks of the proposed amendment to our Charter.

Increase in Authorized Common Stock

Background

Article VI, Section 6.1 of the Charter, as amended in May 2017, authorizes the Company to issue 200,000,000 shares of common stock. As of the close of business on March 31, 2022, the record date, there were 163,217,991 shares of common stock issued and outstanding and 13,707,263 shares of common stock reserved for potential future issuances under the 1997 Incentive Plan, our “at-the-market” common stock offering program, and outstanding forward equity agreements. The aforementioned reserve of 13,707,263 shares of common stock does not include the increase in the aggregate number of shares of Common Stock available for grants under the Amended 1997 Incentive Plan of 2,000,000 shares subject to approval by the Company’s stockholders, as described within Proposal 2 of this Proxy Statement.

The Board therefore recommends that Article VI, Section 6.1 of the Charter be amended to increase the number of shares of common stock that we are authorized to issue from 200,000,000 to 400,000,000 shares and to make a corresponding change to Article VI, Section 6.1 to increase the dollar amount of the aggregate par value of all of our authorized stock having par value.

Purpose of Amendment

Since our inception, the Company has issued common stock primarily in underwritten public offerings and, through our ATM common stock offering program. The proceeds of these issuances have been used to fund property acquisitions and development and redevelopment activity, reduce amounts outstanding under our existing credit facilities, for working capital and for general corporate purposes. The Company has also issued shares of common stock (in the form of restricted stock) under the Amended and Restated 1997 Stock Award and Incentive Plan to compensate officers, employees, consultants and directors for the Company’s performance and to attract, retain and motivate top management talent. The Board believes that the availability of additional shares is essential for the Company to successfully pursue our investment strategy. It will also enhance the Company’s flexibility in connection with general corporate purposes, such as equity offerings and acquisitions.

Although there are no present agreements, plans, arrangements, commitments, or understandings with respect to the issuance of additional shares of common stock, the newly authorized shares of common stock could be issued at such times and for such corporate purposes as the Board may deem advisable without further action by our stockholders, except as may be required by Maryland law or by the rules of the NYSE or any other stock exchange or national securities association trading system on which our common stock may be listed or traded. In this regard, stockholder approval of equity compensation plans would be required for new equity compensation plans or to increase the number of shares of common stock available under existing equity compensation plans, and various rules of the SEC and the Internal Revenue Service would make stockholder approval of such an arrangement very desirable in many cases. Subject to such stockholder approvals, the Board could authorize the issuance of these shares of common stock for any corporate purpose that the Board deems advisable, which may include capital-raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation and incentive plans, employee stock plans and savings plans, and acquisitions of individual properties or portfolios of multiple properties.

2022 Proxy Statement	126

Capital-raising is an essential part of the Company’s investment strategy. If the Company is unable to issue additional shares of common stock, or securities convertible into common stock, (1) we may have difficulty raising funds to complete future investments or meet obligations and commitments as they mature (depending on our access to other sources of capital), and/or (2) we may be forced to limit future investments or alter our capitalization structure and increase leverage in order to finance future investments and obligations. These adjustments to the Company’s investment strategy may limit our ability to generate earnings growth and increase stockholder value. Therefore, the Board has determined it advisable and in the best interests of the Company to amend the Charter to increase the authorized number of shares of common stock.

Potential Risks of the Amendment

The additional authorized shares of common stock, if any when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to common stock issuances. Accordingly, any issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of our common stock. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share, FFO per share and on the equity and voting power of existing holders of our common stock. The Board recognizes the potential dilutive impact issuing additional shares will have on the outstanding shares and believes that the proposed increase in the authorized shares of common stock strikes an appropriate balance between advancing its investment strategy and minimizing dilution.

The availability for issuance of additional shares of common stock could enable the Board to render more difficult or discourage an attempt to obtain control of the Company. For example, by increasing the number of outstanding shares, the interest of the party attempting to gain control of the Company could be diluted. Also, the additional shares could be used to render more difficult a merger or similar transaction. The Board is not aware of any attempt, or contemplated attempt, to obtain control of the Company. The proposed increase in the number of authorized shares of common stock is not being presented with the intent that it be used to prevent or discourage an attempt to obtain control of the Company. However, nothing would prevent the Board from taking any appropriate actions consistent with what the Board determines is in the best interests of the Company. Further, in order to protect the Company’s status as a real estate investment trust, the Company’s Charter provides that no person may acquire securities that would result in the direct or indirect beneficial ownership of more than 9.8% in value of the Company’s outstanding capital stock by such person (unless an exemption is granted to such person by the Board). Consequently, the approval of the proposed amendment should have little incremental effect in discouraging unsolicited takeover attempts.

If this proposed amendment is approved, all or any of the authorized shares of common stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro rata basis to all current stockholders would reduce current stockholders’ proportionate interests. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

No Dissenters’ Rights

Under Maryland law, stockholders are not entitled to dissenters’ rights of appraisal with respect to this Proposal 4.

Required Vote and Board’s Recommendation

The affirmative vote of a majority of the votes entitled to be cast on the proposal is required for approval of Proposal 4. The Board believes that approval of Proposal 4 is in the Company’s best interests for the reasons stated above.

The Board unanimously recommends a vote FOR Proposal 4.

2022 Proxy Statement	127

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP to be the Company’s independent registered public accountants for the year ending December 31, 2022. Ernst & Young LLP has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of Ernst & Young LLP are expected to attend the 2022 Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions.

Before appointing Ernst & Young LLP, the Audit Committee carefully considered Ernst & Young LLP’s qualifications, including the firm’s performance as independent registered public accountants for the Company in prior years and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2022 Annual Meeting to vote upon the ratification of the appointment of Ernst & Young LLP. If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint a different independent registered public accounting firm at any time during the 2022 fiscal year if it concludes that such a change would be in the best interests of the Company. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Ernst & Young LLP.

Fees Billed by Independent Registered Public Accountants
The SEC requires disclosure of the fees billed by the Company’s independent registered public accountants for certain services. All audit and non-audit services were preapproved by the Audit Committee. The following table sets forth the aggregate fees billed by Ernst & Young LLP for services related to fiscal years 2021 and 2020:

Description	2021	2020
Audit Fees	$2,649,950	$2,361,750
Audit-Related Fees	—	—
Tax Fees	1,228,537	979,420
All Other Fees	3,600	3,535
Total	$3,882,087	$3,344,705
Audit fees include amounts billed to the Company related to the audit of the Company’s consolidated financial statements, the review of the Company’s quarterly financial statements, and other services provided in connection with statutory and regulatory filings, including real estate joint ventures. Audit fees for 2021 also include fees related to our (i) issuance of long-term unsecured senior notes payable aggregating $1.75 billion, (ii) sales of Common Stock under forward equity sales agreements, (iii) sales of Common Stock under our ATM common stock program, and (iv) audit procedures related to upgrade implementation and testing of our accounting software. Tax fees in 2021 represent tax return preparation and compliance services. All other fees include amounts related to our subscription to Ernst & Young LLP’s technical research database.

Audit fees for 2020 include fees related to (i) issuance of long-term unsecured senior notes payable aggregating $1.7 billion, (ii) sales of Common Stock under forward equity sales agreements, (iii) sales of Common Stock under our ATM common stock program, and (iv) statutory and regulatory filings related to our 18 real estate joint ventures. Tax fees in 2020 represent tax return preparation and compliance services. All other fees include amounts related to our subscription to Ernst & Young LLP’s technical research database.

Audit Committee Preapproval Policy
The Audit Committee approves, prior to engagement, all audit and non-audit services provided by Ernst & Young LLP and all fees to be paid for such services. All services are considered and approved on an individual basis. In its preapproval and review of non-audit services, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Required Vote and Board’s Recommendation
The affirmative vote of a majority of the votes cast on the matter at the 2022 Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

The Board unanimously recommends a vote FOR Proposal 5.

2022 Proxy Statement	128

OTHER INFORMATION

Annual Report on Form 10-K and Financial Statements and Committee and Corporate Governance Materials of the Company

Copies of the Company’s Annual Report filed with the SEC on Form 10-K for the fiscal year ended December 31, 2021, including the Company’s consolidated financial statements and schedules, will be mailed to interested stockholders, without charge, upon written request. Exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, will be provided upon written request and payment to the Company for the cost of preparing and distributing those materials. Written requests should be sent to Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101, Attention: Investor Relations. The current charters of the Board’s Audit, Compensation, and Nominating & Governance Committees, along with the Company’s Corporate Governance Guidelines and Business Integrity Policy, are available on the Company’s website at www.are.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on Tuesday, May 17, 2022

The Notice of Annual Meeting of Stockholders and Proxy Statement, the form of proxy card, the Company’s 2021 Annual Report to Stockholders, and directions on how to attend the annual meeting and vote in person or by proxy are available at https://investor.are.com/financial-information/proxy/.

Stockholder Proposals and Director Nominations for the Company’s 2023 Annual Meeting

Stockholder Proposals Under SEC Rule 14a-8

Stockholder proposals that are submitted for possible inclusion in the Company’s proxy statement for the Company’s 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company, in writing, no later than 5:00 p.m. Pacific Time on December 19, 2022, in order to be considered for inclusion in the Company’s proxy materials for that annual meeting. Any proposals received after 5:00 p.m. Pacific Time on December 19, 2022, will be considered untimely and will not be considered for inclusion in the Company’s proxy materials for the next annual meeting.

Proxy Access

If a stockholder (or a group of up to 20 stockholders) that has owned at least three percent of our shares continuously for at least three years and has complied with the other requirements set forth in in our Bylaws wants us to include director nominees in our proxy statement for the 2023 annual meeting of stockholders, the nominations must be received by the Secretary of the Company and must arrive at the Company in a timely manner, between 120 and 150 days prior to the anniversary of this year’s Proxy Statement, or not earlier than November 21, 2022, and not later than 5:00 p.m. Pacific Time on December 19, 2022.

Advance Notice

In addition, if a stockholder wishes to nominate someone for election as director of the Company or propose business at an annual meeting of stockholders that is not to be included in our proxy statement, the stockholder must comply with the advance notice and other requirements set forth in the Company’s current Bylaws for the nomination or business proposal to be eligible to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such nomination or proposal must, with certain exceptions if the date of the 2023 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s annual meeting, be submitted to the Secretary of the Company at least 120 days and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement, or not earlier than November 21, 2022, and not later than 5:00 p.m. Pacific Time on December 19, 2022.

2022 Proxy Statement	129

OTHER INFORMATION (continued)
Communicating With the Board

The Board has designated Steven R. Hash, the Lead Director of the Board, as the contact person for communications between the Company’s stockholders and other interested parties, on the one hand, and the Board or the independent directors as a group, on the other hand. Stockholders and other parties interested in communicating with the Board or with the independent directors of the Company may do so by writing to Steven R. Hash, Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101.

Other Information

Proxy authorizations submitted via telephone or the Internet must be received by 11:59 p.m. Eastern Time on May 16, 2022. To authorize a proxy via telephone or the Internet, please read the instructions on the enclosed proxy card. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder. Submission of a proxy, or a failure to submit a proxy by the above deadline, will not prevent you from voting in person at the 2022 Annual Meeting so long as you are a record holder of shares of Common Stock or bring a “legal proxy” with you for shares owned beneficially by you in street name through a broker or other nominee. Obtaining a legal proxy may take several days.

Other Matters

The Board does not know of any other matter that will be brought before the annual meeting. However, if any other matter properly comes before the annual meeting, or any postponement or adjournment thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named in the proxy cards.

By Order of the Board

Jackie B. Clem General Counsel and Secretary

Pasadena, California
April 18, 2022

2022 Proxy Statement	130

Appendix I

ALEXANDRIA REAL ESTATE EQUITIES, INC.
AMENDED AND RESTATED
1997 STOCK AWARD AND INCENTIVE PLAN

ALEXANDRIA REAL ESTATE EQUITIES, INC.

AMENDED AND RESTATED
1997 STOCK AWARD AND INCENTIVE PLAN
Amendment and Restatement Adopted by Board of Directors: March 24, 2022
[Amendment and Restatement Approved by Stockholders: May 17, 2022]
1.    Purpose; Types of Awards; Construction.
The purpose of the Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan (the “Plan”) is to afford an incentive to selected officers, employees, and independent contractors (including non-employee directors) of Alexandria Real Estate Equities, Inc. (the “Company”), or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees or independent contractors (including non-employee directors), as the case may be, to increase their efforts on behalf of the Company, and to promote the success of the Company’s business. Pursuant to Section 6 of the Plan, there may be granted Restricted Stock, Other Stock-Based Awards, and Other Cash-Based Awards. The Plan is designed to comply with the conditions for exemption from short-swing profit recovery rules under Rule 16b-3 of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof.
2.    Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
    2.1    “Affiliate” means, at the time of determination, any entity if, at the time of determination, (i) the Company, directly or indirectly, owns at least fifty percent (50%) of the combined voting power of all classes of stock of such entity or at least fifty percent (50%) of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least fifty percent (50%) of the combined voting power of all classes of stock of the Company. The Board or Committee shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
    2.2    “Award” means any Restricted Stock, Other Stock-Based Award, or Other Cash-Based Award granted under the Plan.
    2.3    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
    2.4    “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
    2.5    “Board” means the Board of Directors of the Company.

    2.6    “Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company, a Subsidiary or an Affiliate defining such term. In the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (i) the Grantee’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) the Grantee’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company, a Subsidiary or an Affiliate; (iii) the Grantee’s intentional, material violation of any contract or agreement between the Grantee and the Company, a Subsidiary or an Affiliate or of any statutory duty owed to the Company, a Subsidiary or an Affiliate; (iv) the Grantee’s unauthorized use or disclosure of any confidential information or trade secrets of the Company, a Subsidiary or an Affiliate; or (v) the Grantee’s gross misconduct. As to a Grantee who does not have a written agreement described in the first sentence of this definition, the determination that a termination of a Grantee’s service with the Company, a Subsidiary or an Affiliate is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that a Grantee’s service with the Company, a Subsidiary or an Affiliate was terminated with or without Cause for purposes of any outstanding Awards held by the Grantee will have no effect upon any determination of the rights or obligations of the Company, Subsidiary or Affiliate or the Grantee for any other purpose.
    2.7    “Change of Control” shall mean the occurrence of any of the following events:
        (a)    Any Person (as such term is used in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; or
        (b)    The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election, or nomination for election was previously so approved or recommended; or
        (c)    There is consummated a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation in which the stockholders of the Company immediately prior to such merger or consolidation, continue to own, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least seventy-five percent (75%) of the combined voting power of the securities of the Company (or the surviving entity or any parent thereof) outstanding immediately after such merger or consolidation in substantially the same proportions as their ownership of the Company immediately prior to such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; or
        (d)    The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
    2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and guidance promulgated thereunder.
    2.9    “Committee” means the Board or the committee designated or established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3.
    2.10    “Company” means Alexandria Real Estate Equities, Inc., a corporation organized under the laws of the State of Maryland, or any successor corporation.

    2.11    “Disability” means, with respect to a Grantee, the inability of such Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.
    2.12    “Effective Date” means the effective date of this Plan document, which is March 24, 2022.
    2.13    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings, and cases.
    2.14    “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded on the date the Award is granted (or if the Stock is not traded on the exchange on the date the Award is granted, the closing sales price per share of Stock for the last preceding date on which there was a sale of such Stock on such exchange), or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith and in a manner that complies with Section 409A of the Code.
    2.15    “Good Reason” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company, a Subsidiary or an Affiliate defining such term. In the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following: (i) a material reduction in the Grantee’s base compensation; (ii) a material reduction in the Grantee’s authority, duties, or responsibilities; (iii) a relocation of the Grantee’s principal place of employment that increases the Grantee’s one-way commute by more than thirty-five (35) miles, except for required travel on the Company’s, Subsidiary’s or Affiliate’s business to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to a Change of Control; or (iv) any other action or inaction that constitutes a material breach by the Company, Subsidiary or Affiliate of the Grantee’s employment or other service agreement with the Company, Subsidiary or Affiliate; provided, however, that in order to qualify as a resignation for Good Reason, (x) the Grantee must provide written notice to the Company of the existence of any of the foregoing conditions that forms the basis for such resignation within ninety (90) days following its initial existence, (y) the Company must fail to remedy such condition within thirty (30) days following such notice, and (z) the Grantee’s termination of service with the Company, Subsidiary or Affiliate must occur within sixty (60) days following the Company’s failure to remedy such condition (and in no event later than one hundred eighty (180) days following the initial existence of such condition).
    2.16    “Grantee” means a person who, as an employee or independent contractor of the Company, a Subsidiary, or an Affiliate, has been granted an Award under the Plan, or if applicable, such other person who holds an outstanding Award under the Plan.
    2.17    “Involuntary Termination” means a termination of a Grantee’s service with the Company, a Subsidiary or an Affiliate as a result of either (i) a termination by the Company, Subsidiary or Affiliate without Cause and other than as a result of the Grantee’s death or Disability or (ii) the Grantee’s resignation for Good Reason.
    2.18    “Non-Employee Director” means any director of the Board who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of this Plan, such non-employee director shall be treated as an independent contractor.
    2.19    “Other Cash-Based Award” means cash awarded to a Grantee under Section 6.4, including cash awarded as a bonus or upon the attainment of specified performance objectives or otherwise as permitted under the Plan.
    2.20    “Other Stock-Based Award” means a right or other interest granted to a Grantee under Section 6.4 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including, but not limited to (1) unrestricted Stock awarded as a bonus or upon the attainment of specified performance objectives or otherwise as permitted under the Plan and (2) a right granted to a Grantee to acquire Stock from the Company for cash.
    2.21    “Plan” means this Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan, as amended from time to time.

    2.22    “Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6.2 that may be subject to certain restrictions and to a risk of forfeiture.
    2.23    “Retirement” means the termination of a Grantee’s service with the Company or a Subsidiary or Affiliate by retirement, as determined in accordance with the Company’s then current employment policies and guidelines.
    2.24    “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.
    2.25    “Securities Act” means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted, and applied by the regulations, rulings, and cases.
    2.26    “Stock” means shares of the Common Stock, par value $.01 per share, of the Company.
    2.27    “Subsidiary” means, at the time of determination, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of determination, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The Board or Committee shall have the authority to determine the time or times at which “Subsidiary” status is determined within the foregoing definition.
3.    Administration.
The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan including, without limitation, the authority (i) to grant Awards; (ii) to determine the persons to whom and the time or times at which Awards shall be granted; (iii) to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate, and the terms, conditions, restrictions, and performance criteria relating to any Award; (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) to make adjustments in the terms and conditions of Awards in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that any such adjustments with respect to any Awards subject to the attainment of performance objectives shall be subject to Section 6.4(b); (vi) to designate Affiliates; (vii) to construe and interpret the Plan and any Award; (viii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); (x) to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in an Award Agreement stating the time at which it may first be exercised or the time during which it will vest; provided, however, that the exercisability or vesting of any Award may only be accelerated in the event of a Grantee’s death, Disability or Retirement, or upon a Change of Control; provided further, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding acceleration limitations; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.
The Committee may appoint a chair and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that any Award granted to a Non-Employee Director shall be granted by the Committee, without any such delegation. All decisions, determinations, and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate, or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.
No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.    Eligibility.
Subject to the provisions set forth below, Awards may be granted to selected employees, officers, and independent contractors (including Non-Employee Directors) of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type (including the number of shares to be covered) of any Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.
5.    Stock Subject to the Plan.
    5.1    Share Reserve.
        (a)    Subject to adjustment as provided herein, the maximum number of shares of Stock that may be issued pursuant to Awards granted under the Plan on or after March 24, 2022 shall be 6,300,933 shares, which number is the sum of (i) 4,502,220 shares that will be available for issuance as of March 24, 2022 and (ii) 1,798,713 shares subject to Awards outstanding under the Plan as of March 24, 2022 which become available for issuance pursuant to the terms of Section 5.1(b) or 5.2(a), as such shares, if any, become available for issuance from time to time. For clarity, the share reserve in this Section 5.1(a) is a limitation on the number of shares of Stock that may be issued pursuant to the Plan in respect of Awards granted on or after March 24, 2022 and does not limit the number of Awards that may be granted. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Shares of Stock may be issued in connection with a merger or acquisition as permitted by NYSE Listed Company Manual Section 303A.08 or, if applicable, Nasdaq Listing Rule 5635(c), AMEX Company Guide Section 711, or other applicable stock exchange rules, and such issuance shall not reduce the number of shares of Stock available for issuance under the Plan.
        (b)    If an Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Award having been issued or (ii) is settled in cash (i.e., the holder receives cash rather than stock), such expiration, termination, or settlement shall not reduce (or otherwise offset) the number of shares of Stock that may be available for issuance under the Plan. Notwithstanding the foregoing, in the case of forfeiture, cancellation, exchange, or surrender of shares of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Awards shall not be available again for Awards hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also forfeited, canceled, exchanged, or surrendered. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
    5.2    Reversion of Shares to the Share Reserve.
        (a)    Shares Available for Subsequent Issuance. If any shares of Stock issued pursuant to an Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Grantee, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. To the extent there was or is issued a share of Stock underlying an Award and in each case such share (i) is subject to an Award that expires or terminates for any reason prior to exercise or settlement, (ii) is forfeited because of the failure to meet a contingency or condition required to vest such share, or (iii) is reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with the Award, then such share shall revert to and again become available for issuance under the Plan. Also, each share reacquired by the Company pursuant to Section 8.6 in connection with Restricted Stock or an Other Stock-Based Award shall again become available for issuance under the Plan.
    5.3    Individual Award Limitation on Annual Grants. Subject to adjustment as provided in Section 5.4, a maximum of 500,000 shares of Stock may be granted to any Grantee during any calendar year.
    5.4    Adjustments. In the event that the Committee shall determine that any change that is made in, or other events that occur with respect to, the shares of Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company, through stock dividend, dividend in property other than cash, liquidating dividend, recapitalization, reincorporation, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, change in corporate structure, or other similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised), affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall appropriately and proportionately adjust, in its sole discretion (a) the class(es) and maximum number of securities subject to the Plan pursuant to Section 5.1, (b) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5.3, (c) the class(es) and number of securities issued or issuable in respect of outstanding Awards, and (d) the exercise price, grant price, or purchase price relating to any Award. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as an event permitting adjustment as provided herein.
    5.5    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual solely for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $600,000 in total value, calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes.
6.    Specific Terms of Awards.
    6.1    General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, a Subsidiary, or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.
    6.2    Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:
        (a)    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual or Company-wide performance goals or earnings per share. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any such restrictions which may lapse on the basis of a Grantee’s service with the Company, a Subsidiary, or Affiliate shall not lapse any more rapidly than pro rata over a three (3) year period, and any such restrictions which may lapse on the basis of factors such as an increase in the value of the Stock or individual or Company performance shall not lapse any earlier than one (1) year following the date of grant of the Restricted Stock, and (ii) the lapsing of any such restrictions may be accelerated only in the event of a Grantee’s death, Disability or Retirement, or upon a Change of Control; provided, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.
        (b)    Consideration. Restricted Stock may be awarded in consideration for (A) cash, check, bank draft, or money order payable to the Company, (B) past services to the Company, a Subsidiary, or Affiliate, or (C) any other form of legal consideration that may be acceptable to the Committee, in its sole discretion, and permissible under applicable law.
        (c)    Termination of Employment. Upon termination of employment with or service to the Company and any Subsidiary or Affiliate, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction period, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Restricted Stock and any accrued but unpaid dividends that are at that time subject to the same restrictions as apply to the shares of Restricted Stock to which they relate; provided that, the Committee may provide, by rule or regulation, or in any Award Agreement, or may determine in any individual case, that restrictions, forfeiture conditions or repurchase rights relating to Restricted Stock will be waived in whole or in part in the event of a Grantee’s death, Disability or Retirement, or upon a Change of Control.
        (d)    Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall have discretion to retain physical possession of the certificate.
        (e)    Dividends. Except as provided otherwise in any Award Agreement, dividends paid on Restricted Stock shall either be paid at the dividend payment date, or be deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Except as provided otherwise in any Award Agreement, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

    6.3    Stock Awards in Lieu of Cash Awards. The Committee is authorized to grant Stock to Grantees as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any Stock or Award granted hereunder which vests on the basis of a Grantee’s service with the Company, a Subsidiary, or Affiliate shall not vest any more rapidly than pro rata vesting over a three (3) year period, and any Stock or Award granted hereunder which vests on the basis of performance shall provide for a performance period of at least one (1) year, and (ii) vesting may be accelerated only in the event of a Grantee’s death, Disability or Retirement, or upon a Change of Control; provided, however, that (i) up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations, and (ii) any Stock or Award granted hereunder that is granted in lieu of compensation that has been earned by the Grantee and that is otherwise payable in cash shall not be subject to the preceding vesting limitations.
    6.4    Other Stock-Based or Cash-Based Awards.
        (a)    In General. The Committee is authorized to grant to Grantees Other Stock-Based Awards or Other Cash-Based Awards alone or in addition to any other Award under the Plan, as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon performance of the Company or any other factors designated by the Committee, or valued by reference to the performance of specified Subsidiaries or Affiliates. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any Other Stock-Based Award which vests on the basis of a Grantee’s service with the Company, a Subsidiary, or Affiliate shall not vest any more rapidly than pro rata vesting over a three (3) year period, and any Other Stock-Based Award which vests on the basis of performance shall provide for a performance period of at least one (1) year, and (ii) vesting may be accelerated only in the event of a Grantee’s death, Disability or Retirement, or upon a Change of Control; provided, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations. Subject to subsection (b) below, the Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.
        (b)    Performance-Based Compensation. With respect to any performance-based compensation payable pursuant to an Award, the Committee shall establish the performance objectives applicable to, and the formula for calculating the amount payable under, the Award.
Prior to the payment of any performance-based compensation pursuant to an Award, the Committee shall certify the extent to which any performance objectives and any other material terms under such Award have been satisfied. Notwithstanding satisfaction of any completion of any performance objectives, to the extent specified at the time of grant of an Award, the number of shares, cash, or other benefits granted, issued, retainable, and/or vested under an Award on account of satisfaction of such performance objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.
The performance objectives shall be based upon and expressed in terms of one or more of the following criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) net operating income (“NOI”); (xi) operating income after taxes; (xii) operating cash flow; (xiii) sales or revenue targets; (xiv) increases in revenue or product revenue; (xv) expenses and cost reduction goals; (xvi) economic value added (or an equivalent metric); (xvii) market share; (xviii) cash flow; (xix) cash flow per share; (xx) share price performance; (xxi) debt reduction; (xxii) customer satisfaction; (xxiii) stockholders’ equity; (xxiv) capital expenditures; (xxv) debt levels; (xxvi) operating margin or net operating margin; (xxvii) workforce diversity; (xxviii) growth of net income, operating income, or net earnings; (xxix) increase in funds from operations (“FFO”); (xxx) increase in FFO per share; (xxxi) liquidity; (xxxii) net debt to adjusted EBITDA; (xxxiii) fixed-charge coverage ratio; (xxxiv) percentage of annual rental revenue (“ARR”) from investment-grade and large cap tenants; (xxxv) same property NOI growth; (xxxvi) amount of rentable square feet (“RSF”) leased; (xxxvii) growth in ARR in Class A assets; (xxxviii) EBITDA margin; or (xxxix) the Company’s published ranking against its peer group of office real estate investment trusts based on total stockholder return, increase in FFO per share and/or FFO current and forward multiples. At the discretion of the Compensation Committee, a performance measure not listed above may be utilized if it is considered relevant and important at the time of the award.
Performance objectives established by the Committee may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Grantees. Performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Committee is authorized to determine whether, when calculating the attainment of performance objectives for a certain performance period: (i) to exclude restructuring and/or other specific or objectively determinable nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance objectives and to define the manner of calculating the criteria it selects to use for each performance period.
    6.5    Change in Service Capacity and Leaves of Absence. Notwithstanding anything in the Plan to the contrary, for purposes of any Award or Award Agreement under the Plan, (i) the term “employment” shall mean service provided to the Company, Subsidiary, or an Affiliate as an employee or independent contractor and (ii) a change in the capacity in which a Grantee renders service to the Company, Subsidiary, or Affiliate, whether as an employee or independent contractor, or a change in the entity for which the Grantee renders such service, provided that there is no interruption or termination of the Grantee’s service with the Company, Subsidiary, or Affiliate, shall not be deemed to be a termination of employment; provided, however, if the entity for which a Grantee is rendering services ceases to qualify as an Affiliate, as determined by the Committee, in its sole discretion, such Grantee’s employment shall be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the Company, in that party’s sole discretion, may determine whether service shall be considered interrupted in the case of (i) any leave of absence approved by the Committee or the Company, including sick leave, military leave, or any other personal leave, or (ii) transfers between the Company, a Subsidiary or an Affiliate, or their successors. Notwithstanding the foregoing, for purposes of vesting in an Award, service shall not be considered interrupted in the case of a leave of absence only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of the Grantee’s leave of absence, or as otherwise required by law.
7.    Change of Control Provisions.
    7.1    Change of Control. With respect to any Award (other than any Other Cash-Based Award and any Award that vests upon the attainment of specified performance objectives) granted on or after March 27, 2015, the following provisions shall apply in the event of a Change of Control, unless otherwise determined by the Committee or the Board in writing at grant (including under any individual agreement), or unless treatment of any such Award in connection with a Change of Control is otherwise provided in any written agreement between the Grantee and the Company, a Subsidiary or an Affiliate:
        (a)    any surviving corporation or acquiring corporation (or its parent company) may assume or continue any Awards outstanding under the Plan or may substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Plan. If the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any Award outstanding under the Plan or substitute a similar award for any Award outstanding under the Plan, then such Award shall become fully vested (and exercisable, if applicable) effective as of the date of the Change of Control, contingent upon the closing or completion of the Change of Control.
    7.2    Involuntary Termination. With respect to any Award (other than any Other Cash-Based Award and any Award that vests upon the attainment of specified performance objectives) granted on or after March 27, 2015 which does not become fully vested (and exercisable, if applicable) effective as of the date of a Change of Control pursuant to Section 7.1(a), the following provisions shall apply in the event of a Grantee’s Involuntary Termination upon or within two (2) years following a Change of Control, unless otherwise determined by the Committee or the Board in writing at grant (including under any individual agreement), or unless otherwise provided in any written agreement between the Grantee and the Company, a Subsidiary or an Affiliate:
        (a)    any such Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested effective as of the date of such Involuntary Termination; and
        (b)    the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other such Award shall lapse and such Award shall be deemed fully vested effective as of the date of such Involuntary Termination.
8.    General Provisions.
    8.1    Effective Date; Approval by Stockholders. The Plan, as amended and restated effective as of March 24, 2022, shall take effect as of the Effective Date, provided that this Plan is approved by the Company’s stockholders at the annual meeting of stockholders of the Company held in 2022.

    8.2    Nontransferability. Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution; provided, however, that the Committee may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable tax and securities laws upon the Grantee’s request; provided, further, however, that no Awards may be transferred for consideration.
    8.3    Use of Proceeds from Sales of Stock. Proceeds from the sale of shares of Stock pursuant to Awards shall constitute general funds of the Company.
    8.4    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Grantee shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, actually received, or accepted by, the Grantee.
    8.5    No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as an independent contractor of the Company, any Subsidiary, or any Affiliate, or to be entitled to any remuneration or benefits not set forth in the Plan, such Award Agreement, or other agreement, or to interfere with or limit in any way the right of the Company, any such Subsidiary, or Affiliate to terminate such Grantee’s employment or independent contractor relationship.
    8.6    Taxes. The Company, any Subsidiary, or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority includes the authority to withhold, receive Stock, or other property, and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations. Notwithstanding the foregoing, no shares of Stock shall be withheld to satisfy withholding and other tax obligations with a value exceeding the minimum amount of tax required to be withheld by law (or such other maximum amount as may be permitted while still avoiding classification of the Award as a liability for financial accounting purposes).
The Company shall have no duty or obligation to any Grantee to advise such individual as to the time or manner of exercising any Award, to warn or otherwise advise such individual of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised, or to minimize the tax consequences of an Award to the holder of such Award.
    8.7    Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, if the Committee determines that stockholder approval of an amendment is necessary or desirable in order for the Plan to comply or continue to comply with any applicable law, such amendment shall not be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing but subject to Section 8.15, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee’s consent, under any Award theretofore granted under the Plan. Unless terminated sooner by the Board, the Plan automatically shall terminate on May 16, 2032.
    8.8    No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, no Grantee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such Award unless and until (i) such Grantee has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Stock subject to such Award has been entered into the books and records of the Company.
    8.9    Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.
    8.10    No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
    8.11    Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Awards unless and until such authority is obtained. A Grantee shall not be eligible for the grant of an Award or the subsequent issuance of Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
    8.12    Investment Assurances. The Company may require a Grantee, as a condition of exercising or acquiring Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Grantee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Grantee is acquiring Stock subject to the Award for the Grantee’s own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.
    8.13    Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.
    8.14    Deferrals. To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting, or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Grantees. Deferrals by Grantees will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Grantee is still providing services to the Company, Subsidiary or, Affiliate as an employee or independent contractor.
    8.15    Compliance with Section 409A of the Code. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and other interpretive guidance issued thereunder. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Stock are publicly traded and a Grantee holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Grantee’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Grantee’s death.
    8.16    Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.

ANNUAL MEETING OF STOCKHOLDERS OF

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 17, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/telephone until 11:59 PM ET the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033333333333030000 3 051722

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR, AND "FOR" PROPOSALS 2, 3, 4, AND 5. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE INSTRUCTIONS MADE BY THE UNDERSIGNED AND, IF NO INSTRUCTION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4, AND 5. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

6. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof in the discretion of the proxy holder.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on the records of the Company and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or other entity, please sign the full name of the entity by a duly authorized officer, giving full title as such under the signatures(s). If signer is a partnership, please sign in partnership name by an authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 17, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00033333333333030000 3 051722

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR, AND "FOR" PROPOSALS 2, 3, 4, AND 5. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE INSTRUCTIONS MADE BY THE UNDERSIGNED AND, IF NO INSTRUCTION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4, AND 5. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

6. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof in the discretion of the proxy holder.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on the records of the Company and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or other entity, please sign the full name of the entity by a duly authorized officer, giving full title as such under the signatures(s). If signer is a partnership, please sign in partnership name by an authorized person.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Proxy for Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors

The stockholder of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), executing the reverse side of this proxy (the “Stockholder”) hereby appoints Joel S. Marcus and Steven R. Hash, and each of them, as proxies for the Stockholder, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 17, 2022, at 11:00 a.m. Eastern Time, at 450 E. 29th Street, New York, NY 10016, and any postponement(s) or adjournment(s) thereof, to cast on behalf of the Stockholder all votes that the Stockholder is entitled to cast at such meeting and otherwise to represent the Stockholder at the meeting, with the same effect as if the Stockholder were present in person. The Stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, which are incorporated herein by reference, and revokes any proxy previously given with respect to such meeting.

(Continued and to be signed on reverse side)

1.1

14475

Alexandria®, the Lighthouse Design® logo, Building the Future of Life-Changing Innovation®, That's What's In Our DNA®, Alexandria Center®, Labspace®, Alexandria Venture Investments®, Alexandria Summit®, LaunchLabs®, Alexandria Technology Square®, Alexandria Technology Center®, Science Hotel®, AscentLabs™, GradLabs®, and VCSuites® are trademarks of Alexandria Real Estate Equities, Inc. All other company names, trademarks, and logos referenced herein are the property of their respective owners.

ALEXANDRIA®
Building the Future of Life-Changing Innovation®